UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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GEORGIA-PACIFIC CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GEORGIA-PACIFIC CORPORATION > NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Ultra
QUILTED
Georgia-Pacific
enMotion
DIXIE
DISPOSABLE
Stoneware
Brawny

GP
Georgia-Pacific

March 26, 2003

Dear Fellow Shareholder:

You are invited to attend Georgia-Pacific Corporation’s Annual Meeting of Shareholders at 11:00 a.m., Eastern time, on Tuesday, May 6, 2003. The Annual Meeting will be held in the Auditorium at Georgia-Pacific Center, 133 Peachtree Street, N.E., in Atlanta, Georgia. We hope you can attend.

We look forward to reporting to you on recent events at your Company as well as on other important matters. In addition, we will vote on the matters set forth in the attached Notice of Annual Meeting and Proxy Statement.

We have again provided to you the option of voting by mail, telephone or the Internet. Your vote is important. Even if you plan to attend the meeting, please vote as soon as possible.

Sincerely,

A. D. Correll

Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS—MAY 6, 2003

  TIME

11:00 a.m., Eastern time, on Tuesday, May 6, 2003

  BUSINESS

(1)	Elect 5 members of the Board of Directors.
(2)	Consider and act on a proposal to (i) amend various Georgia-Pacific employee benefit plans to permit the exchange of outstanding stock options for a lesser number of shares of restricted stock and (ii) make an additional unrelated amendment to the Georgia-Pacific Corporation Long-Term Incentive Plan (the “LTIP”).
(3)	Reapprove the LTIP’s performance-based criteria in connection with Section 162(m) of the Internal Revenue Code of 1986, as amended.
(4)	Consider and act on a proposal approving the amendment and restatement of one of our existing employee stock purchase plans that is limited to employees of select companies in which we have at least a 50% ownership interest.
(5)	Consider and act on a shareholder proposal, if properly presented at the meeting, urging Georgia-Pacific to establish a policy prohibiting the harvesting and trading of products from primary, old growth or other endangered forests.
(6)	Consider and act on a shareholder proposal, if properly presented at the meeting, requesting Georgia-Pacific’s Board of Directors to amend the Company’s Bylaws to require that an independent director serve as the Chairman of our Board of Directors.
(7)	Consider and act on a shareholder proposal, if properly presented at the meeting, urging Georgia-Pacific to establish a policy of expensing the costs of all future stock options issued by the Company.

  DOCUMENTS

The Proxy Statement, proxy card, Annual Review and our Annual Report on Form 10-K are included in this mailing. They are first being mailed to shareholders on or about March 31, 2003.

  PLACE

The Auditorium at Georgia-Pacific Center

133 Peachtree Street, N.E.

Atlanta, Georgia

  RECORD DATE

Owners of shares of common stock of Georgia-Pacific at the close of business on March 12, 2003 may attend and vote at the meeting.

  EXECUTIVE OFFICES

Georgia-Pacific Corporation

133 Peachtree Street, N.E.

Atlanta, Georgia  30303-1847

  VOTING

Even if you plan to attend the meeting in Atlanta, please provide us with your voting instructions in one of the following ways as soon as possible:

(1)	Internet — use the Internet address on the proxy card;
(2)	Telephone — use the toll-free number on the proxy card; or
(3)	Mail — mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope.

By order of the Board of Directors,

Kenneth F. Khoury

Vice President, Deputy General Counsel and Secretary

QUESTIONS AND ANSWERS

Q:   Who is entitled to vote?

A:   Georgia-Pacific shareholders of record as of the close of business on March 12, 2003 are entitled to vote at the Annual Meeting.

Q:   What will I likely be voting on?

A:   There are 7 proposals that may be voted on at the Annual Meeting:

■	the election of 5 directors;
■	a proposal to (i) amend various Georgia-Pacific employee benefit plans to permit the exchange of outstanding stock options for a lesser number of shares of restricted stock (the “Option Exchange”) and (ii) make an additional unrelated amendment to the Georgia-Pacific Corporation Long-Term Incentive Plan (the “LTIP”);
■	a proposal to reapprove the LTIP’s performance-based criteria in connection with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);
■	a proposal to approve the amendment and restatement of one of our existing employee stock purchase plans that is limited to employees of select companies in which we have at least a 50% ownership interest (the “Employee Stock Purchase Plan”);
■	a shareholder proposal urging Georgia-Pacific to establish a policy prohibiting the harvesting and trading of products from primary, old growth or other endangered forests;
■	a shareholder proposal requesting Georgia-Pacific’s Board of Directors to amend the Company’s Bylaws to require that an independent director serve as the Chairman of our Board of Directors; and
■	a shareholder proposal urging Georgia-Pacific to establish a policy of expensing the costs of all future stock options issued by the Company.

The Board of Directors knows of no other matters to be voted on at the Annual Meeting.

Q:   When and where is the Annual Meeting?

A:   The Annual Meeting is scheduled to begin at 11:00 a.m. on Tuesday, May 6, 2003, in the Auditorium at Georgia-Pacific Center, 133 Peachtree Street, N.E., in Atlanta, Georgia.

Q:   What are the Board’s recommendations?

A:   In summary, the Board of Directors recommends a vote:

■	FOR the election of the nominated slate of directors (see pages 5-6);
■	FOR the approval of the amendments to benefit plans to implement the Option Exchange and to make an additional unrelated amendment to the LTIP (see pages 28-40);
■	FOR the reapproval of the LTIP’s performance-based criteria in connection with Section 162(m) of the Code (see page 41);
■	FOR the amendment and restatement of the Employee Stock Purchase Plan (see pages 42-44);
■	AGAINST the establishment of a policy prohibiting the harvesting and trading of products from primary, old growth of other endangered forests (see pages 45-46);
■	AGAINST the amendment of our Bylaws to require that an independent director serve as the Chairman of our Board of Directors (see pages 47-48); and
■	AGAINST the establishment of a policy of expensing in the Company’s annual income statement the costs of all future stock options issued by the Company (see pages 49-51).

Q:   How many votes are needed to approve each item?

A:   ■    Directors. The affirmative vote of a plurality of the votes cast by the shares entitled to vote at the Annual Meeting is required to elect each director.

QUESTIONS AND ANSWERS

■	Amendments to Benefit Plans to Implement the Option Exchange and an Additional Unrelated Amendment to the LTIP. The votes cast in favor of this proposal must exceed the votes cast in opposition for the proposal to be adopted, provided that the total number of votes cast on this matter represents greater than 50% of our outstanding shares.
■	Reapproval of the LTIP’s Performance-Based Criteria. The votes cast in favor of this proposal must exceed the votes cast in opposition for this proposal to be adopted.
■	Approval of the Amendment and Restatement of the Employee Stock Purchase Plan. The votes cast in favor of this proposal must exceed the votes cast in opposition for this proposal to be adopted.
■	Shareholder Proposals. The votes cast in favor of the shareholder proposal must exceed the votes cast in opposition for a proposal to be adopted.

Q:	How will my proxy be voted?
A:	Unless you give other instructions, the persons named as proxies on the enclosed proxy card will vote in accordance with the recommendation of the Board of Directors. Accordingly, if no specification is made, shares properly represented by proxies will be voted “FOR” the director nominees named on pages 5-6, “FOR” the amendments to our benefit plans to implement the Option Exchange and an additional unrelated amendment to the LTIP, “FOR” the reapproval of the LTIP’s performance-based criteria, “FOR” the amendment and restatement of the Employee Stock Purchase Plan and “AGAINST” each of the shareholder proposals.

Q:	How will abstentions and broker non-votes be treated?
A:	■	Directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.
■	Amendments to Benefit Plans to Implement the Option Exchange and an Additional Unrelated Amendment to the LTIP. Except as described below, an abstention or broker non-vote will have the effect of a vote against this proposal since they are not counted as votes cast and therefore will not count towards the requirement that greater than 50% of our outstanding shares vote on this matter. However, if more than 50% of our outstanding shares vote on this proposal, abstentions and broker non-votes will have no effect on the result of the vote. In any event, abstentions and broker non-votes will count toward the presence of a quorum.
■	Reapproval of the LTIP’s Performance-Based Criteria. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.
■	Approval of the Amendment and Restatement of the Employee Stock Purchase Plan. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.
■	Shareholder Proposals. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

Q:	How will voting on any other business be conducted?
A:	If any matter other than those currently scheduled to be voted on is properly raised and presented at the Annual Meeting, your vote gives authority to the persons named on

QUESTIONS AND ANSWERS

the proxy card to vote on any such matter in their discretion. To the extent any other matter is voted on, generally the votes cast in favor of the matter must exceed those cast in opposition in order for the matter to be approved.

Q:	How many votes is each share entitled to?
A:	Each share of Georgia-Pacific common stock is entitled to one vote.

Q:	How do I vote?
A:	You may vote:
■	by attending the Annual Meeting;
■	via the Internet at www.eproxyvote.com/gp;
■	by telephone at 1-877-779-8683 (1-877-PRX-VOTE) as directed on your proxy card; or
■	by completing and mailing your proxy card.

Specific instructions for voting are described on the enclosed proxy card.

Q:	Can I change my vote?
A:	Yes. You may revoke your proxy by submitting a new proxy by one of the methods described in the previous question and answer, or by sending a written request to change your vote that must be received by our Secretary prior to the Annual Meeting. Giving your proxy does not deprive you of your right to vote in person should you attend the Annual Meeting.

Q:	Who will tabulate the votes?
A:	EquiServe Trust Company, N.A. (“EquiServe”) will tabulate the votes and act as inspector of election.

Q:	How many votes does Georgia-Pacific need in order to hold the meeting?
A:	As of the record date, March 12, 2003, 250,319,958 shares of common stock of Georgia-Pacific were outstanding. Accordingly, the total number of possible votes is 250,319,958. A number of votes equal to or greater than a majority of the possible votes, or 125,159,979 (including abstentions), will constitute a quorum. No business may be transacted at the Annual Meeting without a quorum. If you are present at the Annual Meeting in person or by proxy, or vote by proxy card, telephone or the Internet, you will be considered part of the quorum.

Q:	Is my vote confidential?
A:	Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to EquiServe, and handled in a manner that protects your privacy. Your vote will not be disclosed except: (1) as needed to permit EquiServe to tabulate and certify the vote; (2) as required by law; (3) if we determine in good faith that a bona fide dispute exists as to the accuracy or authenticity of a proxy, ballot or vote; or (4) in the event of a proxy contest, unless all parties to the contest agree to follow Georgia-Pacific’s confidentiality policy.

Q:	What does it mean if I get more than one proxy card?
A:	You may receive a proxy card for each account that you have, including shares held by the trustee in the Company’s dividend reinvestment plan or any employee benefit plan. Please vote by proxy for all accounts to ensure that all of your shares are voted. The proxy card (or cards) you receive represents all of the shares you are entitled to vote. If you wish to consolidate multiple accounts, please contact our transfer agent, EquiServe, at 1-800-519-3111.

Q:	How will shares in Georgia-Pacific employee benefit plans be voted?
A:

This proxy statement is being used to solicit voting instructions for the shares of the Company’s common stock which are held by the Trustee of the Company’s benefit plans for the benefit of plan participants. Shares held in our benefit plans that are entitled to vote will

QUESTIONS AND ANSWERS

be voted by the Trustee pursuant to your instructions. Shares held in any employee benefit plan that are entitled to vote but do not vote will not be counted. You must instruct the Trustee to vote your shares by utilizing the voting methods described above; namely, by the Internet, by telephone or by completing and mailing your proxy card.

Q:	When are shareholder proposals intended for inclusion in next year’s Annual Meeting Proxy Statement due?
A:	The deadline for receipt of shareholder proposals intended to be included in the proxy statement or otherwise for next year’s annual meeting is the close of business on December 1, 2003. They must be submitted in writing to Kenneth F. Khoury, Vice President, Deputy General Counsel and Secretary, Georgia-Pacific Corporation, 133 Peachtree Street, N.E., Atlanta, Georgia 30303.

Q:	What if I do not meet the deadline for including a proposal in the proxy statement for next year’s annual meeting?
A:	Proposals not included in the proxy statement for next year’s annual meeting may still be presented directly at the meeting. However, management will be able to vote proxies in its discretion on any such proposal if Georgia-Pacific: (1) receives notice of the proposal before the close of business on February 12, 2004, and advises shareholders in the annual meeting proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 15, 2004. Notices of intention to present proposals at next year’s annual meeting should be addressed to Kenneth F. Khoury, Vice President, Deputy General Counsel and Secretary, Georgia- Pacific Corporation, 133 Peachtree Street, NE, Atlanta, Georgia 30303.

Q:	Who are the proxy solicitors and what are the solicitation expenses?
A:	We have hired D.F. King & Co., Inc. to solicit proxies for $35,000, plus its costs, to assist in the distribution of proxy material and solicitation of votes by mail, telephone, facsimile or personal meetings. Our officers, directors and employees may also assist with solicitation efforts.

We will reimburse brokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to owners of Georgia-Pacific stock in accordance with the fee schedule approved by the New York Stock Exchange.

Q:	May I access this year’s proxy statement and annual report via the Internet?
A:	Yes. This proxy statement and our 2002 Annual Report on Form 10-K are available by accessing the Investor Information section under the “About Us” tab on our Internet site at www.gp.com. In addition, most shareholders can elect to receive future proxy statements, annual reports and proxy cards over the Internet instead of receiving paper copies in the mail. Links will be provided to elect this option if you vote on the Internet in accordance with the instructions on your proxy card.

NOMINEES AND DIRECTORS

Proposal No. 1 — Election of Directors

Our Bylaws divide the Board into 3 classes, with the directors in each class serving for a term of 3 years and until their successors are elected and qualified.

The persons named on the enclosed proxy card will vote each properly executed proxy for the election of the following nominees as directors unless authority to so vote is withheld. If any named nominee becomes unavailable for election, the Board may substitute another nominee or reduce the number of directors to be elected. In the event the Board names a substitute nominee, the proxy would be voted for the substitute nominee. The terms of the remaining directors of the Company will continue as indicated below. Proxies can be voted for no more than 5 persons.

The Board of Directors recommends that shareholders vote FOR the election of the 5 nominees named below.

CLASS I DIRECTOR NOMINEES, term ends May 2, 2006

JANE EVANS, 58, Chief Executive Officer of Opnix Internet Technologies (an Internet licensing company) since January 2003, has been one of our directors since 1994. From May 2001 to January 2003, Ms. Evans was the Chief Executive Officer of Opnix, Inc. (a provider of Internet traffic management and routing products). From August 1995 to May 2001, Ms. Evans served as President and Chief Executive Officer of GAMUT Interactive, Inc. (a provider of television and consumer operating systems). In May 2001, GAMUT filed for bankruptcy under Chapter 7 of the Bankruptcy Code. From April 1991 until March 1995, Ms. Evans was Vice President and General Manager of the Home and Personal Services Market Unit of US West Communications, Inc.

Ms. Evans is also a director of Hypercom Corporation, KB Home, Main Street and Main Incorporated, PETsMART, Inc. and Altria Group, Inc.

SIR RICHARD V. GIORDANO, 69, Chairman of BG Group plc (oil and gas exploration and production distributor and seller of gas and gas supported services) since January 1994, has been one of our directors since 1984 and our Lead Director since November 2002.

He is also a director of Rio Tinto plc.

NOMINEES AND DIRECTORS

M. DOUGLAS IVESTER, 56, President of Deer Run Investments, LLC (an investment management company) since February 2000, has been one of our directors since 1993. Mr. Ivester served as Chief Executive Officer of The Coca-Cola Company from October 1997 to February 2000 and as President and Chief Operating Officer from July 1994 until October 1997.

Mr. Ivester is also a director of SunTrust Banks, Inc., S1 Corporation and Service Central, Inc.

LOUIS W. SULLIVAN, M.D., 69, President Emeritus of Morehouse School of Medicine since July 2002, has been one of our directors since 1993. Dr. Sullivan served as President of Morehouse School of Medicine from January 1993 until July 2002 and as Secretary of the United States Department of Health and Human Services from March 1989 until January 1993.

Dr. Sullivan is also a director of Bristol-Myers Squibb Company, CIGNA Corporation, Equifax Inc., United Therapeutics, Inc., Minnesota Mining and Manufacturing Company, BioSante Pharmaceuticals, Inc. and Endovascular Instruments, Inc.

LEE M. THOMAS, 58, our President since September 2002, has been one of our directors since May 2002. Prior to becoming our President, Mr. Thomas served in a number of management positions with Georgia-Pacific, including President-Building Products and Distribution from March 2002 until September 2002, Executive Vice President-Consumer Products from August 2000 until March 2002, Executive Vice President-Paper and Chemicals from December 1997 until August 2000, Executive Vice President-Paper from January 1997 until December 1997, Senior Vice President-Paper from February 1995 until December 1996, and Senior Vice President-Environmental, Government Affairs and Communications from February 1994 until January 1995 and Senior Vice President-Environmental and Government Affairs from March 1993 until January 1994.

Mr. Thomas is also a director of Airgas, Inc.

NOMINEES AND DIRECTORS

CONTINUING DIRECTORS

JAMES S. BALLOUN, 64, Chairman, Chief Executive Officer and President of Acuity Brands, Inc. (a manufacturer of lighting equipment and chemicals) since November 2001, has been one of our directors since 1998. His current term as director ends in 2005. Mr. Balloun served as Chairman, Chief Executive Officer and President of National Service Industries, Inc. (formerly, a diversified manufacturer and distributor of lighting equipment, chemicals, textiles and envelopes) from 1996 until October 2001 when it spun off Acuity Brands in a tax-free distribution to its shareholders. Mr. Balloun served as a director of McKinsey & Company, Inc. from 1976 until 1996.

Mr. Balloun is also a director of Acuity Brands, Inc., Radiant Systems, Inc. and Wachovia Corporation.

BARBARA L. BOWLES, 55, Chairman, Chief Executive Officer and Chief Investment Officer of The Kenwood Group, Inc. (an investment advisory firm) since 1989, has been one of our directors since 2000. Her current term as director ends in 2004. Ms. Bowles served as a director of Fort James Corporation from 1997 until the completion of our acquisition of Fort James in 2000.

Ms. Bowles is also a director of The Black & Decker Corporation, Wisconsin Energy Corporation, Wisconsin Electric Power Company, Wisconsin Gas Company, Hyde Park Bank of Chicago and Dollar General Corporation.

WORLEY H. CLARK, JR., 70, President of W.H. Clark Associates, Ltd. (a consulting firm) since 1994, has been one of our directors since 2000. His current term as director ends in 2005. Mr. Clark retired from Ondeo Nalco Company (formerly, Nalco Chemical Company) in 1994, where he served as Chairman and Chief Executive Officer. Mr. Clark served as a director of Fort James Corporation from 1993 until the completion of our acquisition of Fort James in 2000.

Mr. Clark is also a director of Merrill Lynch & Co., Inc., Bethlehem Steel Corporation, Valero Energy Corp., Millennium Chemicals, Inc. and the Merchants’ Exchange and Exchange Cubed, LLC.

ALSTON D. CORRELL, 61, our Chairman and Chief Executive Officer since December 1993 and May 1993, respectively, and President from July 1991 to September 2002, has been one of our directors since 1992. His current term as director ends in 2005.

Mr. Correll is also a director of Norfolk Southern Corporation, Mirant Corporation and SunTrust Banks, Inc.

NOMINEES AND DIRECTORS

DONALD V. FITES, 69, retired Chairman and Chief Executive Officer of Caterpillar Inc., a position he held from 1990 until February 1999, has been one of our directors since 1992. His current term as director ends in 2004.

Mr. Fites is also a director of AT&T Wireless Services, Inc., Exxon Mobil Corporation, AK Steel Corporation, Oshkosh Truck Corporation and Wolverine World Wide, Inc.

DAVID R. GOODE, 62, Chairman, President and Chief Executive Officer of Norfolk Southern Corporation since September 1992 and an executive officer of that company since 1985, has been one of our directors since 1992. His current term as director ends in 2004.

Mr. Goode is also a director of Norfolk Southern Corporation, Norfolk Southern Railway Company, Caterpillar Inc., Delta Air Lines, Inc. and Texas Instruments Incorporated.

JAMES B. WILLIAMS, 70, Chairman of the Executive Committee of SunTrust Banks, Inc. since March 1998, has been one of our directors since 1989. His current term as director ends in 2004. Mr. Williams held the positions of Chairman and Chief Executive Officer of SunTrust Banks, Inc. from April 1991 and April 1990, respectively, until March 1998.

Mr. Williams is also a director of SunTrust Banks, Inc., The Coca-Cola Company, Genuine Parts Company, Rollins, Inc., RPC Energy Services, Inc. and Marine Products Corporation.

JOHN D. ZEGLIS, 55, Chief Executive Officer and Chairman, AT&T Wireless Services since December 1999, has been one of our directors since 2001. His current term as director ends in 2005. Mr. Zeglis served as President of AT&T Corporation from December 1997 to July 2001, Vice Chairman from June 1997 to November 1997, General Counsel and Senior Executive Vice President from 1996 to 1997 and Senior Vice President and General Counsel from 1986 to 1996.

Mr. Zeglis is also a director of Helmerich and Payne Corporation.

CORPORATE GOVERNANCE

Q:	How is Georgia-Pacific managed?
A:	We are managed by a core group of officers who are governed by a Board of Directors, the number of which is currently set at 13 members. Our Bylaws divide the Board into 3 classes of approximately equal size with each class being elected for three years.

Q:	Has the Board of Directors adopted corporate governance principles?
A:	Yes. For a number of years, our Board has had in place a set of Board Policies and Procedures, which address a number of corporate governance principles, including director independence, mandatory retirement, evaluation of the CEO, composition of the Board and succession planning. Our corporate governance principles are reviewed by the Executive and Governance Committee on a regular basis and any proposed additions or amendments to the principles are reviewed and approved by the Board.

The New York Stock Exchange (the “NYSE”) has proposed rules that would require listed companies like Georgia-Pacific to adopt governance guidelines covering certain matters. The Company has reviewed its corporate governance principles and, to the extent necessary, will amend them to ensure compliance when these rules are adopted in their final form.

In order to provide shareholders with greater knowledge regarding the Board’s processes, the corporate governance principles adopted by the Board of Directors will be posted on our website at www.gp.com in the near future.

Q:	Does the Board of Directors have a lead director?
A:	Yes. In November 2002, the Executive and Governance Committee approved and recommended to the Board for approval a presiding director (the “Lead Director”). The Lead Director, who shall be the Chairman of the Executive and Governance Committee, presides over any executive session of the non-management directors. The Lead Director also serves as a liaison between the non-management members of the Board and the Chairman, and discusses with the Chairman, to the extent appropriate, matters discussed by the non-management directors in executive session.

As Chairman of the Executive and Governance Committee, Sir Richard V. Giordano serves as our Lead Director.

Q:	Do non-management directors meet without management present?
A:	Yes. Our non-management directors meet in executive session without management present. During 2002, our non-management directors met 5 times and discussed such topics as management’s performance, succession planning and the recommendations of the Compensation Committee regarding the Chief Executive Officer’s compensation.

Q:	How many directors are independent?
A:

Of the Board’s 13 members, 11 are independent. A director’s independence is determined by the Board pursuant to our corporate governance principles, which define an independent director as one who is not an officer or former officer of Georgia-Pacific, or a relative of such officer, is not an officer of a significant customer or supplier to Georgia-Pacific, does not have a personal services contract with Georgia-Pacific, is not a significant advisor or consultant to Georgia-Pacific and is not affiliated with a tax-exempt entity that receives significant contributions from Georgia-Pacific. The Board has determined, after careful review, that each member of the Board is independent as defined

CORPORATE GOVERNANCE

in our corporate governance principles, with the exception of Messrs. Correll and Thomas, who are employed by Georgia-Pacific.

Q:  Does the Board of Directors evaluate its own performance and effectiveness?

A:  Yes. The Board evaluates its performance and effectiveness through annual self-assessments. This process commences with each director completing a questionnaire with respect to the following topics:

■	Whether Board meetings foster open communication and timely resolution of issues presented.
■	The Board’s expectations concerning director responsibilities and the productivity of Board and Committee meetings.
■	The appropriateness of the Company’s long- term operating and financial strategies and its success in executing those plans.
■	Senior management’s accessibility to provide the Board with important information about the Company.
■	The structure of the Board and its Committees, as well as the frequency of Board and Committee meetings.
■	The characteristics and expertise of the Board required to ensure its effectiveness.
■	The adequacy of existing accounting and financial controls, and the ethical conduct and legal compliance of the Company.
■	Compliance by the Board and senior management with the Board’s corporate governance principles.
■	The succession plans for the Chief Executive Officer and senior management.
■	Whether the Company has met its obligations to its employees and to the communities in which it operates.

The collective ratings and comments of our directors are compiled and presented by the Chairman of the Executive and Governance Committee to the full Board for discussion, for the assessment of progress in the areas targeted for improvement a year earlier, and for the development of recommendations to enhance the Board’s effectiveness over the next year.

Q:   What are non-employee directors paid each year?

A:   Each director’s compensation consists of:

■	$40,000 in cash;
■	stock options to purchase shares of Georgia-Pacific stock worth $40,000 on the date of grant;
■	a restricted stock grant of Georgia-Pacific stock worth $40,000 on the date of grant; and
■	group term life insurance in the amount of $50,000.

Committee Chairmen also receive a $5,000 annual fee.

Directors have the option to defer all or part of the cash compensation payable to them so long as they defer at least $10,000 in each calendar year. A deferral gives a director the option of being paid as if such funds had been invested in:

■	shares of Georgia-Pacific stock;
■	a promissory note with a floating interest rate equal to ¾% over the six-month Treasury Bill rate; or
■	an S&P 500 Index Fund.

The deferred fees (adjusted for investment gains or losses) are paid upon retirement in a single payment or in annual cash payments.

CORPORATE GOVERNANCE

BOARD COMMITTEES

The Board has determined, after careful review, that all of the members of our Board Committees are independent, as defined by our corporate governance principles.

Audit Committee

■	Members are James S. Balloun, Barbara L. Bowles, David R. Goode (Chairman), M. Douglas Ivester and Louis W. Sullivan.
■	Met 11 times in 2002.
■	Reviews financial statements and periodic filings with the Securities and Exchange Commission (the “SEC”) and discusses them with management.
■	Reviews the scope and results of the audit of our financial statements by our independent auditors, including significant changes in accounting principles and practices, significant proposed adjustments and disagreements with management, if any.
■	Recommends independent auditors and reviews their services, independence and fees.
■	Pre-approves all audit and significant permissible non-audit services to be performed by our independent auditors.
■	Evaluates critical accounting policies.
■	Reviews policies and meets with management to assess whether Georgia-Pacific is in material compliance with applicable laws and regulations.
■	Reviews internal controls in place to prevent and detect employee conflicts of interest, misconduct and fraud, and the results of certain examinations performed by the Internal Audit Department.
■	Issues annual Audit Committee Report contained in the proxy statement.

Executive and Governance Committee

■	Members are Donald V. Fites, Sir Richard V. Giordano (Chairman), David R. Goode and James B. Williams.
■	Met 7 times in 2002.
■	If necessary, exercises the power of the full Board between meetings except for certain fundamental transactions and matters of corporate governance.
■	Reviews corporate governance issues, including the composition, work, organization and compensation of the Board and its committees.
■	Conducts an annual self-assessment of the performance of the Board as a whole.
■	Considers and recommends nominees for election as directors, and also accepts and considers recommendations from shareholders subject to the requirements described in the following paragraph.

Except as described below, shareholders making nominee recommendations must submit a written notice not less than 60, nor more than 75, days before the applicable meeting accompanied by:

■	the name and address of record of the nominating shareholder;
■	a representation that the shareholder is a record shareholder;
■	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;
■	the class and number of shares held of record, owned beneficially and represented by proxy, by the shareholder as well as each proposed nominee;
■	the name, age, business and residential address, and principal occupation or employment of each proposed nominee;
■	a description of all arrangements or understandings between the shareholder and each proposed nominee; and
■	any other information regarding each nominee that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

CORPORATE GOVERNANCE

Georgia-Pacific may require each proposed nominee to submit reasonable additional information that will help determine his or her eligibility to serve as a director. If less than 70 days notice or prior public disclosure of the meeting is given or made to shareholders, the notice nominating a director must be received by the 10th day following the date of the notice of the meeting or public disclosure of the meeting.

The final selection of the Board’s nominees is within the sole discretion of the Board.

Compensation Committee

■	Members are Worley H. Clark, Jr., Jane Evans, Donald V. Fites (Chairman) and Sir Richard V. Giordano.
■	Met 7 times in 2002.
■	Evaluates the annual performance of Georgia-Pacific’s executive officers.
■	Determines officer salaries.
■	Administers compensation programs, including:
■	designing officer and other employee compensation plans;
■	making stock grants and awards to officers and other employees; and
■	setting performance targets for officers and other employees for future periods and verifying performance for past periods.
■	Issues annual Compensation Committee Report contained in the proxy statement.

Finance Committee

■	Members are Barbara L. Bowles, M. Douglas Ivester, James B. Williams (Chairman) and John D. Zeglis.
■	Met 6 times in 2002.
■	Reviews financial plans and major financings.
■	Reviews management policies regarding borrowing, leasing, acquisitions, dispositions and capital expenditures.
■	Recommends dividends.

Meetings of the Board

The Board of Directors met 10 times in 2002. The Board and its committees met a total of 41 times in 2002. Average director attendance at all Board and committee meetings was 87%. All members of the Board attended at least 75% of all Board and committee meetings in 2002.

Compensation Committee Interlocks and Insider Participation

As was the case during fiscal 2002, our Compensation Committee—the members of which are Worley H. Clark, Jr., Jane Evans, Donald V. Fites and Sir Richard V. Giordano—is comprised entirely of independent directors. Other than his or her directorship, the members of our Compensation Committee do not have any material relationship with Georgia-Pacific, our Chief Executive Officer or any other executive officer of Georgia-Pacific.

AUDIT COMMITTEE REPORT AND RELATED MATTERS

To the Board of Directors:

We have reviewed and discussed with management Georgia-Pacific’s audited financial statements as of and for the year ended December 28, 2002.

We have discussed with Georgia-Pacific’s independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and issued by the Independence Standards Board, and have discussed with the auditors their independence.

We have also considered whether the provision of services provided by Ernst & Young, not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in Georgia-Pacific’s Form  10-Qs for the quarters ended March 30, 2002, June 29, 2002, and September 28, 2002, is compatible with maintaining Ernst & Young’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2002.

The foregoing report has been furnished by the Audit Committee of Georgia-Pacific’s Board of Directors.

David R. Goode, Chairman

James S. Balloun

Barbara L. Bowles

M. Douglas Ivester

Louis W. Sullivan

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Georgia-Pacific specifically incorporates the report by reference in any such document.

Independent Auditor Fee Information

Audit Fees. Fees for audit services totaled approximately $20.9 million in 2002, including fees associated with the 2002 annual audit and reviews of the Company’s quarterly reports on Form 10-Q, audits of the Company’s 1999 through 2001 consolidated financial statements, registration statements, consents, comfort letters and statutory audits required internationally.

Audit-Related Fees. Fees for audit-related services totaled approximately $500,000 in 2002 and $100,000 in 2001. Audit-related services principally include audits of employee benefit plans, accounting consultations and information systems audits.

Tax Fees. Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $300,000 in 2002 and $500,000 in 2001.

All Other Fees. Fees for all other services not included above totaled approximately $1 million in 2002 and $400,000 in 2001, principally for support and advisory services related to the Company’s risk management procedures.

The Audit Committee has reviewed the fee information above and recognizes that the Company’s 2002 audit fees were significantly higher than in previous years. These fees were principally driven by the extensive audit work required by the Company’s new auditors, Ernst & Young, in connection with the re-audit of the

AUDIT COMMITTEE REPORT AND RELATED MATTERS

Company’s 1999 through 2001 consolidated financial statements. In addition, the higher fees for 2002 were largely the result of one-time expenses associated with the proposed separation of the Company’s building and consumer products businesses, the Company’s $1.5 billion debt offering and the sale by the Company of 60% of Unisource Worldwide, Inc. The Audit Committee has discussed the provision of these services, many of which were one-time engagements, and the other services provided by Ernst & Young and considers them to be compatible with maintaining the independence of such firm.

Statement Regarding Independent Auditor

On April 9, 2002, the Audit Committee voted to dismiss its independent public accountants, Arthur Andersen LLP and to engage the services of Ernst & Young to serve as Georgia-Pacific’s independent auditors for the 2002 fiscal year, effective as of that date.

Arthur Andersen’s reports on Georgia-Pacific’s consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 29, 2001 and December 30, 2000, and through the interim period ending April 9, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on Georgia-Pacific’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Ernst & Young has audited the accounts of Georgia-Pacific and its subsidiaries since 2002 and will continue in that capacity during 2003. A representative of Ernst & Young is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

COMPENSATION COMMITTEE REPORT

What is Georgia-Pacific’s executive compensation philosophy?

We have designed our executive compensation to attract, retain and reward quality people in a highly competitive business environment. Our annual and long-term incentive compensation strategy is designed to link our strategic business objectives and the enhancement of shareholder returns with the compensation of our managers. We believe that our long-term stock-based incentive compensation plans align the interests of management and shareholders. From time to time, we work with outside consultants to ensure that we have the appropriate mix of compensation arrangements.

What comprises total executive compensation?

■	Base salaries;
■	annual cash bonuses for achieving annual corporate and business unit goals; and
■	long-term, stock-based incentives consisting of stock options, performance rights and/or restricted stock.

Total executive compensation targets, including payments and awards under our incentive plans, are set by us at approximately the median, or 50th percentile, of compensation practices at a cross-section of United States industrial companies, representing a range of industries which are similar to Georgia-Pacific in terms of size and complexity of operations. As selected by the Compensation Committee, these companies also may include companies listed in the Standard & Poor’s Forest Products Index, the Standard & Poor’s Paper Products Index and the Standard & Poor’s Household Products (nondurables) Index. We believe the industrial companies we have selected to be in Georgia-Pacific’s peer group compete with us in the hiring and retention of executives. Cash and stock-based incentive compensation targets were set at levels that we believed would result in overall compensation to executives below, at or above the median of those industrial companies depending upon our relative Economic Value Added (as described below, our “EVA”) or total shareholder return performance as compared to our peers.

Base Salaries. Base salaries of all officers, including the executive officers named in the Summary Compensation Table on page 18 are set at a level approximating median pay for similar positions at the cross-section of United States industrial companies discussed above. There is some variation from the median based on individual performance, the nature of responsibilities and competitive marketplace data.

Annual Performance Bonuses. Annual bonuses are provided under the Economic Value Incentive Plan (the “EVIP”). However, payments under this plan depend on the achievement of performance targets (discussed below) set at the beginning of each year which have both objective and subjective components. Performance above or below these targets results in proportionately higher or lower bonuses up to the maximum (200% of target bonus) or down to the threshold (50% of target bonus) level. A bonus will not be paid unless the threshold level is achieved. No participant (other than Mr. Correll) was entitled to receive a bonus of more than 125% of his or her base salary in 2002.

For 2002, annual bonuses were based on Georgia-Pacific’s “relative” EVA performance as compared to a peer group of companies in the Standard & Poor’s Forest Products Index, the Standard & Poor’s Paper Products Index and the Standard & Poor’s Household Products (nondurables) Index.

In 2002, we used EVA as our principal financial metric to measure our ability to generate net after-tax operating profits in excess of our cost of capital (both equity and debt).

Target bonuses were determined for 2002 based on a percentage of a participant’s base salary grade midpoint and range from 35% to 110% for

COMPENSATION COMMITTEE REPORT

all officers, and 10% to 35% for all other participants. The executive officers named in the Summary Compensation Table on page 18 had target bonuses ranging from 55% to 80% of their base salary grade midpoint (other than Mr. Correll whose target award is 110% of midpoint).

The objective portion of the bonus (based on “relative” EVA performance of Georgia-Pacific) determined up to 50% of the target bonus. For 2002, the “relative” percentile ranking EVA performance targets were:

■ Threshold	30th percentile
■ Target	54th percentile
■ Maximum	100th percentile

On a “relative” EVA basis, Georgia-Pacific performed at the 73rd percentile level in 2002. As a result, for 2002, the average participant received a cash award of 135% of his or her target objective bonus. However, as discussed on the following page, the Chief Executive Officer received no bonus for 2002.

The subjective portion of the bonus determined up to 50% of the target bonus. It is based on the CEO’s assessment of:

■	actual performance compared to targeted performance of business units, divisions or segments for the plan year; and
■	actions taken by business units, divisions or segments to increase EVA in future years.

For 2002, the average participant received 15% of his or her subjective bonus for a total average award of 82% of his or her combined objective and subjective target bonus under the EVIP.

Long-Term Equity Incentive Compensation. The Georgia-Pacific Corporation Long-Term Incentive Plan (the “LTIP”) gives Georgia-Pacific the ability to structure incentives for employees that are tied directly to the price performance of the Company’s common stock. The Compensation Committee has the authority under this Plan to set the terms and conditions of any grants and awards.

The LTIP authorizes grants of stock options, restricted stock and performance rights with respect to Georgia-Pacific stock. On January 31, 2002, all Georgia-Pacific executive officers and other key employees were granted options to purchase Georgia-Pacific stock. On that date, the fair market value of Georgia-Pacific stock was $24.44. This price fixed the exercise price of the options. These options will expire on January 30, 2012 and will vest and become exercisable in substantially equal amounts over three years beginning January 31, 2003. In addition, on February 21, 2002, the Committee made an LTIP grant of 156,700 options to Mr. Correll subject to the same terms and conditions of the stock option grants made on January 31, 2002. This award was made to properly align Mr. Correll’s long-term incentive award level with prevailing market practice.

Further, in 2002, performance rights were granted to key executive officers. These performance rights provide for the issuance of stock to these officers upon the achievement of a specified “relative” total shareholder return as compared to our peers in the Standard & Poor’s Forest Products Index, the Standard & Poor’s Paper Products Index and the Standard & Poor’s Household Products (nondurables) Index. Depending upon the achieved “relative” total shareholder return, 0% to 200% of the target number of shares may be awarded. For the performance period ending on December 31, 2002, 0% of the target level award of restricted shares were issued.

During 2002, the Committee considered the fact that most outstanding employee stock options have grant prices that are well above the current market value of the Company’s stock. As a result, few of such options have been exercised or have perceived value to employees. The Committee’s primary concerns were the significant number of unexercised options as a percentage of shares outstanding, and the impact of under water options on employee morale and retention. The

COMPENSATION COMMITTEE REPORT

Committee concluded that some action is appropriate, but only with shareholder concurrence. Accordingly, the proposal outlined on pages 28-40 of this proxy statement describes the action the Committee is recommending that shareholders approve.

Policy on Income Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code precludes the deductibility of an executive’s compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan that has been approved by shareholders. Georgia-Pacific has obtained shareholder approval for the LTIP; however, our policy is to maximize long-term shareholder value, and tax deductibility is only one factor considered in setting compensation.

Chief Executive Officer Compensation

Mr. Correll participates in the compensation programs described in this report. His compensation for 2002 is summarized on the pages that immediately follow this report. The specific bases for our determination of Mr. Correll’s compensation, in 2002, included:

■	Financial results of Georgia-Pacific, including:
■	EVA of Georgia-Pacific, for 2002, that ranked at the 73rd percentile of all companies in our peer group; and
■	Free cash flow results that exceeded our plan for the year.
■	Continued efforts to develop and implement a major transformation strategy to redirect the focus of Georgia-Pacific away from commodities and into consumer/branded products;
■	Successful completion of the sale of a 60% interest in Georgia-Pacific’s distribution subsidiary, Unisource Worldwide, Inc., to Bain Capital;
■	Successful execution of work required to separate Georgia-Pacific into two distinct companies and then reconsolidate the organization after the separation was indefinitely postponed;
■	Aggressive leadership in areas of interest to Georgia-Pacific’s diverse constituency;
■	Building a strong management team;
■	Maintaining a safe working environment; and
■	Environmental stewardship.

Mr. Correll’s base salary, annual bonus and long-term stock-based incentive awards are intended to keep his compensation competitive with chief executive officers of comparable industrial companies in the forest and paper products industry, the consumer products industry and general industry over the short and long term. We believe the grants of options and performance rights to him from time to time are consistent with our philosophy of aligning the interests of Mr. Correll with those of our shareholders.

Mr. Correll was awarded no bonus under the EVIP for 2002, despite the fact that he was entitled to a bonus of approximately $2 million for that year. In addition, Mr. Correll received no increase in his base compensation from 2001 to 2002. Although the Committee strongly supports Mr. Correll’s efforts and his strategy for Georgia-Pacific, we nonetheless exercised our discretion under the plan to award no bonus to him. In so doing, we focused on several key factors including, but not limited to, the following:

■	Georgia-Pacific’s failure to meet its overall business plan for earnings; and
■	The continued decline in Georgia-Pacific’s stock price during 2002 and over the past three years, and the resulting loss of value to our shareholders.

The foregoing report has been furnished by the Compensation Committee of Georgia-Pacific’s Board of Directors.

Donald V. Fites, Chairman

Worley H. Clark, Jr.

Jane Evans

Sir Richard V. Giordano

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
					Awards		Payouts($)
Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Securities Underlying G-P Group Options(#)	Securities Underlying Timber Co. Options(#)(3)	LTIP Payouts ($)(4)	All Other Compensation ($)(5)

Alston D. Correll	2002	1,236,000	-0-	105,636	450,000	-0-	-0-	11,713
Chairman and Chief	2001	1,236,000	-0-	77,060	223,050	-0-	124,908	13,830
Executive Officer	2000	1,200,000	1,800,000	61,026	96,700	129,300	243,397	3,723

Lee M. Thomas	2002	598,850	350,000	24,232	103,050	-0-	-0-	7,294
President	2001	585,000	-0-	24,375	76,350	-0-	43,072	572,800
	2000	510,000	475,000	26,915	42,100	-0-	83,041	10,722

Danny W. Huff	2002	481,900	275,000	23,606	78,150	-0-	-0-	10,082
Executive Vice President—	2001	460,000	-0-	24,375	57,400	-0-	8,614	418,920
Finance and Chief Financial Officer	2000	400,000	382,000	24,990	27,600	36,900	17,181	3,143

John F. Lundgren(6)	2002	500,000	537,192	1,512,417	36,400	-0-	-0-	1,486,672
President—European
Consumer Products

Ronald L. Paul	2002	496,000	266,500	142,422	78,150	-0-	-0-	10,212
Executive Vice President—	2001	485,000	300,000	139,758	57,400	-0-	43,072	13,465
Wood Products	2000	470,000	340,000	70,926	42,100	-0-	83,041	3,553

(1)	Reflects bonuses paid under our EVIP, as described on pages 15-17. Based on the Company’s financial performance in 2002, Mr. Correll was eligible to receive a cash bonus under the EVIP; however, the Compensation Committee determined that no such bonus should be paid. See “Compensation Committee Report.” The bonus for Mr. Lundgren was paid pursuant to the terms of the Company’s agreement with him. Mr. Lundgren is entitled to receive a guaranteed bonus of $537,192 for 2003. See page 24 “Other Agreements with Executive Officers.”
(2)	Other annual compensation consists of annual compensation not properly categorized as salary or bonus. Other annual compensation in 2002, 2001 and 2000 for Mr. Correll includes accounting and tax preparation fees of $25,000. Other annual compensation for Mr. Correll also includes personal use of Company aircraft of $52,495 in 2002, $36,436 in 2001 and $16,293 in 2000. Mr. Correll is required by the Company to use Company aircraft for such travel when practicable. Other annual compensation for Mr. Paul consists of personal use of Company aircraft of $129,906 in 2002, $139,758 in 2001 and $67,033 in 2000. Other annual compensation for Mr. Lundgren includes tax equalization payments of $1,250,488 and other payments made in conjunction with his international assignment, including a housing allowance of $185,003, a utility allowance of $2,943 and a goods and services allowance of $55,464. The net payments made by the Company for Mr. Lundgren’s housing and tax expenses were $133,247 and $273,260, respectively, after deducting Mr. Lundgren’s contributions to those expenses.
(3)	In October 2001, Georgia-Pacific completed the spin-off of The Timber Company, its timber and timberlands business, and the merger of The Timber Company with and into Plum Creek Timber Company. In connection with the merger, outstanding options to purchase shares of The Timber Company common stock became fully vested and were converted into options to purchase shares of Plum Creek common stock. Both the number of shares subject to such outstanding options and the exercise prices of such outstanding options were adjusted in the conversion based on the exchange ratio of 1.37 shares of Plum Creek common stock for each share of The Timber Company common stock.
(4)	Reflects the value of awarded, but unvested, performance share awards. The total value of restricted shares held (based on the December 27, 2002 closing price of Georgia-Pacific common stock on the New York Stock Exchange of $15.80, the last trading day prior to our fiscal year-end) are as follows: Mr. Correll—$454,155, Mr. Thomas—$155,282, Mr. Huff—$32,611, Mr. Lundgren—$0, and Mr. Paul—$155,282.

SUMMARY COMPENSATION TABLE

(5)	The 2001 amount includes the value of stock option grants made by the Compensation Committee in 2002 to Messrs. Thomas and Huff in lieu of cash bonus awards earned under our EVIP for 2001 performance. The option award amounts and the value of such amounts based on the Black-Scholes method of valuation calculated as of the grant date are as follows: Mr. Thomas—56,950 shares with value of $556,000 and Mr. Huff—41,850 shares with value of $409,000. Includes a retention bonus of $1,481,538 paid to Mr. Lundgren in 2002, as more fully described on page 24 under the section entitled “Other Agreements with Executive Officers.” Also includes our contributions in 2002 to the Salaried 401(k) Plan and premiums for term life insurance (“TLI”):

	401(k)	TLI

Mr. Correll	$-0-	$11,713

Mr. Thomas	-0-	7,294

Mr. Huff	6,000	4,082

Mr. Lundgren	-0-	5,134

Mr. Paul	-0-	10,212

(6)	Mr. Lundgren became an executive officer of Georgia-Pacific effective March 29, 2002. Therefore, his compensation for 2001 and 2000 is not presented.

OPTION AND PERFORMANCE RIGHTS GRANTS IN 2002

The following table sets forth information concerning Georgia-Pacific stock options that were granted to the named executive officers during the fiscal year ended December 28, 2002.

Option Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in 2002(2)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value($)(3)

Alston D. Correll	450,000	14.4	24.44	1/31/12	4,437,000

Lee M. Thomas	160,000	5.1	24.44	1/31/12	1,577,600

Danny W. Huff	120,000	3.8	24.44	1/31/12	1,183,200

John F. Lundgren	36,400	1.2	24.44	1/31/12	358,904

Ronald L. Paul	78,150	2.5	24.44	1/31/12	770,559

(1)	Grants vest annually over 3 years at rates of 34%, 33% and 33% on the anniversary date of the grant. In the event of a change of control, these options become fully vested and are immediately exercisable for the remainder of their term. Grants shown for Messrs. Thomas and Huff include grants made in 2002 in lieu of cash bonuses earned in 2001 under the EVIP. See Note 5 to the Summary Compensation Table on page 19.
(2)	A total of 3,112,050 stock options were granted in 2002.
(3)	Present value was established by using the Black-Scholes valuation model and is for illustrative purposes only. The actual value, if any, depends on the market value of the underlying stock at a future date. Significant assumptions used for this calculation are shown below:

Volatility	Risk Free Rate of Return	Dividend Yield	Term	Discount for Forfeiture Risk Before Vesting	Discount for Forfeiture Risk After Vesting and Prior to Option Expiration Date

45.0%	5.02%	2.05%	10 yrs	7.75%	11.73%

OPTION AND PERFORMANCE RIGHTS GRANTS IN 2002

The following table sets forth information concerning the exercise of Georgia-Pacific stock options during the fiscal year ended December 28, 2002 by the named executive officers and the aggregate value of Georgia-Pacific stock options held by the named executive officers as of December 28, 2002.

Aggregated Option Exercises In

Last Fiscal Year And Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Alston D. Correll	-0-	-0-	1,165,826	629,124	-0-	-0-

Lee M. Thomas	-0-	-0-	285,366	224,284	-0-	-0-

Danny W. Huff	-0-	-0-	78,008	166,992	-0-	-0-

John F. Lundgren	-0-	-0-	245,279	53,758	-0-	-0-

Ronald L. Paul	-0-	-0-	100,523	129,927	-0-	-0-

(1)	These amounts represent the difference between the exercise price of the stock options and the $15.80 closing price of the Company’s common stock on the New York Stock Exchange on December 27, 2002, the last trading day prior to our fiscal year-end (the exercise prices of all of the stock options were greater than the closing price of the Company’s common stock).

The following table sets forth information concerning Georgia-Pacific performance-based awards during the fiscal year ended December 28, 2002 to the named executive officers.

Long-Term Incentive Plans — Awards In Last Fiscal Year

			Estimated Future Payouts Under Non-Stock Price Based Plans(#)(3)
Name	Number of Shares(1)	Performance or Other Period Until Maturation or Payout(2)	Threshold	Target	Maximum

Alston D. Correll	153,050	December 31, 2004	76,525	153,050	306,100

Lee M. Thomas	53,800	December 31, 2004	26,900	53,800	107,600

Danny W. Huff	40,800	December 31, 2004	20,400	40,800	81,600

John F. Lundgren	19,000	December 31, 2004	9,500	19,000	38,000

Ronald L. Paul	40,800	December 31, 2004	20,400	40,800	81,600

(1)	Performance rights grants pursuant to the LTIP in January 2002.
(2)	The performance period for each grant began on January 1, 2002 and ends on the date indicated in the above chart.
(3)	If the performance goals are met, awards are made in stock at the end of the performance period. The actual amount of any award of stock is determined by Georgia-Pacific’s percentile total shareholder return as compared to selected companies in the Standard & Poor’s Forest Products Index, the Standard & Poor’s Paper Products Index (except Georgia-Pacific) and the Standard and Poor’s Household Products Index. For the above grant, those percentile performance targets are:
■	Threshold 30th percentile
■	Target 54th percentile
■	Maximum 100th percentile

See “Compensation Committee Report —Long-Term Equity Incentive Compensation” beginning on page 16 for a description of the above grants. Upon the conclusion of the respective performance period, an LTIP payout (i.e. the value of the award), if any, will be reported in the Summary Compensation Table.

AGREEMENTS WITH EXECUTIVE OFFICERS

Change of Control Agreements

We have agreements with each of our executive officers, including the executive officers named on page 18.

If an officer’s employment is terminated during the 3 year period following a change of control:

■	involuntarily for other than cause, death or disability,
■	voluntarily following an adverse change in such officer’s position, authority, duties or responsibilities, or
■	voluntarily following specified changes in the place of such officer’s employment;

Then the officer will receive a lump sum payment equal to:

■	a multiple (not to exceed 3) of the sum of annual salary and the greater of the average of (up to 3) the most recent annual bonus awards or the target bonus for the year in which the change of control occurs,
■	any federal excise and related income tax payments payable by the officer as a result of the agreement, and
■	employer contributions, and interest thereon, that would have been made under Georgia-Pacific’s Salaried Pension Plan and Salaried 401(k) Plan and under any non-qualified retirement plan.

The officer also will receive medical and welfare benefits for a maximum of 3 years and up to 3 years of age and service credit under his or her Retirement Agreement as described below. Benefits under the Retirement Agreement will be payable in a single lump sum.

Also, the terms of most restricted stock and stock option grants to officers provide for immediate vesting of such grants in the event of a change in control. In such an event, Georgia-Pacific will transfer the funds required to be paid under these agreements and under each Retirement Agreement to a trustee.

Officers’ Retirement Agreements

We have separate but substantially similar Retirement Agreements with each executive officer. Generally, these agreements provide a normal retirement benefit equal to 50% of the greater of the average of the highest cash compensation paid in 4 consecutive calendar years during the last 10 years or the average of the last 4 years cash compensation (“Average Compensation”). For this purpose, cash compensation includes the bonus actually paid during each such year. Post-retirement payments will be made as follows at the executive officer’s election:

Alternative 1

■	annually for life; and
■	annually for surviving spouse’s life, 50% of amount payable to officer.

Alternative 2

■	actuarially equivalent (to Alternative 1) amounts made in equal monthly payments:
■	for officer’s and surviving spouse’s life; or
■	for 120 months.

Benefits under either alternative are generally payable as follows:

Retirement Age	Minimum Years of Service	Payments Begin at	Proportionately Reduced for Retirement Below

55 to 64	15	Retirement	Age 62
Any age to 64	3	Age 62	*
65+	–	Retirement	–

*	Benefits reduced proportionally for service under 15 years

Retirement Agreement benefits are subject to offset for employer contributions to our Salaried Pension Plan and Salaried 401(k) Plan (on or before December 31, 2001) by deducting the actuarial equivalents of such amounts from amounts payable under the Retirement Agreement. Death and disability benefits are also provided. Benefits under the Retirement Agreement terminate if an officer competes with, solicits customers or employees of, or discloses trade secrets or confidential information of, Georgia-Pacific.

AGREEMENTS WITH EXECUTIVE OFFICERS

The following table shows the maximum estimated annual benefit payable upon retirement under the retirement agreement before reduction for offsets under our salaried pension plan and our salaried 401(k) plan:

Estimated Annual Retirement Benefits Based On Average Compensation

	Years of Service
Average Compensation	5	10	15	20	25
$400,000	$66,667	$133,333	$200,000	$200,000	$200,000
600,000	100,000	200,000	300,000	300,000	300,000
800,000	133,333	266,666	400,000	400,000	400,000
1,000,000	166,666	333,333	500,000	500,000	500,000
1,500,000	250,000	500,000	750,000	750,000	750,000
2,000,000	333,333	666,666	1,000,000	1,000,000	1,000,000
2,500,000	416,666	833,333	1,250,000	1,250,000	1,250,000

The table below shows the estimated annual benefits under the Retirement Agreements for the named executive officers (a) assuming retirement as of January 1, 2003 (using credited service as of that date and Average Compensation as of December 31, 2002) and (b) assuming retirement at age 65 (using projected years of credited service at age 65 and Average Compensation as of December 31, 2002), without reduction for offsets provided for in such agreements. Because such benefits exceed the total of such offsetting payments, the amounts disclosed in the table below represent the estimated maximum aggregate benefit payable to the named executive officers under all pension and other retirement plans.

Estimated Annual Retirement Benefit of Named Executive Officers

Based on Average Compensation(1)

	Retirement on January 1, 2003				Retirement at Age 65
	Age	Years of Credited Service(2)	Average Compensation	Annual Benefit	Annual Benefit(3)
Mr. Correll	61	14	2,255,400	1,052,520	1,127,700
Mr. Thomas	58	9	956,826	287,048	478,413
Mr. Huff	51	23	665,334	332,667	332,667
Mr. Lundgren	51	2	869,872	57,992	434,936
Mr. Paul	59	7	815,313	190,240	407,657

(1)	“Compensation” for these purposes means only base salary (including salary deferred as before-tax contributions to the 401(k) Plan) and annual incentive bonuses, if any, and excludes any other cash or non-cash compensation items.
(2)	For purposes of eligibility for early or vested retirement benefits only, Mr. Lundgren has 27 years of service.
(3)	Represents the formula benefit at the normal retirement age of 65 under the Retirement Agreement.

AGREEMENTS WITH EXECUTIVE OFFICERS

Other Agreements with Executive Officers

After the acquisition of Fort James Corporation, Georgia-Pacific entered into an agreement with Mr. Lundgren (a former Fort James executive officer). Mr. Lundgren’s agreement provides for an initial base salary of $500,000 and an annual bonus through 2003 of $537,192, with subsequent bonuses paid according to the bonus program in effect for similarly situated officers. Mr. Lundgren also received stock options and performance shares under the LTIP and retirement, health and other benefits consistent with similarly situated salaried employees. In addition, Mr. Lundgren received a signing bonus of approximately $1.5 million in 2001 and a retention bonus of approximately $1.5 million in January 2002. The agreement also contains certain nonexclusivity and noncompetition provisions and provides for Mr. Lundgren’s participation in Georgia-Pacific’s tax equalization policy. Effective March 29, 2002, Mr. Lundgren became a Georgia-Pacific executive officer.

OWNERSHIP OF COMMON STOCK OF GEORGIA-PACIFIC

Set forth below is the number of shares beneficially owned, as of March 12, 2003, by persons known to us to be beneficial owners of more than 5% of the outstanding shares of Georgia-Pacific common stock based on data furnished by such persons. Also set forth below is the number of shares of Georgia-Pacific common stock beneficially owned on March 12, 2003 by all directors and nominees for director, by each of the executive officers named in the Summary Compensation Table on page 18, and by all directors and executive officers as a group, based on data furnished by such directors, nominees and executive officers. Unless otherwise specifically stated below, or in a Schedule 13G, all such persons have sole voting and investment power with respect to shares listed.

Name	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned
Greater Than 5% Beneficial Owners(1):

AXA Financial, Inc. Alliance Capital Management L.P. The Equitable Life Assurance Society of the United States and certain of their affiliates 1290 Avenue of the Americas New York, NY 10104	21,597,113		8.6
Capital Research and Management Company The Income Fund of America, Inc. 333 South Hope Street Los Angeles, CA 90071	23,967,540		9.6
Vanguard Fiduciary Trust Company 500 Admiral Nelson Blvd. Malvern, PA 19355	29,844,897		11.935
Directors and Executive Officers:
James S. Balloun	9,881	(2)(3)	*
Barbara L. Bowles	13,496	(2)(3)(4)	*
Worley H. Clark, Jr.	19,394	(3)(4)	*
Alston D. Correll	1,615,087	(5)	*
Jane Evans	11,693	(2)(3)	*
Donald V. Fites	17,350	(2)(3)	*
Sir Richard V. Giordano	19,169	(2)(3)	*
David R. Goode	13,338	(2)(3)	*
M. Douglas Ivester	13,518	(2)(3)	*
Louis W. Sullivan	13,972	(2)(3)	*
Lee M. Thomas	398,682	(5)	*
James B. Williams	36,305	(2)(3)	*
John D. Zeglis	5,016	(2)(3)	*
Danny W. Huff	153,844	(5)	*
John F. Lundgren	277,571	(5)	*
Ronald L. Paul	169,757	(5)	*
All Directors and Executive Officers as a Group (24 persons)	3,629,539	(3)(4)(5)(6)	1.45

*	Less than 1 percent.

(1)	According to a Schedule 13G filed with the SEC and subject to the qualifications therein.

OWNERSHIP OF COMMON STOCK OF GEORGIA-PACIFIC

(2)	Includes the following number of restricted shares received under the Outside Directors Stock Plan:

Number of Shares
Mr. Balloun	6,547
Ms. Bowles	3,396
Mr. Clark	3,396
Ms. Evans	10,359
Mr. Fites	12,188
Sir Richard V. Giordano	15,835
Mr. Goode	11,004
Mr. Ivester	10,184
Dr. Sullivan	11,662
Mr. Williams	14,971
Mr. Zeglis	2,682

(3)	Includes the following number of shares as to which the following directors have the right to acquire beneficial ownership through the exercise of stock options:

Number of Shares
Mr. Balloun	1,334
Ms. Bowles	1,334
Mr. Clark	1,334
Ms. Evans	1,334
Mr. Fites	1,334
Sir Richard V. Giordano	1,334
Mr. Goode	1,334
Mr. Ivester	1,334
Dr. Sullivan	1,334
Mr. Williams	1,334
Mr. Zeglis	1,334

(4)	Includes the following number of shares as to which the following directors have the right to acquire beneficial ownership through the exercise of stock options under the Fort James Corporation Stock Option Plan for Outside Directors:

Number of Shares
Ms. Bowles	8,393
Mr. Clark	14,033

(5)	Includes the following number of shares as to which the following executive officers have the right to acquire beneficial ownership through the exercise of stock options:

Number of Shares
Mr. Correll	1,324,343
Mr. Thomas	378,854
Mr. Huff	146,858
Mr. Lundgren	266,334
Mr. Paul	159,929

(6)	Includes, as of March 12, 2003, an aggregate of 841,466 shares of Georgia-Pacific common stock, including restricted stock and stock which may be acquired through the exercise of stock options, of which our executive officers (other than Messrs. Correll, Thomas, Huff, Lundgren and Paul) have beneficial ownership.

FIVE-YEAR PERFORMANCE GRAPH

The following graph compares cumulative shareholder returns for our common stock, the Standard & Poor’s 500 Stock Index and the Standard & Poor’s Paper Products Index over a five-year period beginning on December 31, 1997 and ending on December 31, 2002. During 2001, Standard & Poor’s separated our former industry index, the Standard & Poor’s Paper and Forest Products Index, into two new indexes, the Standard & Poor’s Forest Products Index (of which we are not a member) and the Standard & Poor’s Paper Products Index (of which we are a member). Accordingly, we use the Standard & Poor’s Paper Products Index as our industry based index for purposes of this performance graph.

	1997	1998	1999	2000	2001	2002

Georgia-Pacific	$100	$98	$172	$107	$97	$58

S&P 500 Stock Index	$100	$128	$155	$141	$124	$97

S&P Paper Products Index	$100	$103	$151	$104	$113	$106

*	Assumes that the value of the investment in Georgia-Pacific and each index was $100 on December 31, 1997 and that all dividends were reinvested.
**	As reported by Bloomberg L.P.

APPROVAL OF BENEFIT PLAN AMENDMENTS

Proposal No. 2 — Approval of Amendments to Benefit Plans

This proposal, regarding amendments to some of our employee benefit plans and other matters, contains two subparts:

(1)    Amendments to each of the following plans in order to facilitate a special one-time program under which eligible employees (our directors and our executive officers are not eligible to participate) will be given the opportunity to exchange eligible stock options for a lesser number of restricted shares of Georgia-Pacific common stock (the “Option Exchange”):

■	the Georgia-Pacific Corporation Long-Term Incentive Plan (the “LTIP”),
■	the Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan,
■	the Fort James Corporation 1996 Stock Incentive Plan, and
■	the James River Corporation of Virginia 1987 Stock Option Plan.

(2) An additional amendment to the LTIP to eliminate the internal plan limit on the number of shares that may be granted in the form of restricted shares or performance awards.

Approval of this proposal requires the affirmative vote of a majority of the votes cast, provided that the total votes cast represent greater than 50% of our outstanding shares. Votes may be cast for or against this proposal, or shareholders may abstain from voting thereon. Except as described below, an abstention or broker non-vote will have the effect of a vote against this proposal since they are not counted as votes cast and therefore will not count towards the requirement that greater than 50% of our outstanding shares vote on this matter. However, if more than 50% of our outstanding shares vote on this proposal, abstentions and broker non-votes will have no effect on the result of the vote. Proxies solicited on behalf of the Board will be voted FOR this proposal unless shareholders specify a contrary choice.

Simultaneously with the Option Exchange, we will also offer eligible employees (our directors and executive officers are not eligible to participate) the opportunity to exchange eligible stock appreciation rights (“SARs”) for a lesser number of replacement SARs (the “SAR Exchange” and together with the Option Exchange, the “Exchange Program”). As discussed in greater detail below, although shareholder approval is not required to implement the SAR Exchange, we will not consummate the SAR Exchange unless shareholders approve this entire proposal.

The Board of Directors recommends that you vote FOR the approval of the adoption of this proposal.

Reasons for the Exchange Program

We believe that using equity incentive awards, including stock options, restricted stock and SARs, helps align our employees’ interests with those of our shareholders by motivating them to act as owners. When properly structured, we believe these awards are a cost-effective means of compensation that can drive superior employee performance that increases the value of the Company and that helps retain key employees.

Despite consistently outperforming a majority of our peers, recent market uncertainty and market perception of our potential asbestos liability has had a significantly negative impact on our stock price, including a market price discount to our peers that we believe is not justified by financial performance. Leading stock market analysts have attempted to value our stock and explain its market price discount and have concluded that our perceived asbestos liability is the predominant cause. Although we believe we have taken prudent steps to control and manage our asbestos liability, the equity markets continue to deeply discount our stock.

As a result, for approximately the last 18 months, our stock has been trading at levels below the

APPROVAL OF BENEFIT PLAN AMENDMENTS

exercise price or grant price of virtually all outstanding options and SARs currently held by our employees. We expect this situation to continue for the foreseeable future. Consequently, it is becoming increasingly difficult to motivate and retain these talented individuals with our existing equity incentive awards. For our equity incentive awards to provide the desired results, our employees must feel that these awards provide an opportunity through their efforts to realize value within a reasonable period of time. In addition, because these options have been under water for an extended period of time, the number of shares subject to options has steadily built as a percentage of shares outstanding, creating a significant “overhang,” which we believe also has negatively impacted our stock price.

Through the Exchange Program, we propose to provide our employees the benefit of holding shares of restricted stock or replacement SARs that, over time, may have a greater potential to increase in value. We believe the Exchange Program will create an incentive for our employees to remain with us and contribute to the attainment of our business and financial objectives. In other words, the purpose of the Exchange Program is to better align our employees’ interests with those of our shareholders.

Under the Exchange Program, eligible employees will be given the one-time opportunity to exchange eligible stock options for proportionately fewer restricted shares of our common stock, and to exchange eligible SARs for proportionately fewer replacement SARs at a lower grant price. In every case, an employee will surrender more than one existing option or SAR to receive a single new share of restricted stock or replacement SAR. The exchange ratios used in the Exchange Program are intended to result in the delivery of restricted shares or replacement SARs with a value approximately equal to that of the options or SARs being replaced. Because employees will be exchanging a greater number of stock options (many of which are fully vested) for a lesser number of shares of restricted stock, the number of shares of stock granted to employees through benefit plans will be reduced, lessening the overhang.

Another benefit to shareholders is the manner in which the Exchange Program has been structured with respect to the vesting of awards. Shares of restricted stock and replacement SARs issued through the Exchange Program will be subject to new vesting requirements, without regard to the prior vesting schedules of the exchanged options or SARs. The new vesting schedules will help ensure that our most talented employees continue in our employ and are retained to help achieve our business goals.

It should be noted that the Exchange Program will not be open to members of our Board of Directors or any of our current top 12 members of management, which includes our CEO. These individuals — who comprise all of our current major operations and staff group heads — will be unable to take advantage of the benefits received by the employees who participate in the Exchange Program. Our Board of Directors believes that the interests of the Board and our executive officers are currently aligned through appropriate compensation programs. As a result, the Board has structured the Exchange Program to specifically focus on those individuals outside of this group who are in the best position to help Georgia-Pacific attain its business and financial objectives.

Amendments to several of our equity incentive plans are necessary to implement the Exchange Program and we must receive shareholder approval in order to amend these plans.

Important Note Regarding the Exchange Program

Georgia-Pacific has not commenced the Exchange Program and will not complete the Exchange

APPROVAL OF BENEFIT PLAN AMENDMENTS

Program unless shareholders approve this proposal. At the time the Exchange Program is commenced, eligible employees will be sent written materials explaining the precise terms and timing of the Exchange Program. Eligible employees are urged to read these written materials carefully when they become available, because they will contain important information about the Exchange Program. Upon commencement of the Exchange Program, Georgia-Pacific will file the written materials relating to the Exchange Program with the Securities and Exchange Commission as part of a tender offer statement on Schedule TO. Eligible employees, as well as shareholders and members of the public, will be able to obtain these written materials and other documents filed by Georgia-Pacific with the Securities and Exchange Commission free of charge from the Securities and Exchange Commission’s website at www.sec.gov. Holders of eligible stock options and eligible SARs may obtain a written copy of the tender offer materials, when available, free of charge by calling Equiserve Trust Company, N.A. at 1-888-700-3837, or by writing to Equiserve at 525 Washington Boulevard, 6th Floor, Jersey City, NJ 07310, Attention: Georgia-Pacific Exchange Program.

Background

We generally make equity incentive awards on an annual basis, which typically take the form of stock options and/or SARs. When an option is granted, we specify the price per share that the employee must pay in order to receive the underlying share of common stock. After vesting, an employee can exercise the option to purchase shares of common stock. The employee will receive value if he or she exercises the options and sells the underlying shares at a price that exceeds the option’s exercise price. We do not grant stock options with an exercise price that is less than the fair market value of our common stock as of the grant date.

At the time a SAR is granted, we specify the number of units of common stock that will be used as a basis to determine the eventual value of the SAR and the grant price from which stock appreciation will be measured. After vesting, an employee may exercise the SAR and will receive a cash payment from the Company equaling the amount by which the trading price of our common stock on the date of exercise exceeds the grant price of the SAR multiplied by the number of common stock units exercised. We do not grant SARs with a grant price that is less than the fair market value of our common stock as of the grant date.

As of March 1, 2003, there were approximately 10.6 million shares of common stock underlying the stock options eligible for the Exchange Program. The stock options and SARs eligible for the Exchange Program have exercise or grant prices ranging from $16.23 to $41.59. Approximately 3,000 employees worldwide hold exchangeable options and SARs.

Each SAR that is eligible for exchange in the Exchange Program was originally granted under the Georgia-Pacific Corporation Long-Term Appreciation Plan (the “LTAP”), and each replacement SAR will once again be issued under the LTAP. Each option that is eligible for exchange under the Exchange Program was granted under one of the following plans:

■	the LTIP,
■	the Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan,
■	the Fort James Corporation 1996 Stock Incentive Plan, or
■	the James River Corporation of Virginia 1987 Stock Option Plan.

Regardless of the plan under which eligible options were originally granted, the shares of restricted stock issued under the Exchange Program will be granted under the LTIP. We do not currently grant awards under any of these stock option plans other than the LTIP; therefore, with the exception of the LTIP, the shares of common stock underlying options surrendered in the Exchange

APPROVAL OF BENEFIT PLAN AMENDMENTS

Program will be cancelled and will not be available for future grants under the plan from which they were initially issued.

Description of the Exchange Program

Grants of Restricted Stock or Replacement SARs. Under the Exchange Program, eligible employees may make a one-time election to return for cancellation all of their eligible stock options and SARs in exchange for proportionally fewer shares of restricted stock and for proportionally fewer replacement SARs at a lower grant price. These new grants of restricted stock and replacement SARs will be effective as of the first business day after the final day of the Exchange Program. Participation in the program will be voluntary. To participate, however, an eligible employee must elect to surrender all of his or her eligible options and SARs. In other words, the exchange will be on an all-or-nothing basis and an employee may not elect to exchange some of his or her eligible options and/or SARs and retain others. However, any options or SARs that have a grant price less than the closing price on the New York Stock Exchange of Georgia-Pacific common stock on the last day of the Exchange Program will not be included in the Exchange Program.

Eligibility.    The Exchange Program is open to all of our active employees, other than those indicated below, who hold eligible options or eligible SARs. The program will include the employees of our participating subsidiaries worldwide (those in which Georgia-Pacific owns at least a 50% interest), except where securities or local laws make it impracticable. However, as previously stated, the Exchange Program will not be open to members of our Board of Directors or any of our current top 12 members of management, which includes our CEO. The Exchange Program is also not available to former employees or retirees.

Stock Option Exchange Ratio.    The exchange ratio for a given class of eligible stock options is the ratio that determines the number of options an employee must surrender in order to receive one share of restricted stock. The exchange ratio for each class of options was computed using the Black-Scholes valuation model, which is a recognized and accepted method for determining the value of derivative securities like stock options and SARs. Based on the Black-Scholes value for each option grant, and the recent trading price of our common stock, we determined an exchange ratio for each class of outstanding options that is intended to deliver restricted shares with a value approximately equal to that of the options being replaced. By structuring the exchange ratios in this manner, we intend to make the Exchange Program a value-neutral transaction for our shareholders. In every case, an employee will surrender more than one existing option to receive a single new share of restricted stock.

The number of shares of restricted stock an employee will receive with respect to his or her eligible options will be determined by (1) dividing the number of options tendered for exchange in each class by the exchange ratio for that class (as set forth below), and (2) adding the results for all of those classes (rounded up to the nearest whole share). The classes of eligible options and the applicable exchange ratios are listed in the following table:

Eligible Options and Exchange Ratios

LTIP and Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan

Class	Time of Grant	Exchange Ratio
A	2001 through 2002	2.0
B	1997 through 2000	3.0
C	1996	4.0
D	1995	5.0

Fort James Corporation 1996 Stock

Incentive Plan

Class	Time of Grant	Exchange Ratio
E	August 1999 through 2000	2.0
F	1996 through January 1999 (other than the class G options)	3.0
G	August 1997	4.0

APPROVAL OF BENEFIT PLAN AMENDMENTS

James River Corporation of Virginia 1987

Stock Option Plan

Class	Exercise Price(s)	Exchange Ratio
H	$16.23 through $22.03	3.0
I	$23.06 through $25.24	4.0

Vesting of Restricted Stock Awards.    Regardless of the class of option surrendered in the exchange and subject to the employee’s continued employment with us, all new restricted stock awards will vest in accordance with the following schedule: 25% of the shares will vest on each of the first and second anniversaries of the date of grant, with the remaining 50% vesting on the third anniversary of the grant date. Accelerated vesting will occur upon retirement (after age 62 and 10 years of service or age 65), death or disability, or upon a change of control of Georgia-Pacific. When a share of restricted stock vests, the share becomes non-forfeitable and freely tradable, subject to applicable securities laws. The vesting schedule for the restricted stock will not take into account the extent that exchanged options were already vested, nor will it give credit for prior service with Georgia-Pacific or its subsidiaries. The vesting schedule for shares of restricted stock granted through the Exchange Program is more restrictive than our normal vesting schedule for stock options. Under our typical option vesting schedule, 34% of the options vest on the first anniversary of the date of grant and 33% of the options vest on each of the second and third anniversaries of the grant date. We believe the new vesting schedule under the Exchange Program will enhance its motivational and retentive elements with respect to eligible employees and will thus benefit our shareholders.

SAR Exchange Ratio.    The SAR exchange ratio for a given class of eligible SARs is the ratio that determines the number of SARs an employee must surrender in order to receive a single replacement SAR. The exchange ratio for each class of SARs was computed using the Black-Scholes valuation model. These values were then compared to the Black-Scholes value of the replacement SARs to determine the exchange ratio for each class of exchange eligible SARs. As with stock options, the SAR exchange ratio is intended to be essentially value-neutral to our shareholders. In every case, an employee will surrender more than one existing SAR to receive a single replacement SAR.

The number of replacement SARs an employee will receive with respect to his or her eligible SARs will be determined by (1) dividing the number of SARs tendered for exchange in each class by the exchange ratio for that class (as set forth below), and (2) adding the results for both SAR classes (rounded up to the nearest whole share). The two classes of eligible SARs and the applicable exchange ratios are listed in the following table:

Eligible SARs and Exchange Ratios

Class	Time of Grant	Exchange Ratio
J	2002	1.2
K	2001	1.3

Vesting of Replacement SARs.    Regardless of the class of SARs surrendered in the exchange and subject to the employee’s continued employment with us, all replacement SARs will vest in accordance with the following schedule: 25% of the underlying shares will vest on each of the first and second anniversaries of the grant date and 50% will vest on the third anniversary of the date of grant. Accelerated vesting will occur upon retirement (after age 62 and 10 years of service or age 65), death or disability, or upon a change of control of Georgia-Pacific. After a replacement SAR vests, the employee may exercise the replacement SAR and receive a cash payment from the Company to the extent the fair market value of our common stock on the date of exercise exceeds the grant price of the replacement SAR. The vesting schedule for new SARs will not take into account the extent that exchanged SARs were already vested, nor will it give credit for prior service with the Company. We believe this vesting schedule will enhance the Exchange Program’s motivational and retentive elements and will thus benefit our shareholders.

APPROVAL OF BENEFIT PLAN AMENDMENTS

Implementation of the Exchange Program.    If this proposal is approved by shareholders, eligible employees will be offered the opportunity to participate in the Exchange Program promptly after the Annual Meeting. Employees will be given an election period (a minimum of 20 business days) in which to accept the offer to surrender all of their eligible options and eligible SARs in exchange for new restricted stock awards and replacement SARs. All of the eligible options and SARs of participating employees will be cancelled on the last day of the election period. The restricted stock and replacement SARs will be granted on the first business day after the end of the election period.

Accounting Treatment. Under current APB 25 accounting rules, we will be required to record a fixed compensation expense on our income statement equal to the fair market value of the shares of restricted stock granted in the Exchange Program. This cost generally will be amortized over the three-year vesting period for these shares. Any eligible options that are not surrendered for exchange will, as of the end of the election period, become subject to variable accounting (i.e., the accounting charge will vary in accordance with the market price of the common stock) until such options are exercised, forfeited or expire unexercised. The existing SARs, and any replacement SARs issued through the Exchange Program, will continue to be subject to variable accounting until such SARs are exercised, forfeited or expire unexercised.

U.S. Federal Income Tax Consequences. The Exchange Program should be treated as a non- taxable exchange, and no income for U.S. federal income tax purposes should be recognized by participating employees or the Company upon the grant of the new restricted stock awards or replacement SARs.

International Tax Consequences.    The Exchange Program will be offered on a worldwide basis and, therefore, participants residing outside of the U.S. may be subject to laws other than those of this country. The international tax implications of the Exchange Program are not discussed in this proxy statement; however, the tender offer documents we deliver to eligible employees will contain a summary of the applicable international tax laws.

Maximum Participation. The following table indicates the maximum number of options and SARs that are eligible for exchange through the Exchange Program and the maximum number of shares of restricted stock and replacement SARs that could be granted, assuming all of the eligible employees within the indicated groups elect to participate in the Exchange Program.

Maximum Participation in the Exchange Program

Name	Maximum Number of Shares of Stock Underlying Eligible Options that could be Exchanged	Maximum Number of Restricted Shares to be Granted	Maximum Number of Eligible SARs that could be Exchanged	Maximum Number of New SARs to be Granted
All executive officers	-0-	-0-	-0-	-0-
All employees (other than executive officers) as a group	10,577,895	4,018,901	4,278,000	3,454,160

APPROVAL OF BENEFIT PLAN AMENDMENTS

Because the decision whether to participate in the Exchange Program will be completely voluntary, we are not able to predict which eligible employees will participate, if any. As previously stated, our Board of Directors and our current top 12 members of management (which includes our CEO) are not eligible to participate in the Exchange Program.

Proposed Plan Amendments

Four of our equity incentive plans must be amended in order to implement the Exchange Program. There is also an additional proposed amendment to the LTIP which is not directly related to the Exchange Program. We believe that this additional LTIP amendment will add greater flexibility to the LTIP, generally enhance its usefulness and be consistent with current trends in the marketplace.

Amendments Related to the Exchange Program

The LTIP, the Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, the Fort James Corporation 1996 Stock Incentive Plan, and the James River Corporation of Virginia 1987 Stock Option Plan do not specifically permit the cancellation of an outstanding stock option in exchange for the issuance of a replacement equity award. Consequently, we are asking our shareholders to approve amending each of these plans to specifically allow us to offer the Exchange Program on a one-time basis. The proposed amendments also affirmatively prohibit any other future direct or indirect repricing of options granted under each of the plans without prior shareholder approval. Additionally, for each of the plans other than the LTIP, the applicable amendment provides that the shares underlying options surrendered pursuant to the Exchange Program will not be available for future grants under the applicable plan.

In order to implement the Exchange Program, we need to make an amendment exclusively to the LTIP. There are currently 16,000,000 shares authorized for grant under the LTIP, of which 4,259,286 remained available for future grants as of March 1, 2003. Each share of restricted stock granted through the Exchange Program will be issued under the LTIP. One of our goals is to complete the Exchange Program without permanently increasing the total number of shares authorized under the LTIP. Therefore, while we propose to amend the LTIP to increase the number of authorized shares by the number of restricted shares that are actually issued in exchange for tendered options originally awarded under option plans other than the LTIP, this increase will be only temporary. Immediately following the exchange, the increased authorized share limit will be reduced, share for share, so that the number of authorized shares under the LTIP will return to the LTIP’s original authorization of 16 million shares. This action, combined with the amendments prohibiting the reissuance of options surrendered under plans other than the LTIP, results in a net reduction in the number of shares available for future issuance under all of our long-term incentive plans.

The replacement SARs that will be granted in exchange for eligible SARs will be issued under the LTAP. We will need to amend the LTAP in order to implement this aspect of the Exchange Program. However, pursuant to the terms of the LTAP, we are able to make these amendments without shareholder approval. However, we will not amend the LTAP unless shareholders approve this proposal.

Additional Unrelated Amendment to the LTIP

The LTIP contains a limit on the number of authorized shares that can be granted in the form of restricted shares or performance awards. That limit is currently 4,000,000 shares, which is a sub-limit of the overall 16,000,000 share plan limit described above. In order to provide future

APPROVAL OF BENEFIT PLAN AMENDMENTS

flexibility within the LTIP and to be consistent with current trends in the marketplace, we propose to amend the LTIP to eliminate the limit on the total number of shares that are able to be granted in connection with restricted stock or performance awards. This will not create an increase in the total number of shares that can be granted. Instead, it will allow the remaining portion of the LTIP’s 16,000,000 authorized shares that are available for issuance to be used for restricted and/or performance-based stock grants as the Compensation Committee determines to be appropriate. Our Compensation Committee believes that removing the LTIP’s sub-limit for restricted shares and performance awards will provide the flexibility to design future incentive programs using an appropriate mix of awards in light of trends expected to result from new accounting rules for stock-based compensation.

Summary of the Plans as Proposed to be Amended

A summary of each of the plans, as proposed to be amended and restated is set forth below. These summaries are qualified in entirety by reference to the text of the proposed amendments to each of the plans, which are attached to this proxy statement in Appendix A, and the full text of the relevant plan, which are attached to this proxy statement in Appendix B.

Fort James Corporation 1996 Stock Incentive Plan and James River Corporation of Virginia 1987 Stock Option Plan

The Fort James Corporation 1996 Stock Incentive Plan and the James River Corporation of Virginia 1987 Stock Option Plan were assumed by Georgia-Pacific in connection with its acquisition of Fort James Corporation in November 2000. Awards then outstanding under these plans were converted into awards with respect to shares of Georgia-Pacific common stock. These plans generally provided for the grant of stock options and equity-based awards to employees of the respective companies and their affiliates. No new stock options or other awards will be granted under these plans.

Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan

The Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan was established by Georgia-Pacific in 1995 for the purpose of attracting and retaining qualified employees by granting options based on the achievement of established performance objectives. In 1997, Georgia-Pacific common stock was converted into two classes of stock intended to reflect the business and operations of the manufacturing and timber segments of Georgia-Pacific. In connection with this tracking stock transaction, the Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan was amended and restated to reflect the division of the common stock into two classes and to provide that no further options may be granted under the plan after 1997.

Georgia-Pacific Corporation Long-Term Incentive Plan

Purpose.    The purpose of the LTIP is to promote the interests of Georgia-Pacific, its subsidiaries and its shareholders by attracting and retaining exceptional executives and key employees, motivating employees by means of performance-related incentives to achieve long-range performance goals and enabling employees to participate in our long-term growth and financial success.

Participation.    As of March 1, 2003, there were approximately 3,000 employees who held outstanding awards under the LTIP. As of March 1, 2003, there were approximately 11,075,643 shares of common stock subject to outstanding awards, and approximately 4,259,286 shares of common stock reserved and available for future awards under the LTIP (excluding the proposed share increase related to the Exchange Program, as discussed above).

APPROVAL OF BENEFIT PLAN AMENDMENTS

Permissible Awards.    The LTIP authorizes the granting of awards in any of the following forms:

■	options to purchase shares of common stock,
■	restricted or unrestricted shares of common stock,
■	dividend equivalents, and
■	performance awards payable in cash, stock or options.

Limitations on Awards.    Currently, no more than 4,000,000 of the shares authorized under the LTIP may be granted as restricted shares or performance awards. As discussed above, this limit is proposed to be eliminated. Additionally, with respect to grants to a single employee during a calendar year, no more than 1,200,000 shares may be issued in connection with stock options, no more than 150,000 shares may be issued in the form of restricted stock, and no more than 300,000 shares may be issued in connection with other stock-based performance awards. The maximum aggregate amount payable under any cash-based performance awards granted in any year to an employee is $2,500,000.

Administration.    The LTIP is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the sole authority to designate participants and determine the type, terms and conditions of awards to be granted.

Stock Options.    Our Compensation Committee is authorized to grant incentive stock options or non-qualified stock options under the LTIP. Georgia- Pacific generally does not grant incentive stock options. The exercise price of an option granted under the LTIP may not be less than the fair market value of the underlying stock on the date of grant.

Restricted Stock Awards. Our Compensation Committee may make awards of restricted stock to participants, which are subject to such restrictions on transferability and other restrictions as the Compensation Committee may deem appropriate.

Performance Awards. Our Compensation Committee may grant performance awards that are payable in cash, restricted or unrestricted shares of common stock, or stock options. The Compensation Committee has the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards. The extent to which these performance goals are met determines the number and value of performance awards that will be paid to the participant.

Performance Goals.    Any award made to an officer of the Company that is a qualified performance-based award is fully deductible without regard to the $1,000,000 deduction limit imposed by Section 162(m) of the Code. Each year the Compensation Committee establishes objectively determinable performance goals for the award based on one or more performance criteria, which are currently being submitted to shareholders for reapproval under Proposal No. 3 on page 41. The goals may be particular to an officer or may be based, in whole or part, on the performance of the division, department, line of business, subsidiary or other business unit in which the officer works, or on the performance of the Company generally. Our Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations). Any payment of an award granted with performance goals is conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries.    No award is assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may (but need not) permit other transfers where it concludes that such

APPROVAL OF BENEFIT PLAN AMENDMENTS

transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account applicable tax or securities laws. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Change of Control.    Upon the occurrence of a change of control of Georgia-Pacific, as defined in the LTIP, all outstanding awards will become noncancellable, fully vested and exercisable, and all performance goals applicable to an award will be deemed automatically satisfied with respect to the maximum compensation attainable pursuant to such award, so that all of such compensation shall be immediately vested and payable. Our Compensation Committee may permit any award to be cashed out based on the change of control value. If, after a change of control, a participant’s employment is terminated for any reason other than death or retirement, his or her options will remain exercisable for a period of 90 days or such longer period as the award agreement may provide, but not beyond the expiration date of the option.

Adjustments. In the event of a merger, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure affecting our common stock, our Compensation Committee may make adjustments in the aggregate number and kind of shares reserved for issuance under the LTIP, in the maximum number of shares that may be granted in any calendar year, and in the number, kind and exercise price of shares subject to outstanding awards, and may make such other adjustments as it may determine to be appropriate to ensure that participants are treated equitably.

Termination and Amendment. Our Board of Directors may terminate or amend the LTIP at any time without shareholder approval, but only to the extent that shareholder approval is not required by applicable law or regulation. Our Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the Company’s shareholders or otherwise permitted by the antidilution provisions of the LTIP, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

U.S. Federal Income Tax Consequences

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to Georgia-Pacific upon the grant of a nonqualified stock option under the LTIP. When the optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and we will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.    There typically will be no federal income tax consequences to the optionee or to Georgia-Pacific upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale,

APPROVAL OF BENEFIT PLAN AMENDMENTS

exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock.    Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Performance Awards.    A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

APPROVAL OF BENEFIT PLAN AMENDMENTS

Awards to Named Executive Officers and Others

The table below reflects awards granted under the LTIP during the fiscal year ended December 28, 2002 to the persons and groups shown in the table below. Except as shown in the table on page 33 with respect to the maximum number of shares that may be issued in the Exchange Program, any future awards under the LTIP will be made at the discretion of our Compensation Committee. Consequently, we cannot determine, with respect to any particular person or group, either the benefits or amounts that will be received in the future pursuant to the LTIP. As previously stated, the Exchange Program will not be open to members of our Board of Directors or our current top 12 members of management, which includes our CEO.

Grants Under the LTIP During 2002

	Stock Option Grants(1)		Performance Share Awards(2)
Name and Position	Dollar Value of Options(3)	Number of Options	Target Number of Shares
Alston D. Correll Chairman and Chief Executive Officer	–0–	450,000	153,050

Lee M. Thomas President	–0–	160,000	53,800

Danny W. Huff Executive Vice President – Finance and Chief Financial Officer	–0–	120,000	40,800

John F. Lundgren President—European Consumer Products	–0–	36,400	19,000

Ronald L. Paul Executive Vice President – Wood Products	–0–	78,150	40,800

All Executive Officers as a Group	–0–	1,215,700	484,050

All Non-Executive Officer Employees as a Group	–0–	1,794,550	353,300

(1)	The options granted in 2002 vest as to 34% of the shares on the first anniversary of the grant date and 33% on the second and third anniversaries of the grant date. The weighted average exercise price per share for options granted under the LTIP during the fiscal year ended December 28, 2002 was $24.44 per share.
(2)	Actual awards will be based on the Company’s total shareholder return performance for the period January 1, 2002 through December 31, 2004, relative to a peer group of companies. The actual awards may range from 0% of the target grant to 200% of the target grant.
(3)	The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of March 12, 2003, the fair market value of the shares was $13.07, based on the closing price of the common stock on the New York Stock Exchange on that day.

APPROVAL OF BENEFIT PLAN AMENDMENTS

Equity Compensation Plan Information

The following table provides information as of December 28, 2002 about the common stock that may be issued under all of our existing equity compensation plans. The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans assumed by us in connection with mergers and acquisitions of the companies that originally granted those options. Footnote 8 to the table sets forth the total number of shares of our common stock issuable upon the exercise of those assumed options as of December 28, 2002, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	11,028,226	(1)	$34.55	4,148,903	(2)
Equity Compensation Plans	4,331,503	(3)	$26.94	-0-
Approved by Shareholders	102,223	(4)	n/a	262,403
	n/a		n/a	5,360,211	(5)

Equity Compensation Plans Not Approved by Shareholders	44,000 n/a	(6)	$24.80 n/a	206,000 432,455	(7)

Total	15,505,950			10,409,972

(1)	The LTIP.
(2)	Amount remaining available for issuance will increase based on the number of restricted shares granted in exchange for options surrendered under other option plans pursuant to the Exchange Program, if approved by shareholders, as described in this proposal.
(3)	Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan.
(4)	Georgia-Pacific Corporation Outside Directors Stock Plan (1995).
(5)	Georgia-Pacific Corporation 2000 Employee Stock Purchase Plan.
(6)	Georgia-Pacific Corporation Outside Directors Stock Option Plan (2002). The Company reserved 250,000 shares of common stock for issuance under this plan, which provides for the issuance of non-qualified stock options to nonemployee directors of the Company. Option grants generally vest ratably over a three-year period and expire and cease to be exercisable ten years after the date of grant.
(7)	Georgia-Pacific Corporation Non-Qualified Employee Stock Purchase Plan (formerly known as the Georgia-Pacific Tissue 2000 Employee Stock Purchase Plan).
(8)	The table does not include information for the following equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies that originally established those plans: the Fort James Corporation 1996 Stock Incentive Plan, the Fort James Corporation Stock Option Plan for Outside Directors, the James River Corporation of Virginia 1987 Stock Option Plan, the Fort Howard Corporation Management Equity Plan, the Fort Howard Corporation 1995 Stock Incentive Plan, the Fort Howard Corporation 1996 Executive Share Option Scheme, the Wisconsin Tissue Management LLC Stock Option Plan, and the Unisource Worldwide Stock Option Plan. As of December 28, 2002, a total of 6,938,795 shares of our common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $26.01 per share. No additional options may be granted under those assumed plans.

REAPPROVAL OF PERFORMANCE-BASED CRITERIA

Proposal No. 3—Reapproval of Performance-Based Criteria in Connection with Internal Revenue Code Section 162(m)

The Board of Directors is asking shareholders to reapprove the criteria upon which objective performance goals may be established by the Compensation Committee in order to permit the grant of performance–based awards under the Georgia-Pacific Long-Term Incentive Plan (the “LTIP”) that are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to Section 162(m) of the Code, these criteria are required to be approved by shareholders at least every five years. The LTIP (and the criteria for establishing objective performance based goals) was originally approved by shareholders on December 17, 1997. The reapproval sought in this proposal is separate from the shareholder approval sought in connection with Proposal No. 2 (Approval of Benefit Plan Amendments).

In order to be approved, the votes cast in favor of this proposal by the shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting must exceed the votes cast in opposition. Proxies solicited on behalf of the Board of Directors will be voted FOR this proposal unless shareholders specify a contrary choice.

Description of Performance-Based Criteria

Section 162(m) of the Code provides that for any given calendar year, we are limited to a $1,000,000 deduction for compensation paid to our chief executive officer and to our four other most highly paid executive officers. However, compensation that qualifies as “performance-based compensation,” as defined in the tax regulations, does not count against the $1,000,000 deductible compensation limit. Stock options granted under the LTIP are automatically deemed to be performance-based compensation for purposes of Code Section 162(m). However, other forms of performance-based awards under the LTIP must be conditioned on the attainment of objectively determinable performance goals established from time to time by our Compensation Committee. While the performance goals need not be set or approved by shareholders, the business criteria on which they are based must be approved by shareholders at least every five years.

Our Compensation Committee has reapproved the following list of business criteria upon which it may base performance goals for deductible performance-based awards made to officers of the Company. These are the same criteria that the Compensation Committee has historically used in establishing performance-based awards. We are asking shareholders to reapprove the Compensation Committee’s use of the following criteria as benchmarks for evaluating the achievement of performance-based goals in incentive awards made to officers of the Company under the LTIP:

■	the price of our common stock,
■	market share,
■	sales,
■	return on equity, assets or capital,
■	economic profit (economic value added),
■	total shareholder return,
■	costs,
■	margins,
■	earnings or earnings per share,
■	cash flow,
■	customer satisfaction, and
■	operating profit.

Approval of this action with respect to the LTIP will enable the Company to realize a full income tax deduction for performance-based awards made under the LTIP; this will save us money while allowing us to pay our officers competitively and reward them for their performance.

A summary of the terms of the LTIP is contained in Proposal No. 2. This summary is qualified in entirety by reference to the full text of the LTIP, which is attached to this proxy statement in Appendix B-1.

The Board of Directors recommends that you vote FOR the approval of the adoption of this proposal.

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

Proposal No. 4 — Approval of the Amendment and Restatement of the Employee Stock Purchase Plan

The Georgia-Pacific Corporation Non-Qualified Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) (formerly known as the Georgia-Pacific Tissue 2000 Employee Stock Purchase Plan), was amended and restated, effective November 1, 2002, subject to shareholder approval. The Board of Directors is thus seeking shareholder approval of the Employee Stock Purchase Plan, as amended and restated.

In order to be approved, the votes cast in favor of this proposal by the shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting must exceed the votes cast in opposition. Proxies solicited on behalf of the Board of Directors will be voted FOR this proposal unless shareholders specify a contrary choice.

Background

The Employee Stock Purchase Plan was initially designed as a non-tax qualified stock purchase plan for employees of Wisconsin Tissue Management, LLC and Georgia-Pacific Tissue, LLC. Both Wisconsin Tissue Management and Georgia-Pacific Tissue are limited liability companies as opposed to corporations. As discussed further under the caption “Federal Income Tax Consequences,” tax laws prevent the Company from offering its tax qualified stock purchase plan to employees of subsidiaries that are not corporations (we refer to these entities as “non-corporation subsidiaries”). The Employee Stock Purchase Plan provided eligible employees of these two limited liability companies the opportunity to obtain or increase an equity ownership position in the Company by subscribing for shares of common stock on an installment basis through payroll deductions. In 2001, we sold Georgia-Pacific Tissue and since that time Wisconsin Tissue Management has not had any active employees.

Prior to the Employee Stock Purchase Plan’s amendment and restatement, employees of Color-Box, LLC, a wholly-owned, non-corporation subsidiary of the Company, have not been eligible to participate in any Georgia-Pacific stock purchase plan. The Company desires to extend the benefit of a stock purchase plan to Color-Box employees. However, rather than creating a new non-qualified stock purchase plan, the Company elected to amend and restate the Employee Stock Purchase Plan (which had been dormant due to the sale of Georgia-Pacific Tissue and the inactivity of Wisconsin Tissue Management) effective November 1, 2002, to change the group of employees eligible to participate. This amendment and restatement will be null and void if shareholders do not approve this proposal at the Annual Meeting.

Summary of the Employee Stock Purchase Plan, as Amended and Restated

The following discussion summarizes the terms of the Employee Stock Purchase Plan, as amended and restated. Except for changes relating to the eligible employees, the original terms of the Employee Stock Purchase Plan remain substantially unchanged. The summary below is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, as amended and restated, which is attached to this proxy statement as Appendix C.

Participation. As noted above, initially the Employee Stock Purchase Plan was available only to employees of Wisconsin Tissue Management and Georgia-Pacific Tissue. As amended and restated, the Employee Stock Purchase Plan will allow participation by eligible employees of a non-corporation subsidiary in which the Company has at least a 50% interest, provided the non-corporation subsidiary is identified by the plan administrator as a participating entity in advance of the applicable purchase period. Currently, Color-Box is the only entity authorized

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

to participate in the Employee Stock Purchase Plan and approximately 960 Color-Box employees are eligible to participate. No employees of Georgia-Pacific are eligible to participate in the Employee Stock Purchase Plan.

Authorized Shares. Four Hundred Fifty-Thousand (450,000) shares of Georgia-Pacific common stock were originally authorized for issuance under the Employee Stock Purchase Plan, of which approximately 432,455 were available for issuance at March 18, 2003.

Subscription. Participants subscribe for shares of Georgia-Pacific common stock.

Limitations on Subscription. The Employee Stock Purchase Plan provides that a participant may subscribe for shares with an aggregate purchase price of no more than $22,500 per purchase period. The minimum aggregate purchase price is $600.00 per purchase period.

Purchase Price. The purchase price per share is set at 90% of the mean of the reported prices per share on either the first or last day of the purchase period, whichever is lower. Any employee may terminate his or her subscription at any time before purchasing the shares, and in that event, the employee will receive a cash payment for the full amount withheld, without interest.

Eligibility. Participation in the Employee Stock Purchase Plan is voluntary and requires an election by eligible employees.

Purchase Period. Each purchase period occurs over a 12-month window, as established by the plan administrator.

Payment. Payment for shares purchased under the Employee Stock Purchase Plan is made by payroll deductions over the course of the purchase period.

Administration. The plan is administered by the Executive Vice President-Human Resources of Georgia-Pacific.

Limitations on Transfer. Neither the balance credited to a participant’s account nor the right to purchase shares are assignable or transferable by a participant. After a purchase period is completed, the shares subscribed for are freely transferable, subject to applicable securities laws.

Capitalization Adjustments. In the event of a change in the capitalization of Georgia-Pacific (e.g., a capitalization change attributable to a merger, consolidation, reorganization, stock split, etc.), the plan administrator shall make corresponding adjustments to the number of shares covered by the Employee Stock Purchase Plan.

Termination and Amendment. The plan administrator may terminate or amend the Employee Stock Purchase Plan at any time. However, the plan administrator cannot modify, cancel, or amend any subscription for shares after the purchase period begins unless (i) affected participants consent in writing, (ii) the modification only accelerates the date deemed to be the final day of the purchase period, or (iii) the plan administrator, acting in good faith, deems that such action is required by law.

Federal Income Tax Considerations

Because the Employee Stock Purchase Plan is a non-tax qualified stock purchase plan, eligible employees recognize income at the time stock is purchased under the plan in an amount equal to the excess of the fair market value of the shares at the date of purchase over the purchase price for such shares. The Internal Revenue Code of 1986, as amended, does not permit the Company to offer employees of its non-corporation subsidiaries the tax benefits available under the Georgia-Pacific 2000 Employee Stock Purchase Plan, which is the tax-qualified plan offered to employees of the Company and its incorporated subsidiaries.

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

Benefits to Named Executive Officers and Others

Because participation in the Employee Stock Purchase Plan is voluntary, it is not presently possible to determine either the benefits or amounts that will be received in the future by any person or group pursuant to the plan. Employees and directors of Georgia-Pacific are not eligible to participate in the Employee Stock Purchase Plan.

The Board of Directors recommends that you vote FOR the approval of the adoption of this proposal.

SHAREHOLDER PROPOSALS

Shareholder Proposal No. 1

Bartlett Naylor, 1255 N. Buchanan, Arlington, Virginia 22205, the beneficial owner of 200 shares of Georgia-Pacific stock, has notified us of his intention to present the following resolution for action at the Annual Meeting. The text of the resolution and the supporting statement exactly as submitted by the proponent are set forth below. If the proponent, or a representative who is qualified under state law, is present and submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting.

In order to be approved, the votes cast in favor of the proposal by the shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting must exceed the votes cast in opposition. Proxies solicited on behalf of the Board of Directors will be voted AGAINST this proposal unless shareholders specify a contrary choice.

SHAREHOLDER RESOLUTION

“RESOLVED: That shareholders urge the board of Georgia-Pacific to establish a policy prohibiting the harvest and trade in products from primary, old growth or other endangered forests in the United States and around the world.

SUPPORTING STATEMENT

As a leader in the wood products industry, Georgia-Pacific has recognized national and global environmental challenges and has committed itself to environmental leadership within the industry.

Old growth forests are the remnants of the world’s original forests. While these forests cover less than 5% of the earth’s surface, they are home to nearly 50% of the world’s species. Old growth forests store extensive amounts of carbon and are, therefore, critical to moderating the effects of climate change. Old growth forests are home to more than 200 million indigenous people worldwide. Less than 20% of the world’s old growth forests remain.

The public is overwhelmingly supportive of environmental protection and primary or ‘old growth’ forest protection in particular. Leading lumber customer such as Home Depot, Lowe’s and Centex have established policies not to buy products from old growth or other endangered forests. Leading paper customers such as Kinko’s have pledged not to do business with wood product suppliers involved in logging or trade in old growth wood products.

More than 400 leading national brands and Fortune 500 companies have pledged not to purchase wood products from old growth and other endangered forests.

Some of our company’s leading competitors such as Boise Corp. have responded to environmental concerns in the marketplace and have announced policies to ban the logging of old growth forests.

Such pledges not only reflect concern for the environment, but also an interest in retaining the good will of customers who themselves are concerned about the environment. Ongoing public campaigns demonstrate imminent damage to brand and franchise for wood products companies not publicly committed to protection of remaining old growth forests.”

GEORGIA-PACIFIC STATEMENT IN OPPOSITION

The Board of Directors recommends a vote AGAINST the adoption of this shareholder proposal.

Georgia-Pacific is sensitive to environmental issues, including the issue of renewable natural resources, and is committed to responsible forest practices and conservation methods. We believe that our environmental policies, especially as they relate to our timber harvesting practices, are already consistent with the basic tenets of the proponent’s proposal. Our objection to the proposal, however, is that it fails to provide clear,

SHAREHOLDER PROPOSALS

precise standards against which our environmental record may be measured. For example, there is limited scientific consensus on “endangered” forests. Further, since there are a number of definitions of “old growth” and the proponent’s resolution fails to definitively set a standard for which forests would be deemed to be “old growth,” it is doubtful whether we could ever monitor our compliance with the proponent’s policy with any meaningful degree of certainty. As a result, our Board of Directors believes the proponent’s proposal is not in the best interests of Georgia-Pacific or its shareholders.

We acquire all of our logs from North America, where forest land coverage has grown by over 1.5% in the last decade. We believe a primary reason for this growth is the practice of sustainable forest management by large timber harvesters like Georgia-Pacific. Georgia-Pacific is an active participant in the Sustainable Forest Initiative (“SFI”), a system of principles, objectives and performance measures designed to promote sustainable forest management. The program integrates the growing and harvesting of trees with the protection of wildlife, plants, soil and air and water quality. SFI requires participants to provide annual data on reforestation, harvesting, research and wildlife management as well as logger training, landowner outreach and conservation agreements. Since 1992, we have conducted annual forestry Best Management Practices audits on land Georgia-Pacific harvests and have voluntarily committed to third-party verification of all of our U.S. wood supply systems using verification criteria already established through SFI.

The primary body responsible for assuring Georgia-Pacific’s adherence to its strict environmental policy is our Environmental Policy Committee (the “EPC”), which is composed of members of senior management and other high-level corporate staff and operating personnel. The EPC is directed by the Chairman and Chief Executive Officer of the Company through the EPC chairperson. The EPC is charged with establishing the Company’s environmental protection policies, as well as its positions on environmental issues, while monitoring compliance with such policies and reporting significant environmental events to the Board of Directors. Lee M. Thomas, Georgia-Pacific’s President, and a former administrator of the U.S. Environmental Protection Agency, has served on this committee since 1993. We also have an Environmental Affairs Department, which provides technical support to all corporate operations to assist with statutory and regulatory compliance efforts.

We recognize the value of communicating our environmental concerns and, since 1994, we have voluntarily reported our comprehensive environmental policy, practices, and procedures to our shareholders via the Company’s biennial Environmental and Safety Report, available not only to the Company’s shareholders, but also to the public on our web site at www.gp.com. Georgia-Pacific’s environmental compliance and details of the Company’s comprehensive and continuous environmental protection programs, including a report of our SFI activities, are set out in the Report.

In summary, Georgia-Pacific recognizes that the issue of forest conservation is an important one, and we agree that we need to work hard to protect our old growth forests and other environmentally sensitive areas. As a result, Georgia-Pacific has well-defined and measurable policies in place to address these concerns. We believe the proponent’s proposal contains neither of these benefits and, in light of our long-standing commitment to protecting the environment, is not warranted. Accordingly, your Board of Directors recommends a vote AGAINST this shareholder proposal. Proxies solicited by the Board will be voted AGAINST this proposal unless shareholders specify a contrary choice.

SHAREHOLDER PROPOSALS

Shareholder Proposal No. 2

Financial Investors Trust, 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202-5627, has notified us, on behalf of the United Association S&P 500 Index Fund, the beneficial owner of 16,498 shares of Georgia-Pacific stock, of the Fund’s intention to present the following resolution for action at the Annual Meeting. The text of the resolution and the supporting statement exactly as submitted by the proponent are set forth below. If the proponent, or a representative who is qualified under state law, is present and submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting.

In order to be approved, the votes cast in favor of the proposal by the shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting must exceed the votes cast in opposition. Proxies solicited on behalf of the Board of Directors will be voted AGAINST this proposal unless shareholders specify a contrary choice.

SHAREHOLDER RESOLUTION

“RESOLVED: The shareholders of Georgia-Pacific Corporation (“Company”) urge the Board of Directors to amend the Company’s by laws to require that an independent director — as defined by the rules of the New York Stock Exchange (“NYSE”) — who has not served as an officer of the Company be its Chairman of the Board of Directors.

SUPPORTING STATEMENT

The recent wave of corporate scandals at such companies as Enron, WorldCom and Tyco has resulted in renewed emphasis on the importance of independent directors. For example, both the NYSE and NASDAQ have proposed new rules that would require corporations that wish to be traded on them to have a majority of independent directors.

Unfortunately, having a majority of independent directors alone is clearly not enough to prevent the type of scandals that have afflicted Enron, WorldCom, and Tyco. All of these corporations had a majority of independent directors on their boards when the scandal occurred.

All of these corporations also had a Chairman of the Board who was also an insider, usually the Chief Executive Officer (“CEO”), or a former CEO, or some other officer. Obviously, no matter how many independent directors there are on the board, the board is less likely to protect shareholder interests by providing independent oversight of the officers if the Chairman of the board is also the CEO, former CEO or some other officer of the company.

We respectfully urge the board of our Company to dramatically change its corporate governance structure and the public’s perception of it by having an independent director serve as its Chairman who is not a former CEO.

Although this change would be dramatic, it would hardly be radical. In the United Kingdom it is common to separate the office of Chairman and CEO. In 1996, a blue ribbon commission on Director Professionalism of the National Association of Corporate Directors recommended that an independent director should be charged with ‘organizing the board’s evaluation of the CEO and providing continuous ongoing feedback; chairing executive sessions of the board; setting the agenda with the CEO, and leading the board in anticipating and responding to crises.’”

GEORGIA-PACIFIC STATEMENT IN OPPOSITION

The Board of Directors recommends a vote AGAINST the adoption of this shareholder proposal.

The Board believes it is not in the best interests of the Company and its shareholders to institute an absolute rule that the Chairman cannot be a person who has served as an officer of the

SHAREHOLDER PROPOSALS

Company. The Chairman’s position demands an individual with strong objective leadership skills as well as an intimate knowledge of the Company. The Board believes it is important to have the flexibility to select a Chairman who is the best person for the job, regardless of whether that person is someone who is currently serving, or has previously served, as an officer of the Company.

While the Board acknowledges that the Chairman need not necessarily be a former or current officer of the Company, the Board believes the Company is currently best served by having one person, A.D. Correll, serve as both the Chairman of the Board and the Chief Executive Officer of the Company. Mr. Correll has served as Chairman of the Board of Georgia-Pacific since 1993. We believe that a Chairman who also serves as the Chief Executive Officer provides the Board with unique benefits that may be lost by rigidly mandating that the Chairman be independent. Current Georgia-Pacific officers that serve on the Board have a knowledge of the Company’s operations which often allows them to provide valuable insight during important Board deliberations. However, there is nothing in the Company’s bylaws precluding the Board from concluding that the positions of Chairman and Chief Executive Officer should be held by different individuals upon a determination that this would best serve the best interests of the Company and its shareholders.

The Board of Directors understands and respects the integral role that independent directors play in corporate governance. Accordingly, in November 2002, our Executive and Governance Committee approved and recommended to the Board for approval a presiding director (the “Lead Director”). The Lead Director, who shall be the Chairman of the Executive and Governance Committee, presides over any executive session of the non-management directors. The Lead Director also serves as a liaison between the non-management members of the Board and the Chairman, and discusses with the Chairman, to the extent appropriate, matters discussed by the non-management directors in executive session. Consistent with the corporate governance best practice recommendations of the Conference Board Commission on Public Trust and Private Enterprise, the Lead Director also is to serve as a contact person to facilitate communications by Georgia-Pacific’s employees and shareholders with the non-management members of the Board.

The Board believes that the interests of shareholders in strong objective leadership are well served by the Company’s existing governance policies and procedures, which are described in detail on pages 9 through 12 of this proxy statement. Board independence and oversight is maintained effectively through sound Board practices requiring, among other things, that a majority of the Board and all of the members of the Audit and Compensation Committees maintain independence from the Company. While the Board zealously advocates director independence, the Board also believes that requiring the Chairman to be independent could tie the Board’s hands in selecting one of the Company’s most important leaders. The Board believes that the interests of Georgia-Pacific and its shareholders are currently best served by having one person act as a bridge between the Board and the operating organization. The proposed bylaw amendment could limit the Board’s ability to select the best candidate to serve as Chairman; the Board finds this contrary to the goal of maximizing shareholder value through efficient operations and strong leadership. Accordingly, the Board of Directors recommends a vote AGAINST the shareholder proposal. Proxies solicited by the Board will be voted AGAINST this proposal unless shareholders specify a contrary choice.

SHAREHOLDER PROPOSALS

Shareholder Proposal No. 3

The Teamster Affiliates Pension Plan, 25 Louisiana Ave., N.W., Washington, D.C. 20001, the beneficial owner of 63,000 shares of Georgia- Pacific stock, has notified us of its intention to present the following resolution for action at the Annual Meeting. The text of the resolution and the supporting statement exactly as submitted by the proponent are set forth below. If the proponent, or a representative who is qualified under state law, is present and submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting.

In order to be approved, the votes cast in favor of the proposal by the shareholders present, in person or by proxy, and entitled to vote at the Annual Meeting must exceed the votes cast in opposition. Proxies solicited on behalf of the Board of Directors will be voted AGAINST this proposal unless shareholders specify a contrary choice.

SHAREHOLDER RESOLUTION

“RESOLVED: That the shareholders of Georgia-Pacific Corporation (the “Company”) hereby request that the Company’s Board of Directors establish a policy of expensing in the Company’s annual income statement the costs of all future stock options issued by the Company.

SUPPORTING STATEMENT

Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Most companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company’s operational earnings.

Stock options are an important component of our Company’s executive compensation program. Options have replaced salary and bonuses as the most significant element of executive pay packages at numerous companies. The lack of option expensing can promote excessive use of options in a company’s compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.

A recent report issued by Standard & Poor’s indicated that the expensing of stock option grant costs would have lowered operational earnings at companies by as much as 10 percent. ‘The failure to expense stock option grants has introduced a significant distortion in reported earnings,’ stated Federal Reserve Board Chairman Alan Greenspan. ‘Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company’s worth.’ Globe and Mail, ‘Expensing Options Is a Bandwagon Worth Joining,’ Aug. 16, 2002.

Warren Buffett wrote in a New York Times Op-Ed piece on July 24, 2002:

‘There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it’s justified.

For many years, I’ve had little confidence in the earnings numbers reported by most corporations. I’m not talking about Enron and WorldCom — examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings…

Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a charge against their earnings. Without blushing, almost all C.E.O.’s have told their shareholders that options are cost-free…

When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don’t belong in the earnings statement, where in the world do they belong?’

SHAREHOLDER PROPOSALS

Many companies have responded to investors’ concerns about their failure to expense stock options. In recent months, more than 100 companies, including such prominent ones as Coca-Cola, the Washington Post, and General Electric, have decided to expense stock options in order to provide their shareholders more accurate financial statements.

Our Company has yet to act.

We urge you to vote FOR this proposal.”

GEORGIA-PACIFIC STATEMENT IN OPPOSITION

The Board of Directors recommends a vote AGAINST the adoption of this shareholder proposal.

The shareholder proposal above asks Georgia-Pacific shareholders to approve a resolution that would cause the Company to adopt an alternative method of accounting for employee stock options for which there is no uniform valuation methodology and that is not presently used by most publicly traded companies. In accordance with our policy of providing full and transparent accounting disclosures that are consistent with the general practices of other publicly traded companies and allow for accurate comparisons with our peers, we believe there are compelling reasons why shareholders should vote AGAINST the adoption of this proposal.

Under generally accepted accounting principles, all companies are required to apply one of two alternative accounting methods for employee stock options. Georgia-Pacific, along with the substantial majority of publicly traded companies, applies the first of these accounting methods, known as the “intrinsic-value method.” Under the intrinsic-value method, a company generally includes compensation expense on its income statement for an employee stock option only if the market price of the company’s stock on the date the option is granted exceeds the exercise price of the option. In furtherance of our policy of using stock options to encourage our employees to work towards long-term appreciation in the value of Georgia-Pacific, we have generally set the exercise price of each of our employee stock options at the present market price of the Company’s common stock on the grant date. Consequently, under the intrinsic-value method, we typically do not incur compensation expense for employee stock options.

A second method of accounting for employee stock options, known as the “fair-value method,” is available under Statement of Financial Accounting Standards No. 123 (“SFAS No. 123”). Under this alternative (which is advocated in the shareholder proposal), compensation expense for an employee stock option is based on the option’s estimated fair value, as computed under an option pricing model that involves numerous assumptions. The aggregate estimated fair value of the outstanding employee stock options are reflected as compensation expense on a company’s income statement. While all companies applying SFAS No. 123 reflect an estimated compensation expense on the income statement, there is no uniform method for computing the estimated fair value of employee stock options. Consequently, differing methods, models and assumptions for estimating fair value are available (and appropriate), which can materially impact the fair value calculation and the associated expense.

As initially proposed, SFAS No. 123 would have required every company to adopt the fair-value method and reflect the estimated fair value of employee stock options as an expense on the income statement. Following significant debate, the final version of SFAS No. 123 left whether to apply either the intrinsic-value method or the fair-value method to the discretion of each company. Accordingly, we carefully evaluated the advisability of adopting the fair-value method in lieu of the intrinsic-value method. Following this

SHAREHOLDER PROPOSALS

careful consideration, Georgia-Pacific, along with our major competitors and most other publicly traded companies, elected to continue the application of the intrinsic-value method. For a number of reasons, we maintain that, at present, application of the intrinsic-value method is in the best interests of Georgia-Pacific and its shareholders.

We believe it is generally advisable to follow the most widely used accounting method when alternative methods are available. As noted above, the substantial majority of all publicly traded companies (including similarly-sized companies and those within our industry) continue to apply the intrinsic-value method. While several major companies outside of our industry have adopted the fair-value method of accounting, until use of that method becomes more widespread, we believe continued application of the intrinsic-value method better allows shareholders and analysts to compare our performance with that of our peers. Also, we believe the absence of a uniform approach for determining the fair value of employee stock options and, consequently, the compensation expense reflected on the income statement, hinders comparability among even those companies applying the fair-value method.

Further, we disagree with the suggestion in the shareholder proposal that a change in accounting methods would better allow shareholders and analysts to evaluate Georgia-Pacific’s use of stock options. In accordance with generally accepted accounting principles, we already provide disclosure in our financial statements regarding the compensation expense that would have resulted had we applied the fair-value method. Particularly, Note 1 to Georgia-Pacific’s audited financial statements for the years ended December 28, 2002, December 29, 2001 and December 30, 2000, highlights the estimated compensation expense and underlying assumptions that would have resulted under the fair-value method. As a result, without any change in our accounting methods, shareholders and analysts already have access to and, therefore, may evaluate the information requested through this shareholder proposal. In addition, given the significant ongoing debate regarding accounting for employee stock options, we believe it is advisable to await a consensus view rather than making a hurried change in accounting methods.

At the present time, we believe it is in the best interests of Georgia-Pacific and its shareholders to continue the application of the intrinsic-value method of accounting for employee stock options. The intrinsic-value method is currently the most widely used standard and it provides complete, comparable information with which to evaluate the Company’s financial statements. Accordingly, the Board of Directors recommends that shareholders vote AGAINST this proposal. Proxies solicited by the Board will be voted AGAINST this proposal unless shareholders specify a contrary choice.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Georgia-Pacific’s directors and executive officers to file with the Securities and Exchange Commission and the New York Stock Exchange reports of changes in ownership of Common Stock. Securities and Exchange Commission regulations require that such directors and executive officers furnish to Georgia-Pacific copies of all Section 16(a) reports they file. To Georgia-Pacific’s knowledge, based solely upon a review of the copies of such reports furnished to Georgia-Pacific and written representations that no other reports were required, except as noted below, all of its officers and directors complied with applicable Section 16(a) filing requirements during the fiscal year ended December 28, 2002.

Atlanta, Georgia

March 26, 2003

APPENDIX A

BENEFIT PLAN

AMENDMENTS

APPENDIX A

AMENDMENT NUMBER FIVE

TO THE

GEORGIA-PACIFIC CORPORATION LONG-TERM INCENTIVE PLAN

WHEREAS, pursuant to Section 8 of the Georgia-Pacific Corporation Long-Term Incentive Plan (the “Plan”), the Board has the right to amend the Plan, with the approval of the shareholders of the Company where necessary or advisable; and

WHEREAS, at its January 31, 2003 meeting, the Board delegated to the Committee the authority to approve amendments to the Plan as necessary or appropriate to effectuate a program to offer employees an opportunity to exchange outstanding stock options under various option plans of the Company and its subsidiaries for a lesser number of Restricted Shares to be granted under the Plan, for the purpose of motivating and retaining employees (the “2003 Exchange Offer”); and

WHEREAS, in order to effectuate the 2003 Exchange Offer, the Committee deems it to be appropriate to amend the Plan, subject to the approval of the shareholders of the Company, to:

(1)	permit the surrender of outstanding Options in exchange for an Award of a lesser number of Restricted Shares in accordance with the 2003 Exchange Offer,

(2)	increase the number of shares of Common Stock available for issuance under the Plan by the number of Restricted Shares actually granted in the 2003 Exchange Offer resulting from the surrender of options outstanding under other option plans of the Company or its Subsidiaries; provided that any such Restricted Shares that may hereafter be forfeited shall not be available for future Awards under the Plan, and

(3)	eliminate the Plan limit on the number of shares of Common Stock that may be granted in the form of Restricted Shares or Performance Awards.

NOW, THEREFORE, the Committee hereby amends the Plan as follows, subject to and effective as of the date of shareholder approval:

1.	Section 4(b) of the Plan is amended to read as follows:

“(b)    Plan Limitations.    Subject to adjustment in accordance with the provisions of Sections 4(d) and 9, the total number of shares of Common Stock with respect to which Awards of Options, Restricted Shares and/or unrestricted Common Stock may be granted under this Plan may not exceed 16,000,000 shares.”

2.	Section 4(d) of the Plan is amended to read as follows:

“(d)    Calculation Procedures.    For purposes of calculating the total number of shares of Common Stock available under this Plan for grants of Awards, (i) the grant of an Award of Options, Restricted Shares or a Performance Award shall be deemed to be equal to the maximum number of shares of Common Stock which may be issued under the Award, (ii) the total number of shares of Common Stock with respect to which Awards may be granted under this Plan shall be increased by the number of Restricted Shares issued under this Plan pursuant to the 2003 Exchange Offer (as defined in Section 8(b)) in exchange for surrendered options that were granted under other option plans of the Company or its

APPENDIX A

Subsidiaries, and (iii) subject to the provisions of Sections 4(b) and 4(c), there shall again be available for Awards under this Plan all of the following: (A) shares of Common Stock represented by Awards which have been cancelled, forfeited, surrendered or terminated or which expire unexercised (other than Restricted Shares granted in the 2003 Exchange Offer in exchange for surrendered options that were granted under other option plans of the Company or its Subsidiaries); (B) the excess portion of variable Awards which become fixed at less than their maximum limitations; and (C) the number of shares of Common Stock delivered in full or partial payment of the exercise price of any Option granted under this Plan; provided, however, that shares so delivered by an Employee in full or partial payment of the exercise of his/her Option shall not reduce the number of Options granted to the Employee in any Plan Year for purposes of Section 4(c)(i); and provided further that in no event shall the aggregate number of shares issued or delivered pursuant to the exercise of Incentive Stock Options exceed 16,000,000 shares.”

3.	Section 8(b) of the Plan is amended to read as follows:

“(b)    Awards Previously Granted.    At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been vested, exercised, cashed in or otherwise settled on the later of the effective date or execution date of such amendment or termination; and provided further that, except as otherwise provided in Section 9 of this Plan or approved in advance by the Company’s shareholders, the term of an outstanding Option may not be extended, and the exercise price of an outstanding Option may not be reduced, directly or indirectly, whether through direct amendment to the exercise price, through cancellation and replacement of the Option, or otherwise. Notwithstanding the foregoing, the Company may effect a one-time exchange offer to be commenced in the discretion of the Company no sooner than May 6, 2003 and no later than the 2004 annual meeting of the Company’s shareholders, upon the terms and conditions described in the Company’s proxy statement for the 2003 annual meeting of the Company’s shareholders and in a Schedule TO to be filed with the Securities and Exchange Commission on or about May 6, 2003, as the same may be amended (the “2003 Exchange Offer”).”

APPENDIX A

AMENDMENT NUMBER FIVE

TO THE

GEORGIA-PACIFIC CORPORATION

1995 SHAREHOLDER VALUE INCENTIVE PLAN

(As Amended and Restated Effective December 16, 1997)

WHEREAS, pursuant to Section 5.1 of the Georgia-Pacific 1995 Shareholder Value Incentive Plan, as amended and restated as of December 16, 1997 (the “Plan”), the Board has the right to amend the Plan, with the approval of the Shareholders of the Corporation where necessary or advisable; and

WHEREAS, at its January 31, 2003 meeting, the Board delegated to the Committee the authority to approve amendments to the Plan as necessary or appropriate to effectuate a program to offer employees an opportunity to exchange outstanding stock options under various option plans of the Corporation and its subsidiaries for a lesser number of restricted shares to be granted under the Georgia-Pacific Corporation Long-Term Incentive Plan, for the purpose of motivating and retaining employees;

NOW, THEREFORE, the Committee hereby amends the Plan as follows, subject to and effective as of the date of shareholder approval:

1.	Section 5.1(d) of the Plan is amended to read as follows:

Notwithstanding the foregoing, no amendment may, without the approval of the Shareholders of the Corporation . . . :

“(d)    Reduce, directly or indirectly, the exercise price of an outstanding Option Grant, whether through direct amendment to the exercise price, through cancellation and replacement of the Option Grant, or otherwise (modification of the Option Price pursuant to Section 3.7 will not be considered amendments for purposes of this Section). Notwithstanding the foregoing, the Corporation may effect a one-time exchange offer to be commenced in the discretion of the Corporation no sooner than May 6, 2003 and no later than the 2004 annual meeting of the Corporation’s Shareholders, upon the terms and conditions described in the Corporation’s proxy statement for the 2003 annual meeting of the Corporation’s Shareholders and in a Schedule TO to be filed with the Securities and Exchange Commission on or about May 6, 2003, as the same may be amended (the “2003 Exchange Offer”). Upon surrender of Option Grants under the Plan pursuant to the 2003 Exchange Offer, the underlying shares shall not be available for future grants under the Plan.”

APPENDIX A

AMENDMENT NUMBER ONE

TO THE

FORT JAMES CORPORATION 1996 STOCK INCENTIVE PLAN

(As Amended and Restated Effective August 12, 1997)

WHEREAS, Georgia-Pacific Corporation (the “Company”) assumed the Fort James Corporation 1996 Stock Incentive Plan, as amended and restated as of August 12, 1997 (the “Plan”) in connection with its acquisition of Fort James Corporation in November 2000; and

WHEREAS, pursuant to Section 14 of the Plan, the Board of Directors of the Company has the right to amend the Plan, with the approval of the shareholders of the Company where necessary or advisable; and

WHEREAS, at its January 31, 2003 meeting, the Board of Directors of the Company delegated to its Compensation Committee (the “G-P Committee”) the authority to approve amendments to the Plan as necessary or appropriate to effectuate a program to offer employees an opportunity to exchange outstanding stock options under various option plans of the Company and its subsidiaries for a lesser number of restricted shares to be granted under the Georgia-Pacific Corporation Long-Term Incentive Plan, for the purpose of motivating and retaining employees;

NOW, THEREFORE, the G-P Committee hereby amends the Plan as follows, subject to and effective as of the date of shareholder approval:

1.	The definition of “Company” in Section 2(i), is amended to read as follows:

“Company” from and after the acquisition of Fort James Corporation by Georgia-Pacific Corporation in November 2000, means Georgia-Pacific Corporation, which assumed the Plan in connection with such acquisition.

2.	Section 16(d) of the Plan is amended to read as follows:

“(d)    The Committee shall have the power to amend the terms of previously granted Awards, so long as the terms as amended are consistent with the terms of the Plan and, where applicable, are consistent with the qualification of an Option as an Incentive Stock Option; provided, however, that without the consent of the shareholders of the Company, the term of an outstanding Option may not be extended, and the exercise price of an outstanding Option may not be reduced, directly or indirectly, whether through direct amendment to the exercise price, through cancellation and replacement of the Option, or otherwise. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award. Notwithstanding the foregoing, the Company may effect a one-time exchange offer to be commenced in the discretion of the Company no sooner than May 6, 2003 and no later than the 2004 annual meeting of the shareholders of Company, upon the terms and conditions described in the proxy statement for the 2003 annual meeting of the Company’s shareholders and in a Schedule TO to be filed with the Securities and Exchange Commission on or about May 6, 2003, as the same may be amended (the “2003 Exchange Offer”). Upon surrender of Options granted under the Plan pursuant to the 2003 Exchange Offer, the underlying shares shall not be available for future grants under the Plan.”

APPENDIX A

AMENDMENT NUMBER ONE TO THE

JAMES RIVER CORPORATION OF VIRGINIA 1987 STOCK OPTION PLAN

(As Amended and Restated Effective December 16, 1993)

WHEREAS, Georgia-Pacific Corporation (the “Company”) assumed the James River Corporation of Virginia 1987 Stock Option Plan, as amended and restated as of December 16, 1993 (the “Plan”) in connection with its acquisition of Fort James Corporation in November 2000; and

WHEREAS, pursuant to Section 11 of the Plan, the Board of Directors of the Company has the right to amend the Plan, with the approval of the shareholders of the Company where necessary or advisable; and

WHEREAS, at its January 31, 2003 meeting, the Board of Directors of the Company delegated to its Compensation Committee (the “G-P Committee”) the authority to approve amendments to the Plan as necessary or appropriate to effectuate a program to offer employees an opportunity to exchange outstanding stock options under various option plans of the Company and its subsidiaries for a lesser number of restricted shares to be granted under the Georgia-Pacific Corporation Long-Term Incentive Plan, for the purpose of motivating and retaining employees;

NOW, THEREFORE, the G-P Committee hereby amends the Plan as follows, subject to and effective as of the date of shareholder approval:

1.	The definition of “Company” in Section 2(g) of the Plan, is amended to read as follows:

“COMPANY” from and after the acquisition of Fort James Corporation by Georgia-Pacific Corporation in November 2000, means Georgia-Pacific Corporation, which assumed the Plan in connection with such acquisition.

2.	A new Section 13A is added immediately following Section 13, to read as follows:

“13A.    OPTIONS PREVIOUSLY GRANTED.

Unless approved in advance by the shareholders of the Company, the term of an outstanding Option may not be extended, and the exercise price of an outstanding Option may not be reduced, directly or indirectly, whether through direct amendment to the exercise price, through cancellation and replacement of the Option, or otherwise. Notwithstanding the foregoing, the Company may effect a one-time exchange offer to be commenced in the discretion of the Company no sooner than May 6, 2003 and no later than the 2004 annual meeting of the Company’s shareholders, upon the terms and conditions described in the proxy statement for the 2003 annual meeting of the shareholders of the Company and in a Schedule TO to be filed with the Securities and Exchange Commission on or about May 6, 2003, as the same may be amended (the “2003 Exchange Offer”). Upon surrender of Options granted under the Plan pursuant to the 2003 Exchange Offer, the underlying shares shall not be available for future grants under the Plan.”

APPENDIX B

APPENDIX B-1

GEORGIA-PACIFIC CORPORATION

LONG-TERM INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS, SEPTEMBER 17, 1997

APPROVED BY THE SHAREHOLDERS, DECEMBER 16, 1997

(INCLUSIVE OF AMENDMENTS 1 THROUGH 4)

APPENDIX B

B-1-i

APPENDIX B

B-1-i

APPENDIX B

		PAGE

12.	GOVERNING LAW	14

13.	CAPTIONS	14

14.	RESERVATION OF SHARES	14

15.	SAVINGS CLAUSE	14

16.	EFFECTIVE DATE AND TERM	16

B-1-i

APPENDIX B

GEORGIA-PACIFIC CORPORATION

LONG-TERM INCENTIVE PLAN

1.    ADOPTION AND PURPOSE

Georgia-Pacific Corporation (the “Company”) hereby adopts this Georgia-Pacific Corporation Long-Term Incentive Plan, which was approved by its Board of Directors on September 17, 1997, subject to further approval by the Company’s shareholders (the “Plan”). The purposes of the Plan are to promote the interests of the Company and its stockholders by (a) attracting and retaining exceptional executive personnel and other key employees for the Company and its Subsidiaries (as defined below), (b) motivating such employees by means of performance-related incentives to achieve long-range performance goals and (c) enabling such employees to participate in the long-term growth and financial success of the Company.

2.    DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

(a)    Award.    “Award” means, individually or collectively, a grant under this Plan of Options, Restricted Shares, Dividend Equivalents and/or a Performance Award. The issuance of Options, Restricted Shares, shares of unrestricted Common Stock, Dividend Equivalents and/or cash pursuant to an Award or the taking of any other action mandated under the terms and conditions of an Award, shall not be deemed to be a new Award for any purpose under this Plan (including, but not limited to, Section 16).

(b)    Award Agreement.    “Award Agreement” means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award made to such Participant under this Plan, in the form prescribed by the Committee.

(c)    Board.    “Board” means the Board of Directors of the Company.

(d)    Cause.    “Cause” shall mean any of the following: (i) the willful failure of a Participant to perform satisfactorily the duties consistent with his title and position reasonably required of him by the Board or supervising management (other than by reason of incapacity due to physical or mental illness); (ii) the commission by a Participant of a felony, or the perpetration by a Participant of a dishonest act or common law fraud against the Company or any of its Subsidiaries; or (iii) any other willful act or omission (including without limitation the deliberate and willful violation of any corporate policy or regulation) which could reasonably be expected to expose the Company to civil liability under the law of the applicable jurisdiction or causes or may reasonably be expected to cause significant injury to the financial condition or business reputation of the Company or any of its Subsidiaries.

(e)    Change of Control.    “Change of Control” shall have the meaning specified in Section 11(b).

(f)    Code.    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

B-1-1

APPENDIX B

(g)    Committee.    “Committee” means the Compensation Committee of the Board of Directors of the Company, as constituted from time to time, or such subcommittee of that body as the Compensation Committee shall specify to act for the Compensation Committee with respect to this Plan. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and shall be an “outside director” within the meaning of Section 162(m) of the Code. The Committee shall be composed of at least two (2) such directors.

(h)    Common Stock.    “Common Stock” means the Company’s common stock, par value $0.80 per share.

(i)    Company.    “Company” means Georgia-Pacific Corporation, a Georgia corporation headquartered in Atlanta, Georgia.

(j)    Dividend Equivalent.    “Dividend Equivalent” means an Award granted to a Participant under Section 5(d).

(k)    Effective Date.    “Effective Date” means the effective date of this Plan as defined in Section 16.

(l)    Employee.    “Employee” means a common law employee of the Company or a Subsidiary (including, without limitation, any Company or Subsidiary officer).

(m)    Exchange Act.    “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(n)    Fair Market Value.    “Fair Market Value” means, on any date, the mean between the high and low sales prices of a share of Common Stock on that date as reported in The Wall Street Journal, New York Stock Exchange—Composite Transactions, or as reported in any successor quotation system adopted prospectively for this purpose by the Committee, in its discretion. If the date of determination is not a trading date on the New York Stock Exchange, Fair Market Value shall be determined using the high and low sales prices of a share of Common Stock on the next preceding trading date. The Fair Market Value of the Stock shall be rounded to the nearest whole cent (with 0.5 cent being rounded to the next higher whole cent).

(o)    Incentive Stock Option.    “Incentive Stock Option” has the meaning specified in Section 5(a).

(p)    Non-Qualified Stock Option.    “Non-Qualified Stock Option” has the meaning specified in Section 5(a).

(q)    Option.    “Option” means an Incentive Stock Option or a Non-Qualified Stock Option as defined in this Plan.

(r)    Participant.    “Participant” means an Employee who has been designated as such by the Committee pursuant to this Plan.

(s)     Performance Goals.    “Performance Goals” means, with respect to any Performance Period, one or more objective performance goals based on one of more of the following objective criteria

B-1-2

APPENDIX B

established by the Committee prior to the beginning of such Performance Period or within such period after the beginning of the Performance Period as shall meet the requirements to be considered “pre-established performance goals” for purposes of Code Section 162(m): (i) increases in the price of the Common Stock; (ii) market share; (iii) sales; (iv) return on equity, assets or capital; (v) economic profit (economic value added); (vi) total shareholder return; (vii) costs; (viii) margins; (ix) earnings or earnings per share; (x) cash flow; (xi) customer satisfaction; (xii) operating profit; or (xiii) any combination of the foregoing. Such Performance Goals may be particular to an Employee or may be based, in whole or part, on the performance of the division, department, line of business, Subsidiary or other business unit, whether or not legally constituted, in which the Employee works or on the performance of the Company generally.

(t)    Performance Award.    “Performance Award” shall have the meaning specified in Section 5(b).

(u)    Performance Period.    “Performance Period” means the period of service designated by the Committee applicable to a Performance Award during which the Performance Goals will be measured.

(v)    Plan.    “Plan” means the Georgia-Pacific Corporation Long-Term Incentive Plan (formerly known as the Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan) as described in this plan document.

(w)    Plan Year.    “Plan Year” means the calendar year.

(x)    Restricted Shares.    “Restricted Shares” shall have the meaning specified in Section 5(c).

(y)    Restriction Period.    “Restriction Period” means a Performance Period and/or any other period during which full ownership of compensation contemplated in an Award remains restricted pursuant to the terms and conditions of that Award.

(z)    Subsidiary.    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 20% by reason of stock ownership or otherwise.

3.    ELIGIBILITY

Any Employee designated by the Committee (in its sole discretion) as a Participant under this Plan will be eligible to receive an Award specified by the Committee in accordance with this Plan.

4.    STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN; LIMITATIONS

(a) Applicable Stock. The stock subject to the provisions of this Plan shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares reacquired by the Company, including shares purchased on the open market.

(b) Plan Limitations. Subject to adjustment in accordance with the provisions of Sections 4(d) and 9, the total number of shares of Common Stock with respect to which Awards of Options, Restricted Shares and/or unrestricted Common Stock may be granted under this Plan may not exceed 16,000,000 shares, provided, however, that the total number of Restricted Shares and Performance Award shares that may be granted as Awards under this Plan may not exceed 4,000,000 shares.

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(c) Individual Limitations. Subject to adjustment in accordance with Section 9, and subject to Section 4(b), (i) the total number of shares of Common Stock with respect to which Awards of Options may be granted in any Plan Year to any Employee shall not exceed 1,200,000 shares, (ii) the total number of Restricted Shares which may be granted in any Plan Year to any Employee shall not exceed 150,000 shares, (iii) the total number of Performance Award shares which may be granted in any Plan Year to any Employee shall not exceed 300,000 shares and (iv) the value of any Performance Awards payable in cash that may be granted in any Plan Year to any Employee shall not exceed $2,500,000 (as determined on the date the Award is granted).

(d) Calculation Procedures. For purposes of calculating the total number of shares of Common Stock available under this Plan for grants of Awards, (i) the grant of an Award of Options, Restricted Shares or a Performance Award shall be deemed to be equal to the maximum number of shares of Common Stock which may be issued under the Award and (ii) subject to the provisions of Sections 4(b) and 4(c), there shall again be available for Awards under this Plan all of the following: (A) shares of Common Stock represented by Awards which have been cancelled, forfeited, surrendered or terminated or which expire unexercised; (B) the excess portion of variable Awards which become fixed at less than their maximum limitations; and (C) the number of shares of Common Stock delivered in full or partial payment of the exercise price of any Option granted under this Plan; provided, however, that shares so delivered by an Employee in full or partial payment of the exercise of his/her Option shall not reduce the number of Options granted to the Employee in any Plan Year for purposes of Section 4(c)(i); and provided further that in no event shall the aggregate number of shares issued or delivered pursuant to the exercise of Incentive Stock Options exceed 4,500,000 shares.

5.    AWARDS UNDER THIS PLAN

Subject to the provisions of this Plan, the Committee shall have the sole and complete authority to determine the Employees to whom Awards shall be granted and the type, terms and conditions of such Awards. As the Committee may determine, the following types of Awards may be granted under this Plan to Employees on a stand alone, combination or tandem basis:

(a)    Options.    An Award consisting of a right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, and subject to such other terms and conditions, all as the Committee may determine. Such Options may be Non-Qualified Stock Options or Incentive Stock Options. The exercise price for an Award of Options (whether or not they are Incentive Stock Options) may not be less than 100% of the Fair Market Value of the Common Stock on the grant date. The terms and conditions for an Award of Incentive Stock Options must otherwise comply with the requirements of Section 422 of the Code or any successor Section as it may be amended from time to time. Non-Qualified Stock Options are not intended to satisfy the Code requirements for Incentive Stock Options and need not meet such requirements. Each Stock Option granted as an Award under this Plan shall be subject to the provisions of this Plan and the applicable Award Agreement approved by the Committee pursuant to Section 6(b) governing that Option.

(b)    Performance Awards.    An Award granted to an Employee consisting of the right to receive cash, shares of Common Stock, Options or Restricted Shares that are not to be issued to the Employee

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until after the satisfaction of the related Performance Goals during the related Performance Period. Such Awards shall be subject to the following conditions and procedures:

(i) Administration. Performance Awards may be granted to Employees either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Employees to whom Performance Awards shall be awarded for any Performance Period, the duration of the applicable Performance Period, the Performance Goals which must be met for the Award to be paid and the amount of cash and/or the number of shares of Common Stock, Options and/or Restricted Shares to be awarded at the end of a Performance Period to Employees if the Performance Goals are met or exceeded. Each such Performance Award shall be subject to the provisions of this Plan and the applicable Award Agreement approved by the Committee pursuant to Section 6(b) governing that Award.

(ii) Payment of Award. After the end of a Performance Period, the degree to which the Performance Goals related to such Performance Period have been met shall be determined by the Committee. If the Performance Goals are not met, no compensation shall be issued pursuant to the Performance Award. If the Performance Goals are met or exceeded, the Committee shall certify that fact in writing in the Committee minutes or elsewhere and authorize the payment of the amount of cash or issuance of the number of shares of Common Stock, Options and/or Restricted Shares as contemplated under the affected Performance Award in accordance with the related Award Agreement.

(iii) Further Restriction Period. At the discretion of the Committee, a Performance Award may provide for deferral of vesting and/or transfer rights with respect to all or some of the incidents of ownership of the compensation contemplated in the Award based on the satisfaction of terms and conditions in addition to the attainment of the stated Performance Goals during the related Performance Period over a further Restriction Period following the Performance Period. In such a case, such vesting and/or transfer rights with respect to the affected incidents of ownership shall be postponed until the Committee certifies that the additional conditions have been timely met and authorizes such vesting and/or transfer. Such acts by the Committee shall not be deemed to be a new Award.

(c)    Restricted Shares.    An Award consisting of a transfer of shares of Common Stock to a Participant, subject to such restrictions (e.g., the attainment of specified Performance Goals during a designated Performance Period, the passage of time or a combination of such restrictions and/or of other delayed vesting conditions) on transfer or other incidents of ownership, for such periods of time (with respect to each Award, the Restriction Period) as the Committee may determine. If the issuance, vesting and/or transfer of ownership of Restricted Shares granted under this Plan is contingent upon the attainment of Performance Goals during a designated Performance Period, the Award shall also be considered a Performance Award and shall be subject to the provisions of Section 6(b) as well as those of this Section 6(c). Awards of Restricted Shares under this Plan shall be subject to the following conditions and procedures:

(i) Issuance of Stock Certificates. At the time specified for issuance of the Restricted Shares under the applicable Award Agreement, the stock certificate or certificates representing Restricted Shares shall be registered in the name of the Participant to whom such Restricted

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Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares shall bear a restrictive legend to the effect that the Restricted Shares are subject to the restrictions, terms and conditions provided in this Plan and the applicable Award Agreement. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Award Agreement.

(ii) Status of Restricted Shares. Restricted Shares which have been issued in accordance with an Award Agreement shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

(iii) Participant Rights With Respect to Issued Restricted Shares. The Participant will have the right to vote issued Restricted Shares, to receive and retain all dividends and distributions paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Shares; except that (A) the Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period; (C) any such dividends and distributions paid in shares of Common Stock shall constitute Restricted Shares and be subject to all of the same restrictions during the Restriction Period as the Restricted Shares with respect to which they were paid; (D) the Participant may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or his or her interest in any of them during the Restriction Period; and (E) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares will cause a forfeiture of such Restricted Shares.

(d)    Dividend Equivalents.    An Award granted to an Employee consisting of the right to receive payment of dividends declared and paid on all or a portion of the number of shares of Common Stock subject to a specified Award under this Plan, as determined by the Committee. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as it may determine. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

6.    OTHER TERMS AND CONDITIONS

(a)    Assignability; Designation of Beneficiaries.

(i) Prohibition on Transfer. An Award shall be nontransferable and may not be sold, hypothecated, assigned, anticipated, alienated, commuted, pledged, encumbered or otherwise conveyed by a Participant (whether voluntarily or involuntarily) to any party, nor may any award be subject to attachment or garnishment by any creditor or a Participant; provided that in the event of the incapacity (as determined by the Plan Administrator) or death of the Participant (but subject to Section 6(m) of this Plan), his/her attorney-in-fact pursuant to a valid power of

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attorney giving general or specific authority to make elections with respect to outstanding Awards, his/her court-appointed guardian or the custodian of his/her affairs or the executor or administrator of his/her estate (as the case may be) may exercise any rights with respect to any vested Award that the Participant could have exercised if he/she were still alive or not incapacitated. No assignment or transfer of any Award or the rights represented thereby, whether voluntary, involuntary, or by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, and immediately upon any attempt to assign or transfer an Award, the Award shall terminate and be of no force or effect. Notwithstanding anything in this Section 6(a)(i) to the contrary, the Committee in its sole discretion may (but need not) permit transfers of Awards in other situations where the Committee concludes that such transferability (A) does not result in accelerated taxation, (B) does not cause any Option intended to be an Incentive Stock Option to fail to meet the statutory requirements for such Options referenced in Section 5(a), and (C) is otherwise appropriate and desirable, taking into account the impact on the Participant and the Company of applicable tax laws and/or securities laws as applied to transferable Awards.

(ii) Designation of Beneficiaries. Notwithstanding anything in Section 6(a)(i) to the contrary, a Participant may designate a person or persons to receive, in the event of his death, any rights to which he would be entitled under an Award granted under this Plan (the extent permitted under the applicable Award Agreement). A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Company. Such a designation (or modification of designation) shall be made in writing, and filed with the office of the Company designated in the Award Agreement. If a Participant fails to designate a beneficiary, then Section 6(a)(i) will apply.

(b)    Award Agreement. Awards made pursuant to the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time, approve, provided that such agreements shall comply with, reflect and be subject to all the terms of this Plan. The Award Agreement will state the characteristics of the Award and all terms and conditions applicable to the Award, provided that the provisions of this Plan which apply to an Award Agreement will be deemed incorporated in such agreement regardless of whether they are specifically reiterated in the text of the Award Agreement. Whenever an Employee is granted an Award under this Plan, the Plan Administrator shall have the responsibility to provide to the designated Participant an Award Agreement governing the particular Award executed on behalf of the Company and, if one has not been supplied previously, a copy of this Plan.

Notwithstanding the terms of any Award Agreement granting options, on and after the Effective Time as defined under the Agreement and Plan of Merger by and among Plum Creek Timber Company, Inc., Georgia-Pacific Corporation and the Spincos (as defined therein) dated July 18, 2000, the period of time a Participant shall have to exercise an option granted to him under an Award Agreement shall include any period of employment with Plum Creek Timber Company, Inc., provided that in no event shall such period extend beyond the 10th anniversary of the date of grant of such option as set forth in the Participant’s Award Agreement.

(c)    Rights as a Shareholder. Except as otherwise specifically provided in this Plan or in any Award Agreement, a Participant shall have no rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant is the holder of record of such shares.

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(d)    No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

(e)    Payments by Participants. No payments or contributions are required to be made by Participants in this Plan other than such payments as may be required under an applicable Award Agreement, as specified by the Committee. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U. S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value on the date of delivery to the Company equal to the total payment due from the Participant; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate. If shares of Common Stock are to be used in payment pursuant to an Award and such shares were acquired upon the exercise of a stock option (whether or not granted under this Plan), such shares must have been held by the Participant for at least six months.

(f)    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to an Award or any dividends or other distributions payable with respect thereto. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable shares of Common Stock having a Fair Market Value not exceeding the minimum amount required to be withheld, (ii) delivering to the Company shares of Common Stock then owned by the Participant or (iii) such other methods as the Committee may deem appropriate. If shares of Common Stock are to be used in payment of such taxes and such shares were acquired upon the exercise of a stock option (whether or not granted under this Plan), such shares must have been held by the Participant for at least six months. The amount of the withholding obligation satisfied by shares of Common Stock withheld or delivered shall be the Fair Market Value of such shares determined as of the date that the taxes are required to be withheld.

(g)    Restrictions on Exercise.    No Option may be exercisable on or after the date which is the tenth anniversary of the date such Option was granted.

(h)    Surrender of Options.    The Committee, in its sole discretion, may incorporate one or more provisions in any Option granted under this Plan to allow a Participant to surrender his/her Option in whole or part in lieu of the exercise of all or part of that Option or in payment of any amounts due the Company upon the exercise of such Award. Such provision(s) may specify that the Committee may authorize such surrender after the grant, but before the exercise, of any such Option.

(i)    Additional Options Upon Exercise.    The Committee, in its sole discretion, may incorporate in any Option granted under this Plan a provision which requires the automatic grant of a new Option under this Plan (subject to the terms and limitations of this Plan) to any Participant who delivers shares of Common Stock as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) will be for the same number of shares of Common Stock as the Participant

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delivered in exercising the original Option, (ii) will have an exercise price equal to 100% of the Fair Market Value of the delivered shares on the date of such delivery (which shall be deemed to be the grant date for such new Option) and (iii) will have a term equal to the unexpired term of the original Option.

(j)    Requirements of Law.    The granting of Awards and the issuance of shares of Common Stock upon the exercise of Awards shall be subject to all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

(k)    Non-Exclusivity of the Plan.    Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

(l)    Unfunded Plan.    Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any subsidiary to any Employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements shall be consistent with the unfunded status of the Plan.

(m)    Legends.    In addition to any legend contemplated by Section 5(c), each certificate evidencing Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

(n)    Company’s Retirement and Welfare Plans.    The value of compensation under this Plan will not be included as “compensation” for purposes of computing the benefits payable to any participant under the Company’s retirement plans (both qualified and non- qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit. No compensation paid pursuant to any Award under this Plan will constitute “annual management incentive bonuses” for purposes of calculating benefits under any Executive Retirement Agreement covering any Employee.

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(o)    Forfeitures.    Notwithstanding anything in this Plan to the contrary, to the extent permitted by applicable law:

(i) Violations of Company Policies. Any Award under this Plan may be reduced by the Committee (including reduction to zero) in the event that it determines (in its sole discretion) that any act (or failure to act) by the Participant or the business unit for which the Participant is responsible constitutes a deliberate violation of the Company’s standing corporate policies (as in effect from time to time) and/or a violation of federal, state or local statutes or regulations. The Company policies considered for this purpose will include in particular (but without limitation) the Company’s Code of Business Conduct and its antitrust, safety and environmental policies.

(ii) For Cause Termination. If the Committee (in its sole discretion) determines that a Participant has been terminated for Cause, all of such Participant’s outstanding Awards under this Plan (whether or not vested under the terms of the applicable Award Agreement) shall terminate as of the Participant’s date of termination.

(p)    Requirement of Employment.    To be entitled to receive the benefit of an Award under this Plan, a Participant must remain in the employment of the Company or its Subsidiaries through the end of the applicable Performance Period or further Restriction Period; provided, however, that the Committee may provide for partial or complete exceptions to this requirement (e.g., in the case of retirement, death or disability) as it deems equitable in its sole discretion.

(q)    Code Section 162(m).    Except where the Committee deems it in the best interest of the Company, the Committee shall use its best efforts to grant Awards under this plan which will qualify as “performance based compensation” under Code Section 162(m) or under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company for the full amount of the compensation paid with respect to such Awards.

(r)    Deferred Transfer of Shares Upon Exercise of Options.    The Committee may determine, either at the time of grant of an Award or later, whether, and to what extent and under what circumstances, the transfer of shares issuable in connection with the exercise of a Non-Qualified Stock Option may be deferred at the election of the affected Participant.

7.    PLAN ADMINISTRATION

(a)    Committee as Plan Administrator. This Plan shall be administered by the Committee. The Committee shall periodically make determinations with respect to the participation of Employees in this Plan and, except as otherwise required by law or this Plan, the grant terms of Awards including vesting schedules, price, performance standards (including Performance Goals), length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Committee deems appropriate. Except as otherwise expressly required by this Plan, the Committee shall have the complete authority and absolute discretion to interpret and construe the provisions of this Plan and the Award Agreements and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable to any person for any action taken or omitted in connection with

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the interpretation and administration of this Plan unless attributable to the member’s own willful misconduct or lack of good faith.

(b)    Delegation. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (i) to identify Participants under this Plan, (ii) to make or adjust Awards under this Plan or (iii) in any way which would jeopardize this Plan’s qualification under Section 162(m) of the Code.

(c)    Determinations Final. All determinations and decisions made by the Committee, the Board and any delegate of the Committee appointed in accordance with Section 7(b) shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

8.    AMENDMENTS AND TERMINATION

(a)    Authority to Amend or Terminate. Except as otherwise provided in this Plan, the Board may at any time terminate and, from time to time, may amend or modify this Plan. Any such action of the Board may be taken without the approval of the Company’s shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation.

(b)    Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however that such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been vested, exercised, cashed in or otherwise settled on the later of the effective date or execution date of such amendment or termination; and provided further that, except as otherwise provided in Section 9 of this Plan, the exercise price of any Option under this Plan may not be reduced and the term of any Option under this Plan may not be extended.

(c)    Limitations.    Notwithstanding the foregoing: (i) no amendment may, without the approval of the shareholders of the Company, (A) increase any of the grant limitations under Section 4 of this Plan or (B) extend the term of this Plan; (ii) no amendment, modification or termination shall in any manner adversely affect a Participant’s rights under any Awards theretofore granted to a Participant under this Plan without the consent of such Participant; and (iii) no amendment may change any Performance Goal or increase the compensation payable for the achievement of a Performance Goal, after the Committee has established such Performance Goal with respect to a Performance Award.

9.    CORPORATE RESTRUCTURING

(a)    No Bar to Corporate Restructuring. The existence of this Plan or outstanding Award under this Plan shall not affect in any way the right or power of the Company or its shareholders (i) to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, (ii) to issue bonds, debentures, preferred or preference stocks ahead of or affecting the Common Stock or the rights thereof, to dissolve or liquidate the Company, (iii) to sell or transfer all or part of its assets or business or (iv) to effect any other corporate act or proceeding, whether of a similar character or otherwise.

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(b)    Capital Readjustments/Award Modifications. The Awards under this Plan involving Common Stock will be made in shares of the Common Stock as constituted on the date the Award is granted, but shares of stock actually issued in connection with an Award shall reflect the adjustments (if any) with respect to the Common Stock in connection with such Award contemplated in this Section 9(b). In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, the Plan Administrator shall have the authority to make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum number of shares which may be granted in any calendar year and in the number, kind and exercise price of shares subject to outstanding Awards and/or such other equitable substitution or adjustments as it may determine in its sole discretion to be appropriate to ensure that all Participants are treated equitably as a result of any such event. Any such adjustment may provide for the elimination of fractional shares. Any shares accruing to outstanding Awards as a result of any adjustment under this Section 9(b) will be subject to the same restrictions (and have the same terms and conditions) as the Awards to which they accrue.

10.    NO RIGHT TO EMPLOYMENT

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or a Subsidiary. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

11.    CHANGE OF CONTROL

(a)    Special Rights Upon Change of Control. Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change of Control, as defined below:

(i) Lapse of Restrictions; Acceleration of Exercise and/or Vesting. All restrictions relating to the exercise or vesting of any Award shall automatically lapse and any time periods relating to the exercise or vesting of any Award shall automatically be accelerated so that all such Awards may be immediately exercised and shall be vested in full immediately before the date of such Change of Control; and all Performance Goals applicable to any Award shall be deemed automatically satisfied with respect to the maximum compensation attainable pursuant to all such Awards, so that all of such compensation shall be immediately vested and payable as of the date of such Change of Control;

(ii) Election of Cash or Stock Distribution. The Committee may, in its sole discretion, at any time before or after any Award is made or granted, provide that upon exercise or vesting of an Award during the 60-day period from and after the date of a Change of Control, the Participant may, in lieu of the receipt of Common Stock upon the exercise or vesting of any Award, elect by written notice to the Company to receive an amount in cash equal to the excess, if any, of the aggregate Value (as defined below) of the shares of Common Stock covered by the Award or portion thereof surrendered determined on the date the Award is exercised or vested (as the case may be), over the aggregate exercise price of the Award, if any. As used in this Section 11(a)(ii)

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the term “Value” means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of Section 11(b), the highest price per share of the Common Stock paid in such transaction or series of transactions (which, in the case of paragraph (i), shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition);

(iii) Extended Exercise Period. Following a Change of Control, if a Participant’s employment terminates for any reason other than retirement or death, any Options held by such Participant may be exercised by such Participant until the earlier of ninety (90) days after the termination of employment or the expiration date of such Options, provided, however, that this provision shall not reduce the exercise period otherwise authorized under the applicable Award Agreement; and

(iv) Awards Non-Cancellable. All Awards shall become non-cancellable.

(b)    Definition of “Change of Control”. A “Change of Control” of the Company shall be deemed to have occurred upon the happening of any of the following events:

(i) Acquisition of Stock. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 11(b)(i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by a Person who on the Effective Date is the beneficial owner of 20% or more of the Outstanding Company Voting Securities; (B) any acquisition directly from the Company, including without limitation, a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (A), (B) and (C) of Section 11(c)(iii);

(ii) Change in Board Membership. Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board; or

(iii) Shareholder-Approved Reorganization, Merger or Consolidation. Consummation of a reorganization, merger or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in

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each case unless, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (B) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to paragraph (ii) of this Section 11(b)) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.; or

(iv) Liquidation or Dissolution. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

12.    GOVERNING LAW

To the extent that federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the State of Georgia.

13.    CAPTIONS

Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.

14.    RESERVATION OF SHARES

The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. The final and unappealable inability of the Company to obtain the necessary approvals from any regulatory body having jurisdiction or approval deemed necessary by the Company’s counsel to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares of Common Stock as to which such requisite authority shall not have been obtained.

15.    SAVINGS CLAUSE

This Plan is intended to comply in all aspects with applicable law and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision

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APPENDIX B

shall be deemed null and void; however, to the extent permitted by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

16.    EFFECTIVE DATE AND TERM

The effective date (the “Effective Date”) of this Plan shall be November 4, 1997. If shareholder approval is not obtained on or before November 4, 1998, this Plan shall terminate on such date. No new Awards shall be granted under this Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted; provided, however, that notwithstanding anything in this sentence to the contrary, except as otherwise provided in Section 9 of this Plan, the exercise price of any Award of Options granted under this Plan may not be reduced.

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APPENDIX B

APPENDIX B-2

GEORGIA-PACIFIC CORPORATION

1995 SHAREHOLDER VALUE INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE DECEMBER 16, 1997)

ADOPTED BY THE BOARD OF DIRECTORS: SEPTEMBER 17, 1997

APPROVED BY THE SHAREHOLDERS: DECEMBER 16, 1997

(INCLUSIVE OF AMENDMENTS 1 THROUGH 4)

APPENDIX B

ARTICLE I DEFINITIONS	1
1.1 Board	1
1.2 Cause	1
1.3 Committee	2
1.4 Corporation	2
1.5 Effective Date	2
1.6 Employee	2
1.7 Fair Market Value of the Stock	2
1.8 Grant Date	2
1.9 Group Stock	2
1.10 Letter Stock Proposal	2
1.11 Option Agreement	2
1.12 Option Grant	2
1.13 Option Price	2
1.14 Original Plan	3
1.15 Participant	3
1.16 Peer Group Companies	3
1.17 Plan	3
1.18 Plan Administrator	3
1.19 Stock	3
1.20 Subsidiary	3
1.21 Timber Stock	3
1.22 Term or Term of the Plan	3
1.23 Total Shareholder Return	3
1.24 Vesting Date	4
1.25 Weighted Average Total Shareholder Return	4

ARTICLE II ELIGIBILITY	4
2.1 Participants	4

ARTICLE III INCENTIVE AWARDS	4
3.1 Option Grants	4
3.2 Special Discretionary Option Grants	5
3.3 Normal and Accelerated Vesting of Option Grants	5
3.4 Special Vesting	6
3.5 Restrictions on Option Grants/Forfeitures	8
3.6 No Bar to Corporate Restructuring	8
3.7 Capital Readjustments/Option Grant Modifications	8
3.8 Change of Control	8
3.9 Fractional Shares	10

ARTICLE IV PLAN ADMINISTRATION	10
4.1 Plan Administrator	10
4.2 Delegation	11

ARTICLE V AMENDMENT AND TERMINATION	11
5.1 Amendment and Termination	11

ARTICLE VI MISCELLANEOUS PROVISIONS	11
6.1 Non-Transferability/Designation of Beneficiary	12
6.2 Continued Employment	12
6.3 Plan Unfunded	12
6.4 Taxation	12

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APPENDIX B

6.5 Retirement Plans and Welfare Benefit Plans	12
6.6 Medium of Payment	12
6.7 No Cash Bonuses or Surrender Rights	12
6.8 Option Agreements	12
6.9 Governing Law	12
6.10 Severability	12
6.11 Headings/Gender	12

ARTICLE VII EFFECTIVE DATE/SHAREHOLDER APPROVAL	13
7.1 Effective Date	13
7.2 Shareholder Approval	13

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APPENDIX B

GEORGIA-PACIFIC CORPORATION

1995 SHAREHOLDER VALUE INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE DECEMBER 16, 1997)

By action of its Board of Directors and with the approval of its shareholders, Georgia-Pacific Corporation (the “Corporation”) established the Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan (the “Original Plan”), effective as of April 1, 1995, the purpose of which is to attract and retain qualified and competent Employees, to enhance the growth and profitability of the Corporation and its Subsidiaries and to maximize shareholder value by providing Employees with the incentive of long-term rewards if they continue their employment and attain established performance objectives.

On September 17, 1997, the Board of Directors of the Corporation (the “Board”) adopted, subject to subsequent approval of the Corporation’s shareholders, (i) a letter stock proposal pursuant to which two classes of common stock of the Corporation would be created by redesignating and converting each share of Georgia-Pacific Corporation Common Stock, par value $0.80 per share (“Stock”), into one share of Georgia-Pacific Corporation- Georgia-Pacific Group Common Stock (“Group Stock”), par value $0.80 per share and distributing to Group Stock shareholders one share of Georgia-Pacific Corporation-Timber Group Common Stock (“Timber Stock”), for each share of Group Stock (the “Letter Stock Proposal”); (ii) two new long-term incentive plans (the Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long Term Incentive Plan and the Georgia-Pacific Corporation/Timber Group 1997 Long Term Incentive Plan; collectively the “Replacement Plans”) to replace the Original Plan with respect to future incentive grants; and (iii) contingent upon the approval of the Corporation’s shareholders of the Letter Stock Proposal and both of the Replacement Plans, this amendment and restatement of the Original Plan. The shareholders of the Corporation approved the Letter Stock Proposal, the Replacement Plans and this Plan on December 16, 1997, and consequently, effective as of the Effective Date (as defined below) no further Option Grants may be made under this Plan, and administration of outstanding Option Grants shall be in accordance with this Plan on and after the Effective Date.

ARTICLE I

DEFINITIONS

For purposes of this Plan, the following terms or phrases shall have the indicated meanings:

1.1    Board.    The Board of Directors of the Corporation.

1.2    Cause.    “Cause” shall mean any of the following: (i) the willful failure of a Participant to perform satisfactorily the duties consistent with his title and position reasonably required of him by the Board or supervising management (other than by reason of incapacity due to physical or mental illness); (ii) the commission by a Participant of a felony, or the perpetration by a Participant of a dishonest act or common law fraud against the Corporation or any of its Subsidiaries; or (iii) any other willful act or omission (including without limitation the violation of any corporate policy or regulation) which could reasonably be expected to expose the Corporation to civil liability under the law of the applicable jurisdiction or causes or may reasonably be expected to cause significant injury to the financial condition or business reputation of the Corporation or any of its Subsidiaries.

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APPENDIX B

1.3    Committee.    The Compensation Committee of the Board of Directors of the Corporation, as constituted from time to time, or such subcommittee of that body as the Compensation Committee shall specify to act for the Compensation Committee with respect to this Plan. Each Member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time. The Committee shall be composed of at least two (2) such directors.

1.4    Corporation.    Georgia-Pacific Corporation, a Georgia corporation, its successors and assigns.

1.5    Effective Date.    The Effective Date of this amendment and restatement of the Original Plan which shall be the effective date of the Letter Stock Proposal.

1.6    Employee.    A full-time, salaried employee of the Corporation (including, without limitation, any officer of the Corporation).

1.7    Fair Market Value.    On any date, the mean between the high and low sales prices of a share of Stock, Group Stock or Timber Stock on that date (or, if that date is not a trading day, the next preceding trading day) as reported in The Wall Street Journal “New York Stock Exchange—Composite Transactions”, or as reported in any successor quotation system adopted prospectively for this purpose by the Committee, in its discretion. The Fair Market Value shall be rounded to the nearest whole cent (with 0.5 cent being rounded to the next higher whole cent).

1.8    Grant Date.    The date as of which an Option Grant is deemed to have been made, which shall be the effective date of the Option Grant as specified in the applicable Option Agreement.

1.9    Group Stock.    The class of the Corporation’s Common Stock which is intended to reflect the business and operations of the manufacturing segment of the Corporation’s business, par value of $0.80 per share, and which is designated “Georgia-Pacific Corporation—Georgia-Pacific Group Common Stock”.

1.10    Letter Stock Proposal.    The proposal, recommended by the Board on September 17, 1997, and approved by the shareholders on December 16, 1997, converting each share of Stock into one share of Group Stock, and providing for a distribution of one share of Timber Stock for each outstanding share of Group Stocks as further described in the introduction to this Plan and in the Corporation’s Form S-4 filed with the Securities and Exchange Commission on September 17, 1997.

1.11    Option Agreement.    A written agreement specifying the terms and conditions of each Option Grant under this Plan, as described in Section 6.8.

1.12    Option Grant.    A non-qualified stock option to purchase a specified number of shares of Stock, Group Stock or Timber Stock at the Option Price, subject to the terms and conditions of this Plan and the governing Option Agreement.

1.13    Option Price.    The option price stated in the applicable Option Agreement.

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APPENDIX B

1.14    Original Plan.    The Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan as originally effective April 1, 1995, as amended from time to time prior to the Effective Date.

1.15    Participant.    An Employee or former Employee who holds outstanding Option Grants.

1.16    Peer Group Companies.    The companies included in the Standard & Poors Paper and Forest Products Industry Index from time to time (but excluding the Corporation).

1.17    Plan.    The Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan as effective on and after the Effective Date and as described in this plan document.

1.18    Plan Administrator.    The person or entity having administrative authority under this Plan, as specified in Article IV.

1.19    Stock.    Georgia-Pacific Corporation Common Stock, par value ($0.80) per share, as constituted prior to the effective date of the Letter Stock Proposal.

1.20    Subsidiary.    “Subsidiary” shall mean any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than 20% by reason of stock ownership or otherwise.

1.21    Timber Stock.    The class of the Corporation’s Common Stock which is intended to reflect the business and operations of the timber segment of the Corporation’s business, par value of $0.80 per share, and which is designated “Georgia-Pacific Corporation—Timber Group Common Stock”.

1.22    Term or Term of the Plan.    The period commencing on the effective date of the Original Plan and ending on the last date on which any Option Grant remains outstanding.

1.23    Total Shareholder Return.    For a given period and a given common stock, the number determined by the formula [(SB+SD)PE-100] /100, where (i) “SB” is the number of shares of the common stock (including fractional shares) that could be bought with an initial $100 investment at PB, or $100/PB; (ii) “SD” is the total number of shares of the common stock (including fractional shares) which could be purchased with the dividends (or allocated portion of a per share dividend) paid on SB shares of the common stock during the measurement period (and any additional shares or fractional shares allocated in accordance with this subsection (ii) with respect to dividends paid during the measurement period but prior to the dividend in question), determined in the case of each such dividend paid using the closing price of the common stock on the trading date coincident with or next preceding the date of payment of the dividend; (iii) “PB” is the closing price of the common stock on the last trading day before the first day of the measurement period; and (iv) “PE” is the closing price of the common stock on the last trading day of the measurement period; provided, however, that in determining Total Shareholder Return of the Stock for any period ending after the Effective Date, the following adjustments shall be made: (i) the sum of SB and SD shall be calculated through the day preceding the Effective Date using Stock; (ii) effective on the Effective Date, each share of Stock determined in (i) above shall automatically be converted to one share of Group Stock and one share of Timber Stock; (iii) from and after the Effective Date, the sum of SB and SD will be calculated separately with respect to each such class of the

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APPENDIX B

Corporation’s common stock, and additions to SD for each such class of common stock will be based on the dividends declared on that class of common stock and the stock price for that class of common stock on the appropriate date; (iv) at the end of a measurement period, the Total Shareholder Return for the Corporation’s Stock used for purposes of comparison with Total Shareholder Return of the common stock of Peer Group Companies will be based on the sum of (A) the product of the number of shares of Group Stock (SB + SD) accrued through the close of the measurement period in accordance with (ii) and (iii) above and PE determined for this class of common stock and (B) a corresponding product with respect to the number of shares of Timber Stock. In calculating the Total Shareholder Return for a given common stock, the Plan Administrator will apply the principles of Section 3.7 (except for the provision in the last sentence of that section) as if that section applied to the common stock.

1.24    Vesting Date.    The date upon which an Option Grant under this Plan first becomes exercisable in accordance with the provisions of Sections 3.3 or 3.4.

1.25    Weighted Average Total Shareholder Return.    For any given measurement period, the average of the Total Shareholder Returns for a named group of corporations with the return of each such corporation weighted on the basis of its market capitalization at the beginning of the measurement period.

ARTICLE II

ELIGIBILITY

2.1    Participants.    The only participants in this Plan are those Employees or former Employees who had received Option Grants of Stock under the Original Plan which were outstanding on the Effective Date and which will continue to be administered under the terms of this Plan on and after the Effective Date.

ARTICLE III

INCENTIVE AWARDS

3.1    Option Grants.    Outstanding Option Grants of Stock held by Participants on the Effective Date shall be converted into two separate Option Grants (each independently exercisable), one to purchase shares of Group Stock (“Group Stock Option”) and the other to purchase shares of Timber Stock (“Timber Stock Option”), in each case for a number of shares equal to the number of shares of Stock specified in such original Option Grant. The Grant Date for each such Group Stock Option and Timber Stock Option will be the original Grant Date for the Option Grant from which it was converted. The Option Price for each Group Stock Option and each Timber Stock Option shall be determined by using the average of the high and low price for Timber Stock (the “Timber Stock Price”) and Group Stock (the “Group Stock Price”) on the first date such stocks are traded, regular way, on the New York Stock Exchange. The Option Price of each Group Stock Option will be calculated by multiplying the Option Price under the original Option Grant from which it was derived by a fraction, the numerator of which is the Group Stock Price and the denominator of which is the sum of the Group Stock Price and the Timber Stock Price. The Option Price of each Timber Stock Option will be calculated by multiplying the Option

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APPENDIX B

Price under the original Option Grant from which it was derived by a fraction, the numerator of which is the Timber Stock Price and the denominator of which is the sum of the Group Stock Price and the Timber Stock Price. Except as provided in Section 3.7 and in this Section 3.1, the Option Price for an Option Grant may not be modified after the Grant Date. Each such Option Grant shall be subject to the provisions of this Plan and the Option Agreement approved by the Committee pursuant to Section 6.8 governing that Option Grant. New Option Agreements for each Group Stock Option and Timber Stock Option (containing the same provisions as the Option Agreements with respect to the corresponding original Option Grant, modified to the extent necessary to reflect the provisions of this Plan) will be issued to each Participant as of the Effective Date, and the original Option Grants of Stock will be cancelled as of that date. At no time during the Term of the Plan may the aggregate of Option Grants outstanding and the number of shares of Stock issued upon exercise of Option Grants under this Plan exceed 4,600,000 shares of Group Stock and 4,600,000 shares of Timber Stock (subject to adjustment in accordance with Section 3.7). Option Grants remain “outstanding” for purposes of this Section 3.1 until forfeited under Section 3.5 or, to the extent not exercised, for a period of 10 years from the Grant Date. Shares issued pursuant to the exercise of a vested Option Grant under this Plan may be authorized but unissued shares of Group Stock or Timber Stock, as the case may be, or treasury Group Stock or Timber Stock.

3.2    Special Discretionary Option Grants.    Option Grants of Stock made under Section 3.2A of the Original Plan (“Discretionary Grants”) will be treated in all respects like other Option Grants, except as otherwise explicitly provided in this Plan and in the applicable Option Agreements. Timber Stock Options and Group Stock Options derived from a Discretionary Grant under the Original Plan will also be considered Discretionary Grants for purposes of this Plan.

3.3    Normal and Accelerated Vesting of Option Grants.    No Option Grant may be exercised prior to its Vesting Date, but on and after its Vesting Date, an Option Grant may be exercised in accordance with (and to the extent permitted under) the terms of this Plan and the applicable Option Agreement. Option Grants (other than Discretionary Grants) will vest without regard to performance standards stated in this Section 3.3 on the 183rd day following the 9th anniversary of the Grant Date. Discretionary Grants will vest only in accordance with the accelerated performance-based vesting provisions of this Section 3.3. Option Grants are subject to accelerated performance-based vesting in accordance with any of the following rules:

(a) An Option Grant will vest on the 3rd anniversary of the Grant Date if the Corporation’s Total Shareholder Return for the immediately preceding 3 full fiscal years exceeds the Weighted Average Total Shareholder Return of all Peer Group Companies for the same period.

(b) An Option Grant will vest on the 4th anniversary of the Grant Date if the Corporation’s Total Shareholder Return for the immediately preceding 4 full fiscal years exceeds the Weighted Average Total Shareholder Return of all Peer Group Companies for the same period.

(c) An Option Grant will vest on the 5th anniversary of the Grant Date if the Corporation’s Total Shareholder Return for the immediately preceding 5 full fiscal years exceeds the Weighted Average Total Shareholder Return of all Peer Group Companies for the same period.

Vesting under subsections (a), (b) and (c) shall be conditioned upon the Committee’s written certification that the performance vesting standards of this Section 3.3 have been met. Vesting of Option Grants under this Section 3.3 is subject in all cases to the restrictions/forfeiture rules in Section 3.5. Option Grants

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APPENDIX B

vesting pursuant to this Section 3.3 may be exercised at any time on or after the Vesting Date and prior to (in the case of Option Grants under Sections 3.1 and 3.2) the 10th anniversary of the Grant Date (not inclusive) or (in the case of Discretionary Grants) the date which is 183 days following the fifth anniversary of the Option Grant (not inclusive), provided that if a Participant’s employment with the Corporation and its Subsidiaries terminates for any reason other than retirement (as defined in Section 3.4(b)(i), death or disability (as defined in Section 3.4(b)(iii), or in accordance with the special rule set forth in Section 3.4(b)(iv) after the Vesting Date of an Option Grant and before that Option Grant has expired, the vested Option Grant may be exercised only during the 90-day period following the Participant’s date of termination or, if shorter, during the remaining period before the Option Grant expires. If a Participant’s employment with the Corporation and its Subsidiaries terminates for any reason other than retirement (as defined in Section 3.4(b)(i)), death or disability (as defined in Section 3.4(b)(iii), or in accordance with the special rule set forth in Section 3.4(b)(iv) prior to the Vesting Date of an Option Grant, the Option Grant will terminate as of the Participant’s termination date, and the Participant will have no further rights under that Option Grant. Notwithstanding the foregoing provisions or the terms of any Option Agreement, on and after the Effective Time as defined under the Agreement and Plan of Merger by and among Plum Creek Timber Company, Inc., Georgia-Pacific Corporation and the Spincos (as defined therein) dated July 18, 2000, a Participant’s Option exercise period shall include any period of employment with Plum Creek Timber Company, Inc., provided that in no event shall such period extend beyond the 10th anniversary of the Grant Date.

3.4    Special Vesting.

(a)    Notwithstanding anything in Sections 3.3 or 3.5 to the contrary, the performance-based vesting provisions of subsections (a), (b) and (c) of Section 3.3 shall operate to vest any then-outstanding Option Grants (other than Discretionary Grants) held by Participants who retire (as defined in Section 3.4(b)(i)), die or become disabled (as defined in Section 3.4(b)(iii)) prior to the Vesting Dates of such Option Grants even if such vesting occurs after the termination of their employment with the Corporation and its Subsidiaries.

(b)    Notwithstanding anything in Sections 3.3 or 3.5 to the contrary, if an Option Grant (other than a Discretionary Grant) is not vested pursuant to the performance-based vesting standards of subsections (a), (b) and (c) of Section 3.3 or another provision of this Plan, it will vest in the circumstances and on the date specified in paragraphs (i) through (iv) below to the extent permitted by the schedule set forth in Section 3.4(c):

(i) If a Participant terminates employment with the Corporation and its Subsidiaries (other than a termination for Cause) after attaining age 65, or after attaining age 55 and being recognized as having at least 10 years of service either (A) for vesting purposes under the Georgia-Pacific Corporation Savings and Capital Growth Plan or (B) for purposes of determining “continuous service” under the Participant’s Executive Retirement Agreement with the Corporation, on the later of his retirement date or the fifth anniversary of the Grant Date.

(ii) If the Participant dies, on the later of his/her date of death or the 5th anniversary of the Grant Date; or

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APPENDIX B

(iii) If the Participant becomes totally disabled as defined under the Georgia-Pacific Corporation Salaried Long-Term Disability Plan (whether or not the Participant actually participates in that plan), as determined by the Plan Administrator in its sole discretion, on the later of his/her date of termination of employment with the Corporation and its Subsidiaries because of such disability or the 5th anniversary of the Grant Date.

(iv) If the Participant terminates employment with the Corporation under such circumstances as may be specifically approved by resolution of the Committee, on the date of such termination of employment.

(c)    A Participant who is entitled to special vesting in accordance with Section 3.4(b) above will vest in his/her outstanding Option Grants as of the applicable date specified in Section 3.4(b) to the extent indicated in paragraphs (i) through (vii) below:

(i) If special vesting described in Section 3.4(b)(i) through (iii) occurs prior to the 5th anniversary of the Grant Date of an outstanding Option Grant that has not otherwise vested, 50% of that Option Grant will vest and 50% will be forfeited.

(ii) If special vesting described in Section 3.4(b)(i) through (iii) occurs on or after the 5th anniversary, but prior to the 6th anniversary, of the Grant Date of an outstanding Option Grant that has not otherwise vested, 60% of that Option Grant will vest and 40% will be forfeited.

(iii) If special vesting described in Section 3.4(b)(i) through (iii) occurs on or after the 6th anniversary, but prior to the 7th anniversary, of the Grant Date of an outstanding Option Grant that has not otherwise vested, 70% of that Option Grant will vest and 30% will be forfeited.

(iv) If special vesting described in Section 3.4(b)(i) through (iii) occurs on or after the 7th anniversary, but prior to the 8th anniversary, of the Grant Date of an outstanding Option Grant that has not otherwise vested, 80% of that Option Grant will vest and 20% will be forfeited.

(v) If special vesting described in Section 3.4(b)(i) through (iii) occurs on or after the 8th anniversary, but prior to the 9th anniversary, of the Grant Date of an outstanding Option Grant that has not otherwise vested, 90% of that Option Grant will vest and 10% will be forfeited.

(vi) If special vesting described in Section 3.4(b)(i) through (iii) occurs on or after the 9th anniversary of the Grant Date of an outstanding Option Grant that has not otherwise vested, 100% of that Option Grant will vest.

(vii) If special vesting as described in Section 3.4(b)(iv) occurs and the Participant has an Option Grant that has not otherwise vested, 100% of that Option Grant will vest.

(c)    The special vesting dates specified in this Section 3.4 shall be considered Vesting Dates for purposes of this Plan.

(d)    Option Grants vesting pursuant to Section 3.4(a) or 3.4(b)(iv) may be exercised at any time on or after the Vesting Date and prior to the 10th anniversary of the applicable Grant Date (not inclusive). Option Grants vesting pursuant to Section 3.4(b)(i) through (iii) may be exercised at any time on or after the Vesting Date and prior to the 183rd day following the Vesting Date (not inclusive) or, if earlier, prior to the 10th anniversary of the applicable Grant date (not inclusive).

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APPENDIX B

3.5    Restrictions on Option Grants /Forfeitures.    Option Grants under this Plan will be subject to the following restrictions and forfeiture rules:

(a)    Subject to Section 3.4, if a Participant’s employment with the Corporation is terminated for any reason prior to the Vesting Date for an Option Grant, the Participant shall forfeit all rights with respect to that Option Grant, and the Option Agreement governing that Option Grant shall be null, void and of no effect as of the date of his/her employment terminates.

(b)    An Option Grant shall be nontransferable and may not be sold, hypothecated or otherwise assigned or conveyed by a Participant to any party; provided that in the event of the incapacity (as determined by the Plan Administrator) or death of the Participant (but subject to Section 6.1), his/her attorney-in-fact pursuant to a valid power of attorney giving general or specific authority to make elections with respect to outstanding Option Grants, his/her court-appointed guardian or the custodian of his/her affairs or the executor or administrator of his/her estate (as the case may be) may exercise any rights with respect to any vested Option Grant that the Participant could have exercised if he/she were still alive or not incapacitated. No assignment or transfer of any Option Grant or the rights represented thereby, whether voluntary, involuntary, or by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, and immediately upon any attempt to assign or transfer this Option Grant, this Option Grant shall terminate and be of no force or effect.

(c)    A Participant shall have no rights as a stockholder with respect to outstanding Option Grants until the date of the issuance or transfer of the shares to him and only after such shares are fully paid. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance or transfer.

(d)    To the extent that a vested Option Grant is not exercised during the period provided for its exercise under this Plan and the related Option Agreement, the Participant shall forfeit all rights with respect to that Option Grant and the Option Agreement shall expire as of the close of the last day of the prescribed exercise period.

(e)    Notwithstanding anything in this Plan to the contrary, if a Participant is terminated for Cause, all of such Participant’s outstanding Option Grants under this Plan for which the Vesting Date has occurred on or prior to his/her date of termination shall terminate as of such date of termination unless and to the extent that the Committee determines (after taking into account the provisions of Section 6.9) that such forfeiture in a given case would violate applicable law.

3.6    No Bar to Corporate Restructuring.    The existence of this Plan or outstanding Option Grants under this Plan shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Any shares of stock accruing to outstanding Option Grants as a result of any adjustment under Section 3.7 will be subject to the same restrictions (and have the same Vesting Date) as the shares to which they accrue.

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APPENDIX B

3.7    Capital Readjustments/Option Grant Modifications.    On and after the Effective Date, Option Grants outstanding under this Plan will be in respect of shares of Group Stock or Timber Stock as constituted on the Effective Date. Each such Option Grant will be derived from an Option Grant for Stock as constituted on the applicable Grant Date under the Original Plan in accordance with Section 3.1. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or extraordinary distribution with respect to the Group Stock or Timber Stock or other change in corporate structure affecting the Group Stock or the Timber Stock, the Plan Administrator shall have the authority to make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum number of shares which may be granted in any calendar year and in the number, kind and Option Price of shares subject to outstanding Option Grants and/or such other equitable substitution or adjustments as it may determine in its sole discretion to be appropriate to ensure that all Participants are treated equitably as a result of any such event; provided, however, that the number of shares subject to any Option Grant shall always be a whole number.

3.8    Change of Control.    Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control of the Corporation (as defined in this Section 3.8), all outstanding Option Grants which are not yet vested shall vest as of the effective date of such Change of Control if the Total Shareholder Return of the Corporation for at least one of the 3-year, 4-year or 5-year periods ending on the effective date of the Change of Control exceeds the Weighted Average Total Shareholder Return of all Peer Group Companies for the same period. Option Grants vested pursuant to this Section 3.8 may be exercised at any time from and after the effective date of the Change of Control (which shall be considered the applicable Vesting Date) and prior to the 10th anniversary of the Grant Date. For the purposes of this Plan, a “Change of Control” shall mean:

(a)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who on the effective date of the Original Plan was the beneficial owner of 20% or more of the Outstanding Voting Securities, (ii) any acquisition directly from the Corporation, including without limitation a public offering of securities, (iii) any acquisition by the Corporation, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its Subsidiaries or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 3.8; or

(b)    Individuals who, as of the effective date of the Original Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Original Plan whose election, or nomination for election, by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or

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APPENDIX B

consents by or on behalf of a Person other than the Board or actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)    Consummation of a reorganization, merger or consolidation to which the Corporation is a party or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Outstanding Voting Securities and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Corporation or such Successor Entity) beneficially owns, directly or indirectly, 20% or more of, respectively, the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to subsection (c) of this Section 3.8) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)    Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

3.9    Fractional Shares.    Notwithstanding anything in this Plan to the contrary, Option Grants shall always be in whole numbers of shares. In the event any adjustment to an Option Grant pursuant to this Plan would otherwise result in the creation of a fractional share interest, the affected Option Grant shall be rounded to the nearest whole share (with 0.5 share rounded to the next higher whole number).

ARTICLE IV

PLAN ADMINISTRATION

4.1    Plan Administrator.    The Plan will be administered by the Committee. Decisions and determinations by the Committee shall be final and binding upon all parties, including the Corporation, shareholders, Participants and other employees. The Committee shall have the authority to administer the Plan, make all determinations with respect to the construction and application of the Plan and the Board resolutions establishing the Plan, adopt and revise rules and regulations relating to the Plan and make any other determinations which it believes necessary or advisable for the administration of the Plan. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to the member’s own willful misconduct or lack of good faith. Where specified in this Plan, Plan Administrator actions will be subject to approval of the shareholders of the Corporation.

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APPENDIX B

4.2    Delegation.    The Committee is expressly authorized to appoint one or more individuals, who need not be members of the Committee, or entities to administer the Plan and to make all determinations with respect to the construction and application of the Plan, and otherwise exercise all powers vested in the Committee under the Plan. Such agents shall serve at the pleasure of the Committee. The decisions of any such agents taken within the scope of his/her authority will have the same effect as decisions by the Committee. Notwithstanding anything in this Section 4.2 to the contrary, the Committee may not delegate its authority to adjust Option Grants under this Plan.

ARTICLE V

AMENDMENT AND TERMINATION

5.1    Amendment and Termination.    The Board expressly reserves the right to amend or terminate the Plan at any time, provided, however, that no amendment or termination may modify the terms and conditions of any Option Grant made to a Participant prior to the adoption of any such amendment or termination or of the related Option Agreement (except as may be required by law or permitted under Section 3.7) without the written approval of the affected Participant(s). Notwithstanding the foregoing, no amendment may, without the approval of the Shareholders of the Corporation:

(a)    Increase the maximum number of shares of Stock, Group Stock or Timber Stock authorized for aggregate outstanding and individual Option Grants under Section 3.1 (increases pursuant to Section 3.7 will not be considered amendments for purposes of this Section);

(b)    Extend the Term of this Plan;

(c)    Amend the provisions of this Section 5.1; or

(d)    Modify or permit modification of the Option Price for any outstanding Option Grant made pursuant to this Plan (Modifications of the Option Price pursuant to Section 3.7 will not be considered amendments for purposes of this Section).

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.1    Non-Transferability/Designation of Beneficiary.

(a)    Except as provided in subparagraph (b), a Participant may not either voluntarily or involuntarily assign, anticipate, alienate, commute, pledge or encumber any Option Grant which he/she may hold under the Plan, nor may the same be subject to attachment or garnishment by any creditor of a Participant.

(b)    Notwithstanding anything in subsection (a) to the contrary, a Participant may designate a person or persons to receive, in the event of his death, any rights to which he would be entitled under the Plan. Such a designation shall be made in writing, and filed with the Corporation. A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Corporation. If a Participant fails to designate a beneficiary, then Section 3.5(b) will apply.

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APPENDIX B

6.2    Continued Employment. Neither participation in this Plan nor any Option Agreement shall constitute an agreement (1) of the Participant to remain in the employ of and to render his/her services to the Corporation or a Subsidiary or (2) of the Corporation or a Subsidiary to continue to employ such Participant, and the Corporation may terminate a Participant at any time with or without cause.

6.3    Plan Unfunded. The compensation provided pursuant to this Plan (if any) shall be provided solely from the general assets of the Corporation. No trust or other funding device providing for the identification or segregation of assets to fund this Plan has been established, nor is it the Corporation’s intention to do so. Each Participant shall be a general and unsecured creditor of the Corporation with respect to any interest he/she may have under this Plan.

6.4    Taxation. This Plan may give rise to compensation subject to federal and state tax withholding (including, without limitation, FICA withholding) in the calendar year in which vested Option Grants are exercised, and such withholding taxes shall be the responsibility of the Participant exercising the options.

6.5    Retirement Plans and Welfare Benefit Plans. Except as otherwise specified in this Plan and the plan in question, the value of compensation under this Plan will not be included as “compensation” for purposes of the Corporation’s retirement plans (both qualified and non- qualified) or welfare benefit plans.

6.6    Medium of Payment. The Committee, in its discretion, may specify in the Option Agreements that the Option Price shall be payable upon the exercise of the Option Grant either (i) in United States dollars in cash or by certified check, bank draft or postal or express money order payable to the order of the Corporation, or (ii) in shares of Group Stock and/or Timber Stock Stock having at the time the Option Grant is exercised a Fair Market Value equal to the purchase price of the shares acquired pursuant to the exercise of the Option Grant, or (iii) a combination thereof.

6.7    No Cash Bonuses or Surrender Rights. No cash bonuses may be granted with respect to an Option Grant under this Plan, and no Option Grant or Option Agreement may provide that in lieu of the exercise of the Option Grant, or any portion thereof, the Participant may surrender his/her Option Grant, or any portion thereof, to the Corporation.

6.8    Option Agreements. Option Grants made pursuant to the Plan shall be evidenced by Option Agreements in such form as the Committee shall, from time to time, approve, provided that such agreements shall comply with, reflect and be subject to the terms of this Plan.

6.9    Governing Law. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Georgia and, where applicable, federal law.

6.10    Severability. If any provision of this Plan should be held illegal or invalid for any reason, such determination shall not affect the provisions of this Plan, but instead the Plan shall be construed as if such provisions had never been included herein.

6.11     Headings/Gender. Headings contained in this Plan are for convenience only and shall in no event be construed as part of this Plan. Any reference to the masculine, feminine or neuter gender shall be a reference to other genders as appropriate.

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APPENDIX B

ARTICLE VII

EFFECTIVE DATE/SHAREHOLDER APPROVAL

7.1    Effective Date. This Plan shall become effective on the Effective Date as defined in Section 1.5.

7.2    Shareholder Approval. This Plan is subject to the approval of the Corporation’s shareholders on or prior to September 17, 1998, and has in fact been approved by affirmative votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote at a meeting duly held in accordance with the applicable corporate law of the State of Georgia and the By-Laws of the Corporation on December 16, 1997.

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APPENDIX B

APPENDIX B-3

1996 STOCK INCENTIVE PLAN

FORT JAMES CORPORATION

1997 AMENDMENT AND RESTATEMENT

APPENDIX B

1.	PURPOSE	1
2.	DEFINITIONS	1
	(a) Act	1
	(b) Applicable Withholding Taxes	1
	(c) Award	1
	(d) Beneficiary	1
	(e) Board	1
	(f) Change of Control	1
	(g) Code	2
	(h) Committee	2
	(i) Company	2
	(j) Company Stock	2
	(k) Corporate Change	2
	(l) Date of Grant	2
	(m) Disability	2
	(n) Fair Market Value	2
	(o) Foreign Affiliate	2
	(p) Incentive Stock	2
	(q) Incentive Stock Option	2
	(r) Insider	2
	(s) Nonstatutory Stock Option	2
	(t) Option	3
	(u) Parent	3
	(v) Participant	3
	(w) Replacement Feature	3
	(x) Replacement Option	3
	(y) Restricted Stock	3
	(z) Rule 16b-3	3
	(aa) Subsidiary	3
	(bb) 10% Shareholder	3
3.	GENERAL	3
4.	STOCK	3
5.	ELIGIBILITY	3
6.	STOCK OPTIONS	4
7.	RESTRICTED STOCK AWARDS	5
8.	INCENTIVE STOCK AWARDS	6
9.	METHOD OF EXERCISE OF OPTIONS	6
10.	DEFERRAL OF PAYMENT	7
11.	APPLICABLE WITHHOLDING TAXES	7
12.	NONTRANSFERABILITY OF AWARDS	7
13.	EFFECTIVE DATE OF THE PLAN	8
14.	TERMINATION, MODIFICATION, CHANGE	8
15.	CHANGE IN CAPITAL STRUCTURE	8
16.	ADMINISTRATION OF THE PLAN	9
17.	ISSUANCE OF COMPANY STOCK	10
18.	RIGHTS UNDER THE PLAN	10
19.	BENEFICIARY	11
20.	NOTICE	11
21.	INTERPRETATION	11
22.	PERFORMANCE GRANTS	11

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APPENDIX B

FORT JAMES CORPORATION (the “Company”) hereby adopts this 1997 Amendment and Restatement of the Fort James Corporation 1996 Stock Incentive Plan, effective as of August 12, 1997.

1.    PURPOSE.

The purpose of the 1997 Amendment and Restatement of the Fort James Corporation 1996 Stock Incentive Plan (the “Plan”) is to further the long term stability and financial success of the Company by attracting and retaining key management employees and employees of the Company and its Subsidiaries and Foreign Affiliates who can contribute to the financial success of those corporations through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees upon whose judgment, interest and efforts the Company and its Subsidiaries and Foreign Affiliates is and will be largely dependent for the successful conduct of their business. It is also believed that awards granted to such employees under this Plan will also further the identification of those employees’ interests with those of the Company’s shareholders.

The restated Plan has been adopted by the Board of Directors. The restated Plan reflects the provisions of the Plan as originally approved by the Company’s shareholders, and as subsequently amended with the approval of the Company’s shareholders, including the change in the Company’s name. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3 (“Rule 16b-3”).

2.    DEFINITIONS.

As used in the Plan, the following terms have the meanings indicated:

(a)    “ACT” means the Securities Exchange Act of 1934, as amended.

(b)    “APPLICABLE WITHHOLDING TAXES” means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock or Incentive Stock.

(c)    “AWARD” means the award of an Option, Restricted Stock, Incentive Stock or a Performance Grant under the Plan.

(d)    “BENEFICIARY” means the person or persons entitled to receive a benefit pursuant to an Award upon the death of a Participant determined under Section 19.

(e)    “BOARD” means the Board of Directors of the Company.

(f)    “CHANGE OF CONTROL” means:

(i)    The acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 20% or more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated person” means any person other than (x) the Company and its Subsidiaries, (y) an employee benefit plan or trust of the Company or its Subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition, unless the acquisition results in a Change of Control pursuant to subsection (ii) below. For purposes of this subsection, a “person” means an individual, entity or group, as that term is used for purposes of the Act.

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APPENDIX B

(ii) Any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

(g)    “CODE” means the Internal Revenue Code of 1986, as amended.

(h)    “COMMITTEE” means the committee appointed to administer the Plan as provided in Section 16.

(i)    “COMPANY” means Fort James Corporation.

(j)    “COMPANY STOCK” means common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 15), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(k)    “CORPORATE CHANGE” means a consolidation, merger, dissolution or liquidation of the Company, a Subsidiary or Foreign Affiliate, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company, a Subsidiary or Foreign Affiliate; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(l)    “DATE OF GRANT” means the date as of which an Award is made by the Committee.

(m) “DISABILITY” or “DISABLED” means, as to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(n)    “FAIR MARKET VALUE” means (i) if the Company Stock is traded on an exchange, the mean of the highest and lowest registered sales prices of the Company Stock on the exchange on which the Company Stock generally has the greatest trading volume, or (ii) if the Company Stock is traded in the over-the-counter market, the mean between the closing bid and asked prices as reported by NASDAQ. Fair Market Value shall be determined as of the applicable date specified in the Plan or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock is traded.

(o)    “FOREIGN AFFILIATE” means an entity that is not organized under the laws of the United States, or any state thereof or any political subdivision of any state, and in which the Company has, directly or indirectly, a substantial interest.

(p)    “INCENTIVE STOCK” means Company Stock awarded when performance goals are achieved pursuant to an incentive plan established by the Committee as provided in Section 8.

(q)    “INCENTIVE STOCK OPTION” means an Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code section 422.

(r)    “INSIDER” means a person subject to Section 16(b) of the Act.

(s)    “NONSTATUTORY STOCK OPTION” means an Option that does not meet the requirements of Code section 422, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

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APPENDIX B

(t)    “OPTION” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(u)    “PARENT” means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

(v)    “PARTICIPANT” means any employee who receives an Award under the Plan.

(w)    “REPLACEMENT FEATURE” means a feature of an Option, as described in the Participant’s stock option agreement, that provides for the automatic grant of a Replacement Option in accordance with the provisions of Section 9(b).

(x)    “REPLACEMENT OPTION” means an Option granted to a Participant equal to the number of shares of already owned Company Stock that are delivered by the Participant to exercise an Option, as described in Section 9(b).

(y)    “RESTRICTED STOCK” means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 7.

(z)    “RULE 16B-3” means Rule 16b-3 of the Act. A reference in the Plan to Rule l6b-3 shall include a reference to any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(aa)  “SUBSIDIARY” means an entity of which the Company owns 50% or more of the total combined voting power of all classes of stock.

(bb)  “10% SHAREHOLDER” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

3.    GENERAL.

The following types of Awards may be granted under the Plan: Options, Restricted Stock, Incentive Stock and Performance Grants. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4.    STOCK.

Subject to Section 15 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 13,146,774 shares of Company Stock, which shall be authorized, but unissued, shares. The 13,146,774 shares reserved for issuance under the Plan include 1,146,774 shares available for the grant of options under the Company’s 1987 Stock Option Plan (the “1987 Plan”) that will not be granted and 1,000,000 shares reserved for issuance under the Company’s Deferred Stock Plan which will not be awarded. The 13,146,774 shares reserved also includes 2,000,000 shares allocable to Options that are expected to expire or otherwise terminate unexercised under the 1987 Plan and awards under the Deferred Stock Plan that are expected to be forfeited. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and -shares that are forfeited pursuant to restrictions on Restricted Stock or Incentive Stock awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall, if permissible under Rule 16b-3, include the number of shares surrendered by a Participant or retained by the Company in payment of Applicable Withholding Taxes.

5.    ELIGIBILITY.

(a)    Any employee of the Company or a Subsidiary or Foreign Affiliate who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of

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APPENDIX B

the Company shall be eligible to receive Awards under the Plan. Directors of the Company who are employees and are not members of the Committee are eligible to participate in the Plan. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible employees to receive Awards and to determine for each employee the terms, conditions and nature of the Award and the number of shares to be allocated to each employee as part of the Award. The Committee is expressly authorized to make an Award to a Participant conditioned upon the surrender for cancellation of an existing Award.

(b)    The grant of an Award shall not obligate the Company or any Subsidiary or Foreign Affiliate to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

(c)    When granting Awards to employees of a Foreign Affiliate, the Committee shall have complete discretion and authority to grant such Awards in compliance with all present and future laws of the country or countries that may apply to the grant of the Award or the issuance of Company Stock pursuant to the Award. Such authorization shall extend to and includes establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulation requirements imposed by the foreign country or countries of the Foreign Affiliate or in which Participants employed by the Foreign Affiliate reside.

6.    STOCK OPTIONS.

(a)    Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible employee stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

(b)    The Committee shall establish the exercise price of Options. The exercise price of a Nonstatutory Stock Option shall be not less than the Fair Market Value of the shares of Company Stock covered by the Option on the Date of Grant. The exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c)    An employee may not receive awards of Options under the Plan with respect to more than 300,000 shares of Company Stock during any calendar year.

(d)    Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

(e)    The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder may not have a term in excess of five years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment.

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APPENDIX B

(f)    An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted after 1986 under the Plan and all other plans of the Company and any parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(g)    If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

(h)    The Committee may, in its discretion, grant Options containing a Replacement Feature as described in Section 9(b) and may amend previously granted Nonstatutory Stock Options to provide such a Replacement Feature.

7.    RESTRICTED STOCK AWARDS.

(a)    Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Award agreement between the Company and the Participant. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

(b)    The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s achievement of established performance objectives. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below. The terms and conditions on Restricted Stock may include the achievement of one or more Performance Goals as defined in Section 22. Any award of Restricted Stock that is subject to a Performance Goal shall be governed by the provisions of Section 22 to the extent that the award is intended to comply with the requirements of Code section 162(m).

(c) The Committee may provide in a Restricted Stock Award, or subsequently, that the restrictions will lapse if a Change of Control or Corporate Change occurs. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or may remove restrictions on Restricted Stock as it deems appropriate. The Committee’s discretion shall be limited as provided in Section 22 to the extent that the award is intended to comply with the requirements of Code section 162(m).

(d)    A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Award agreement and in the Plan. In other respects, the Participant shall have all the rights of a

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APPENDIX B

shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award agreement. If stock dividends are declared on Restricted Stock, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Restricted Stock.

(e)    The number of shares of shares of Restricted Stock subject to outstanding awards at any time may not exceed 3,944,403 less the number of shares of Restricted Stock with respect to which restrictions have previously lapsed (other than through forfeiture).

8.    INCENTIVE STOCK AWARDS.

(a)    Incentive Stock may be issued pursuant to the Plan in connection with incentive programs established from time to time by the Committee. The Committee shall establish such performance criteria as it deems appropriate as a prerequisite for the issuance of Incentive Stock. A Participant who is eligible to receive Incentive Stock will have no rights as a shareholder before receipt of the Incentive Stock certificates. Incentive Stock may be issued without cash consideration. A Participant’s interest in an incentive program or the contingent right to receive Incentive Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(b)    The Committee may provide in the incentive program. Or subsequently, that Incentive Stock will be issued if a Change of Control or Corporate Change occurs, even though the performance goals set by the Committee have not been met.

9.    METHOD OF EXERCISE OF OPTIONS.

(a)    Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Company Stock that the Participant has owned for at least six months (valued at Fair Market Value on the date of exercise), or cause shares of Company Stock (valued at their Fair Market Value on the date of exercise) to be withheld in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price, together with such collateral and subject to such terms as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be equal to the minimum interest rate required at the time to avoid imputed interest to the Participant under the Code.

(b)    If a Participant exercises an Option that has a Replacement Feature by delivering already owned shares of Company Stock, the Participant shall automatically be granted a Replacement Option. The Replacement Option shall be subject to the following provisions:

(i) The Replacement Option shall cover the number of shares of Company Stock delivered by the Participant to exercise the Option;

(ii) The Replacement Option will not have a Replacement Feature;

(iii) The exercise price of shares of Company Stock covered by a Replacement Option shall be not less than 100% of the Fair Market Value of such shares on the date the Participant delivers shares of Company Stock to exercise the Option; and

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APPENDIX B

(iv) The Replacement Option shall be subject to the same restrictions on exercisability as those imposed on the underlying Option -and such other restrictions as the Committee deems appropriate.

(c)    Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 1 6b-3.

10.    DEFERRAL OF PAYMENT.

(a)    Regardless of whether provided for in the Award agreement, the Committee may defer payment of a Participant’s benefit under the Plan if and to the extent that the sum of (i) the Participant’s Plan benefit, plus (ii) all other compensation paid or payable to the Participant for the fiscal year in which the Plan benefit would otherwise be paid exceeds the maximum amount of compensation that the Company may deduct under Code section 162(m) with respect to the Participant for the year. If deferred by the Committee, the benefit shall be paid in the first fiscal year of the Company in which the sum of the Participant’s Plan benefit and all other compensation paid or payable to the Participant does not exceed the maximum amount of compensation deductible by the Company under Code section 162(m). This Section shall only apply to Participants and Plan benefits covered by Code section 162(m).

(b)    The Committee may defer payment of part or all of a Plan benefit with respect to a Participant who is an Insider, to the extent necessary or appropriate to comply with Rule 16b-3.

(c)    The Committee shall have sole discretion to determine whether and to what extent Plan benefits are to be deferred pursuant to this Section, how such deferred amounts are to be calculated and when deferred amounts shall be paid. The Committee’s determination shall be final and binding.

11.    APPLICABLE WITHHOLDING TAXES.

Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee and, in the case of an Insider, in accordance with Rule 16b-3.

12.    NONTRANSFERABILITY OF AWARDS.

(a)    In general Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.

(b)    Notwithstanding the provisions of (a) and subject to applicable securities laws, the Committee may grant Nonstatutory Stock Options that permit, or amend Nonstatutory Stock Options to permit, a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members or to a partnership whose only partners are immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be

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APPENDIX B

subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate. Except to the extent otherwise permitted by Rule 16b-3, Options that are intended to be exempt from Section 16(b) of the Act pursuant to Rule 16b-3 may not be transferable except by will or by the laws of descent and distribution.

13.    EFFECTIVE DATE OF THE PLAN.

The Plan was originally effective as of February 15, 1996. The 1997 Amendment and Restatement of the Plan shall be effective as of August 12, 1997. Until the original Plan, as amended, is approved by the Company’s shareholders and all applicable federal and state securities laws have been complied with and the shares of Company Stock have been listed on the stock exchange or exchanges where traded, no Options shall be exercisable and no Awards shall be made that would result in the issuance of shares of Company Stock.

14.    TERMINATION, MODIFICATION, CHANGE.

If not sooner terminated by the Board, this Plan shall terminate at the close of business on February 14, 2006. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 15), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him.

15.    CHANGE IN CAPITAL STRUCTURE.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off; reclassification, recapitalization, merger or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions shall be. appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b)    In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a Subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned Subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in

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APPENDIX B

the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(c)    If a Change of Control or Corporate Change occurs, the Committee may take such actions with respect to outstanding Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, accelerating the vesting and payment of Awards, releasing restrictions on Awards, and accelerating the expiration dates of Options. The effectiveness of such acceleration or release of restrictions shall be conditioned upon the consummation of the applicable Change of Control or Corporate Change.

(d)    Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

16.    ADMINISTRATION OF THE PLAN.

(a) The Plan shall be administered by a Committee consisting of two or more outside Compensation Committee of the Board, or a subcommittee of the Compensation Committee, to be the Committee for purposes of the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be “disinterested persons” as that term is defined in Rule 16b-3, and the Committee shall be comprised solely of two or more “outside directors” as that term is defined for purposes of Code section 162(m). If any member of the Committee fails to qualify as an “outside director” or (to the extent required by Rule 16b-3) a “disinterested person,” such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Committee from time to time may appoint members of the Committee and may fill vacancies, however caused, in the Committee.

(b) The Committee shall have the authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible employees shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) whether to include a Replacement -Feature in an Option and the conditions of any Replacement Feature, (v) the Fair Market Value of Company Stock, (vi) the time or times when an Award shall be granted, (vii) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (viii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (ix) whether a Change of Control or Corporate Change exists, (x) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock or the lapse of restrictions on Restricted Stock or Options, (xi) when Options may be exercised, (xii) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xiii) conditions

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APPENDIX B

relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiv) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xv) any additional requirements relating to Awards that the Committee deems appropriate. Notwithstanding the foregoing, no tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options.

(c)    When granting Awards to employees of a Foreign Affiliate, the Committee shall have complete discretion and authority to grant such Awards in compliance with all present and future laws of the country or countries that may apply to the grant of the Award or the issuance of Company Stock pursuant to the Award.

(d)    The Committee shall have the power to amend the terms of previously granted Awards, except that it may not reprice any Option, so long as the terms as amended are consistent with the terms of the Plan and, where applicable are consistent with the qualification of an Option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(e)    The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(f) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

17.    ISSUANCE OF COMPANY STOCK.

The Company shall not be required to issue or deliver any certificate for shares of Company Stock before (i) the admission of such shares to listing on any stock exchange on which the Company Stock may then be listed, (ii) receipt of any required registration or other qualification of such shares under any state or federal law or regulation that the Company’s counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been complied with. The Company may place on a certificate representing Company Stock any legend required to reflect restrictions pursuant to the Plan, and any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

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APPENDIX B

18.    RIGHTS UNDER THE PLAN.

Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Subsidiary or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors.

19.    BENEFICIARY.

A Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive any payments under Awards of Restricted Stock or Incentive Stock after the Participant’s death. If a Participant makes no valid designation, or if the designated beneficiary fails to survive the Participant or otherwise fails to receive the benefits, the Participant’s beneficiary shall be the first of the following persons who survives the Participant: (a) the Participant’s surviving spouse, (b) the Participant’s surviving descendants, PER STIRPES, or (c) the personal representative of the Participant’s estate.

20.    NOTICE.

All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company —at its principal business address to the attention of the Secretary; (b) if to any Participant —at the last address of the Participant known to the sender at the time the notice or other communication is sent.

21.    INTERPRETATION.

The terms of this Plan and Awards granted pursuant to the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code or compliance with Code section 162(m), to the extent applicable, and they are subject to all present and future rulings of the Securities Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such regulation or ruling, to the extent applicable, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan and/or the Award shall be void and of no effect.

22.    PERFORMANCE GRANTS.

(a)    Each Performance Grant shall be evidenced by an Award setting forth the Performance Goals for the award, including the Performance Measure, the target and maximum amounts payable and such other terms and conditions as are applicable to the Performance Grant. Each Performance Grant shall be granted and administered to comply with the requirements of Code section 162(m). The aggregate maximum amount payable in cash under the Plan to any Participant in any Plan Year shall not exceed $3,000,000. The aggregate number of shares of Company Stock which may be awarded to any

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APPENDIX B

Participant as a Performance Grant during any Plan Year shall not exceed 300,000. In the event of any conflict between an Award and the Plan, the terms of the Plan shall govern.

(b)    The Committee shall establish the Performance Goals for Performance Grants to Participants. The Committee shall determine the extent to which any Performance measure shall be used and weighted in determining Performance Grants. The Committee may vary the Performance Measure, Performance Goals and weightings from Participant to Participant, Performance Grant to Performance Grant and Plan Year to Plan Year. The Committee may increase, but not decrease, any Performance Goal during a Plan Year.

(c)    The Committee shall establish for each Performance Grant the amount of cash or Company Stock payable at specified levels of performance, based on the Performance Goal for each Performance Measure. Any Performance Grant shall be made not later than 90 days after the start of the period for which the Performance Grant relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a Plan Year the amount of cash or Common Stock that would otherwise be payable upon achievement of the Performance Goal or Goals but may reduce or eliminate the payments as provided in a Performance Grant.

(d)    The actual payments to a Participant under a Performance Grant will be calculated by applying the achievement of a Performance Measure to the Performance Goal as established in the Grant Agreement. All calculations of actual payments shall be made by the Committee and the Committee shall certify in writing the extent, if any, to which the Performance Goals have been met.

(e)    Performance Grants will be paid in cash, Company Stock or both, at such time or times as are provided in the Grant Agreement. The Committee may provide in the Grant Agreement that the Participant may make a prior election to defer the payment under a Performance Grant subject to such terms and conditions as the Committee may determine.

(f)    Nothing contained in the Plan will be deemed in any way to limit or restrict any Employer or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(g)    A Participant who receives a Performance Grant payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Performance Grant. The Company Stock may be issued without cash consideration.

(h)    A Participant’s interest in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(i)    As used in the Plan, the following terms shall have the meanings indicated:

(i) “Performance Goal” means a target performance or range of target performances of one or more Performance Measures.

(ii) “Performance Grant” means an Award made pursuant to this Section 22.

(iii) “Performance Measure means one or more of the following financial measures: cash flow; cost reduction (or limits on cost increases); debt to capitalization; debt to equity; earnings; earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; earnings per share (including or excluding nonrecurring items); earnings per share before

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APPENDIX B

extraordinary items; income from operations (including or excluding nonrecurring items); economic value added (net operating profit after tax less a charge for use of capital as determined under a methodology approved by the Committee); income from operations to capital spending; free cash flow; net income (including or excluding nonrecurring items and/or extraordinary items); net sales; price per share of Company Stock; return on assets; return on capital employed; return on equity; return on investment; return on sales; sales volume; or total return to shareholders. Any Performance Measure may be used to measure the performance of the Company as a whole or any business unit of the Company. As determined by the Committee, any Performance Measure shall be calculated in accordance with the Company’s public financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of a Performance Grant which is consistently applied. The Committee shall have the power and complete discretion to determine the methodology for the calculation of Performance Measures.

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APPENDIX B

APPENDIX B-4

JAMES RIVER CORPORATION OF VIRGINIA

1987 STOCK OPTION PLAN

1993 AMENDMENT AND RESTATEMENT

EFFECTIVE AS OF DECEMBER 16, 1993

APPENDIX B

1.	PURPOSE	1
2.	DEFINITIONS	1
	(a) Act	1
	(b)Applicable Withholding Taxes	1
	(c)Board	1
	(d)Change of Control	1
	(e)Code	1
	(f) Committee	1
	(g)Company	2
	(h)Company Stock	2
	(i) Corporate Change	2
	(j) Date of Grant	2
	(k)Fair Market Value	2
	(l) Foreign Affiliate	2
	(m) Incentive Stock Option	2
	(n) Insider	2
	(o) Nonstatutory Stock Option	2
	(p) Option	2
	(q) Parent	2
	(r) Participant	2
	(s) Person	2
	(t) Release Right	2
	(u)Rule 16b-3	3
	(v) Subsidiary	3
	(w) 10% Shareholder	3
	(x) Window Period	3
3.	Stock	3
4.	Eligibility	3
5.	Grant of Stock Options	3
6.	Term and Limitations on Exercise	4
7.	Release Rights	5
8.	Method of Exercise of Options and Release Rights	6
9.	Nontransferability of Options and Release Rights	7
10	Effective Date of the Plan	7
11.	Termination, Modification	7
12.	Change in Capital Structure	7
13.	Administration of the Plan	8
14.	Notice	10
15.	Interpretation	10

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APPENDIX B

JAMES RIVER CORPORATION OF VIRGINIA 1987 STOCK OPTION PLAN 1993 AMENDMENT AND RESTATEMENT JAMES RIVER CORPORATION OF VIRGINIA (the “Company”) hereby adopts this 1993 Amendment and Restatement of the James River Corporation of Virginia 1987 Stock Option Plan, effective as of December 16, 1993.

1.    PURPOSE.

This Stock Option Plan (the “Plan”) is intended to advance the interests of the Company by providing certain key employees who have substantial responsibility for the direction and management of the Company, its subsidiaries, and its foreign affiliates with an opportunity to acquire a proprietary interest in the Company and an additional incentive to promote its success, as well as to encourage them to remain in the employ of the Company, a subsidiary of the Company or a foreign affiliate of the Company. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3. 2.

2.    DEFINITIONS.

As used in the Plan, the following terms have the meanings indicated:

(a)    “ACT” means the Securities Exchange Act of 1934, as amended.

(b)    “APPLICABLE WITHHOLDING TAXES” means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of an Option or Release Right.

(c)    “BOARD” means the Board of Directors of the Company.

(d)    “CHANGE OF CONTROL” means:

(e)    “CODE” means the Internal Revenue Code of 1986, as amended.

(i)    The acquisition by any unrelated Person of beneficial ownership (as that term is used for purposes of the Act) of 20% or more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated Person” means any Person other than

(x)    the Company, its Subsidiaries, and its Foreign Affiliates,

(y)    an employee benefit plan or trust of the Company or its Subsidiaries or Foreign Affiliates, and

(z)    a Person that acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition, unless the acquisition results in a Change of Control pursuant to subsection (ii) below.

(ii)    As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

(f)    “COMMITTEE” means the committee appointed by the Board as described under Section 13.

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APPENDIX B

(g)    “COMPANY” means James River Corporation of Virginia, a Virginia corporation.

(h)    “COMPANY STOCK” means common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 12), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan. E-6

(i)    “CORPORATE CHANGE” means a consolidation, merger, dissolution, or liquidation of the Company, a Subsidiary or a Foreign Affiliate, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company, a Subsidiary, or a Foreign Affiliate; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(j)    “DATE OF GRANT” means the date on which an Option is granted by the Committee.

(k)    “FAIR MARKET VALUE” means

(i)    if the Company Stock is traded on an exchange, the mean of the highest and lowest registered sales prices of the Company Stock on the exchange on which the Company Stock generally has the greatest trading volume or

(ii)    if the Company Stock is traded in the over-the-counter market, the mean between the closing bid and asked prices as reported by NASDAQ. Fair Market Value shall be determined as of the applicable date specified in the Plan or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock is traded.

(l)    “FOREIGN AFFILIATE” means an entity that is not organized under the laws of the United States, or any state thereof or any political subdivision of any state, and in which the Company has, directly or indirectly, a substantial interest.

(m)    “INCENTIVE STOCK OPTION” means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

(n)    “INSIDER” means a person subject to Section 16(b) of the Act.

(o)    “NONSTATUTORY STOCK OPTION” means an Option that does not meet the requirements of Code Section 422, or that is not intended to be an Incentive Stock Option and is so designated.

(p)    “OPTION” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(q)    “PARENT” means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

(r)    “PARTICIPANT” means an employee who receives a Stock Option under the Plan.

(s)    “PERSON” means an individual, entity or group (as that term is used for purposes of the Act).

(t)    “RELEASE RIGHT” means a right to receive amounts from the Company upon the exercise of a Nonstatutory Option, as described in Section 7.

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APPENDIX B

(u)    “RULE 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(v)    “SUBSIDIARY” means with respect to any corporation, a subsidiary of that corporation within the meaning of Code Section 424(f).

(w)    “10% SHAREHOLDER” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

(x)    “WINDOW PERIOD” means the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company’s sales and earnings. The release for publication shall be deemed to have occurred if the specified financial data

(i)    appears on a wire service,

(ii)    appears in a financial news service,

(iii)    appears in a newspaper of general circulation, or

(iv)    is otherwise made publicly available.

3.    STOCK.

Subject to Section 12 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 8,000,000 shares of Company Stock, which shall be authorized, but unissued, shares. The aggregate number of shares of Company Stock reserved shall be reduced by the issuance of shares upon the exercise of Options, but it shall not be reduced if Options, for any reason, expire or terminate unexercised or, to the extent permissible under Rule 16b-3, if shares are released pursuant to Release Rights or are retained by the Company in payment of Applicable Withholding Taxes, and such shares may again be subjected to an Option under the Plan. The Committee is expressly authorized to make an award of Options to a Participant conditioned upon the surrender for cancellation of an existing Option.

4.    ELIGIBILITY.

All present and future key employees of the Company, or any Subsidiary or Foreign Affiliate of the Company, whether now existing or hereafter created or acquired, shall be eligible to receive Options under the Plan. The Committee shall have the power and complete discretion, as provided in Section 13, to select eligible employees to receive Options and to determine for each employee the terms and conditions and the number of shares to be allocated to each employee as part of each Option. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

5.    GRANT OF STOCK OPTIONS.

(a)    Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, whether and the extent to which Release Rights are granted, and the conditions to which the grant and exercise of the Options are

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APPENDIX B

subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

(b)    The exercise price of shares of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c)    An employee may not receive awards of Options under the Plan with respect to more than 300,000 shares of Company Stock during any one-year period.

(d)    The grant of an Option shall not obligate the Company or any Subsidiary or Foreign Affiliate of the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant, or to make further grants to the employee at any time thereafter.

6.    TERM AND LIMITATIONS ON EXERCISE.

(a)    Options may be exercised, in whole or in part, but only with respect to whole shares of Common Stock, at such times and under such conditions as may be specified in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

(b)    The term of an Incentive Stock Option shall be ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder may not have a term in excess of five years. The Committee shall establish the term of a Nonstatutory Stock Option in the Participant’s stock option agreement. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment.

(c)    An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the Limitation Amount). Incentive Stock Options granted under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(d)    If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the Participant’s legatees or distributees or by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

B-4-4

APPENDIX B

(e)    Notwithstanding anything herein to the contrary, when granting Options to employees of a Foreign Affiliate, the Committee shall have complete discretion and authority to grant such Options in accordance with all present and future applicable laws.

7.    RELEASE RIGHTS.

(a)    Whenever the Committee deems it appropriate, Release Rights may be granted in connection with all or any part of a Nonstatutory Option. Release Rights shall be evidenced in writing as part of the stock option agreement to which they pertain.

(b)    With respect to any exercise of an Option coupled with a Release Right, the following terms shall have the meanings indicated:

(i)    The Exercise Price shall be the price per share at which the Option may be exercised.

(ii)    The Market Price shall be the Fair Market Value per share of the Company Stock covered by the Option on the date of exercise.

(iii)    The Exercise Number (EN) shall be that portion of the number of shares which the Participant is currently eligible to receive upon the exercise of Options and which the Participant desires to use, either by exercise or by receipt of cash.

(iv)    The Tax Rate (TR) shall be that percentage which is equal to the highest marginal rate at which the Participant’s ordinary income would have been taxed for federal income tax purposes during the most recent preceding calendar year for which he filed a federal income tax return (or an amended return) had the gain realized on account of his exercise of privileges granted pursuant to this Plan been included in such tax return.

(v)    The Releasable Number (RN) shall be that number of shares (or the next lowest whole number of shares) determined in accordance with the following formula:

RN = (EN) . (TR)

Notwithstanding the foregoing, the Releasable Number may be increased if and to the extent necessary to cause the amount of cash to be paid upon the exercise of Release Rights to be sufficient to cover the Applicable Withholding Taxes with respect to the exercise of the Options and Release Rights.

(c)    Concurrently with any exercise of an Option that is coupled with a Release Right, the Participant may release from the Option any number of whole shares up to the Releasable Number for such exercise and shall receive in payment for such release an amount in cash equal to the product of the number of shares so released times the amount by which the Market Price exceeds the Exercise Price. Such release shall be effected by an instrument in writing in form satisfactory to the Committee. If the Releasable Number, as finally determined, shall be less than the number specified in such writing as released, the release shall be effective as though the Releasable Number were substituted for the number specified. Notwithstanding anything herein to the contrary, to the extent required by Rule 16b-3 or by other properly adopted law, rules or regulations, the exercise of an Option and the right of a Participant to exercise a Release Right and to receive cash therefor shall be effective only if consented to by the Committee.

(d)    Upon the exercise of a Release Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

B-4-5

APPENDIX B

(e)    Subject to any further conditions upon exercise imposed by the Committee, a Release Right shall be exercisable only to the extent that the related Option is exercisable, and a Release Right shall expire no later than the date on which the related Option expires.

(f)    A Release Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Release Right exceeds the exercise price of the Company Stock covered by the underlying Option.

(g)    If and to the extent required by Rule 16b-3, an Insider may only exercise a Release Right during a Window Period or otherwise pursuant to the requirements of Rule 16b-3, and a Release Right held by an Insider shall not be exercisable during the first six months of its term. The exercise of a Release Right by an Insider shall be made in accordance with Rule 16b-3.

8.    METHOD OF EXERCISE OF OPTIONS AND RELEASE RIGHTS.

(a)    Options and Release Rights may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option and the number of Release Rights the Participant has elected to exercise. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant

(i)    may deliver, or cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or

(ii)    may deliver a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes.

(b)    Each Participant shall agree, as a condition of the exercise of an Option or Release Right, to pay to the Company, or to make arrangements satisfactory to the Company regarding the payment of, Applicable Withholding Taxes. The Committee may grant Options that permit a Participant to elect to satisfy Applicable Withholding Taxes by delivering shares of Company Stock or by directing the Company to retain that number of shares of Company Stock that will satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee may also grant Options with automatic withholding of shares to satisfy Applicable Withholding Taxes. The Committee shall have the sole discretion to approve or disapprove any election, and any election by an Insider must comply with Rule 16b-3. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option or cash paid upon the exercise of a Release Right.

(c)    The Company may place on a certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant’s investment intent. Until the Participant has made all required payments, including any Applicable Withholding Taxes, and has been issued a certificate for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

B-4-6

APPENDIX B

(d)    Notwithstanding anything herein to the contrary, with respect to Insiders, Options and Release Rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

9.    NONTRANSFERABILITY OF OPTIONS AND RELEASE RIGHTS.

(a)    Options and Release Rights, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant.

(b)    Notwithstanding the foregoing, the Committee may grant Nonstatutory Stock Options and Release Rights that permit a Participant to transfer the Options and Release Rights to a family member (as defined by the Committee) or to a trust established by the Participant or a family member; provided that no Incentive Stock Options may be transferable, and no Options granted to Insiders may be transferable unless and except to the extent permitted by Rule 16b-3. The Committee may impose on any transferable Options and Release Rights such limitations and conditions as the Committee deems appropriate.

10.    EFFECTIVE DATE OF THE PLAN.

This Plan was originally effective as of February 12, 1987. The 1993 Amendment and Restatement of the Plan shall be effective as of December 16, 1993. The restated Plan shall be submitted to the shareholders of the Company for approval. Options granted before the 1993 Amendment and Restatement shall be governed by the terms of the Plan as in effect before the 1993 Amendment and Restatement, except to the extent that the Committee, in its sole discretion, specifies otherwise. The provisions of the 1993 Amendment and Restatement shall not apply to an Option or Release Right granted on or before February 17, 1993 if such provisions would cause the Option or Release Right to be subject to the limitations of Code Section 162(m).

11.    TERMINATION, MODIFICATION.

If not sooner terminated by the Board, the Plan shall terminate at the close of business on February 12, 1997. No Options shall be awarded under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that (i) if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Options granted under the Plan (except pursuant to Section 12), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company and (ii) to the extent required to meet the requirements of Code Section 162(m) for performance-based compensation, any amendment that makes a material change to the Plan must be approved by the shareholders of the Company. The Board may unilaterally amend the Plan and Options as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Options to meet the applicable requirements of the Code. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Option previously granted to the Participant.

12.    CHANGE IN CAPITAL STRUCTURE.

(a)    In the event of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other change in the Company’s capital stock (including, but not limited to, the creation

B-4-7

APPENDIX B

or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or other securities to be issued under the Plan (under Options then outstanding and Options to be granted in the future), the exercise price, and any other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

(b)    In the event the Company distributes to its shareholders as a dividend, or sells or causes to be sold to a Person other than the Company or a Subsidiary or affiliate, shares of stock in any corporation (a Spin-off Company) which, immediately before the distribution or sale, was a majority-owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under Options then outstanding and Options to be granted in the future), the exercise price, and any other relevant provisions, and, without limiting the foregoing, may substitute securities of the Spin-off Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spin-off Company. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

(c)    If a Change of Control or Corporate Change occurs, the Committee may take such actions with respect to outstanding Options and Release Rights as the Committee deems appropriate. These actions may include, but shall not be limited to, accelerating the expiration date of any or all outstanding Options and Release Rights and the dates on which any part of the Options and Release Rights may be exercised, in which case they shall be exercisable in full on dates designated by the Committee. The effectiveness of such acceleration, and any exercise of Options and Release Rights pursuant thereto with respect to shares in excess of the number of shares which could have been exercised in the absence of such acceleration, shall be conditioned upon the consummation of the applicable Change of Control or Corporate Change.

(d)    Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

13.    ADMINISTRATION OF THE PLAN.

(a)    The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than two members of the Board. The Committee shall be the Compensation Committee of the Board, unless the Board shall appoint another compensation committee to administer the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be disinterested persons, as that term is defined in Rule 16b-3, and the Committee shall be comprised

B-4-8

APPENDIX B

solely of two or more outside directors, as that term is defined for purposes of Code Section 162(m). If any member of the Committee fails to qualify as an outside director or (to the extent required by Rule 16b-3) a disinterested person, such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board from time to time may appoint members of the Committee and may fill vacancies, however caused, in the Committee.

(b)    The Committee shall have authority to impose such limitations or conditions upon an Option or Release Right as the Committee deems appropriate to achieve the objectives of the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine

(i)    which eligible employees shall receive Options and whether Options shall be Incentive Stock Options or Nonstatutory Stock Options,

(ii) the number of shares of Company Stock to be covered by each Option,

(iii) when, whether and to what extent Release Rights shall be granted in connection with Options,

(iv) the Fair Market Value of Company Stock,

(v) the time or times at which Options shall be granted,

(vi) whether an Option shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested,

(vii) whether the Participant, the Company or a business unit has met the conditions set forth in the Plan or the stock option agreement with respect to the exercisability of the Option,

(viii) when Options may be exercised,

(ix) whether a Change of Control or Corporate Change exists,

(x) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted,

(xi) notice provisions relating to the sale of Company Stock acquired under the Plan, and

(xii) any additional requirements relating to Options and Release Rights that the Committee deems appropriate. Notwithstanding the foregoing, no tandem stock options (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options.

(c)    The Committee shall have the power to amend the terms of previously granted Options, so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of the Option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect a Participant’s rights under the Option, except that such consent will not be required if the amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Option.

(d)    The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the stock option agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or the stock option agreements. The interpretation and construction of any provision

B-4-9

APPENDIX B

of the Plan or a stock option agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(e)    A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

14.    NOTICE.

All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows

(a)    if to the Company—at its principal business address to the attention of the Treasurer;

(b)    if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

15.    INTERPRETATION.

The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Stock Options under the Code and the qualification of the Plan as performance-based compensation under Code Section 162(m), and they are subject to all present and future rulings of the Securities Exchange Commission with respect to Rule 16b-3. If any provision of the Plan would cause Incentive Stock Options to fail to meet the applicable requirements of the Code, would cause the Plan to fail to meet the Code Section 162(m) requirements for performance-based compensation, or would cause the Plan to fail to meet the requirements of Rule 16b-3 as applicable to Insiders, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

B-4-10

APPENDIX C

GEORGIA-PACIFIC CORPORATION

NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

As Amended and Restated March 18, 2003

formerly known as

GEORGIA-PACIFIC CORPORATION

GEORGIA-PACIFIC TISSUE

2000 EMPLOYEE STOCK PURCHASE PLAN

APPENDIX C

GEORGIA-PACIFIC CORPORATION

NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

Section			Page
1.	Background and Purpose		1
2.	Definitions		1
	2.1.	Account	1
	2.2.	Authorization	1
	2.3.	Board	1
	2.4.	Code	1
	2.5.	Eligible Employee	1
	2.6.	Exercise Date	1
	2.7.	Fair Market Value	1
	2.8.	Georgia-Pacific	2
	2.9.	Offering Period	2
	2.10.	Officer	2
	2.11.	Option Price	2
	2.12.	Participant	2
	2.13.	Participating Company	2
	2.14.	Plan	2
	2.15.	Plan Administrator	2
	2.16.	Purchase Period	2
	2.17.	Stock	2
3.	Offerings		2
4.	Participation		3
5.	Granting of Options		3
	(a)	General Rule	3
	(b)	Statutory Limitation	3
	(c)	Available Shares of Stock	3
6.	Payroll Deductions		4
	(a)	Initial Authorization	4
	(b)	Subsequent Authorization	4
	(c)	Account Credits, General Assets and Taxes	4
	(d)	No Cash Payments	4
7.	Exercise of Option		4
	(a)	General Rule	4
	(b)	Automatic Refund	4
8.	Delivery		5
9.	Voluntary Account Withdrawal		5
10.	Termination of Employment		5
11.	Retirement or Disability		5
12.	Death		6
13.	Temporary Layoff and Authorized Leave of Absence		7
14.	Hardship Withdrawals From 401(k) Plans		6
15.	Administration		6
16.	Transferability		7
17.	Adjustment		8
18.	Securities Registration		8
19.	Amendment or Termination		8
20.	Notices		8
21.	Employment		9
22.	Headings, References and Construction		9
23.	Shareholder Approval		9

C-1

APPENDIX C

GEORGIA-PACIFIC CORPORATION

NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

1.    BACKGROUND AND PURPOSE

Effective November 1, 2002, this Georgia-Pacific Tissue 2000 Employee Stock Purchase Plan was amended and restated, and renamed the Georgia-Pacific Corporation Non-Qualified Employee Stock Purchase Plan. The Plan was further amended and restated as of March 18, 2003.

The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee of a Participating Company by permitting the purchase of Stock on a discounted basis. The Plan is not qualified or intended to qualify under § 423 of the Code.

2.    DEFINITIONS

2.1. Account shall mean the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under this Plan.

2.2.    Authorization shall mean the participation election and payroll deduction authorization form which an Eligible Employee shall be required to properly complete in writing (or in any other form acceptable to the Plan Administrator) and timely file with the Plan Administrator before the end of an Offering Period in order to participate in this Plan for the related Purchase Period and which shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan.

2.3.    Board shall mean the Board of Directors of Georgia-Pacific.

2.4.    Code shall mean the Internal Revenue Code of 1986, as amended.

2.5    Eligible Employee shall mean each employee of a Participating Company except:

(a)    an employee who customarily is employed (within the meaning of Code § 423(b)(4)(B)) 20 hours or less per week by a Participating Company,

(b)    an employee who customarily is employed (within the meaning of Code § 423(b)(4)(C)) for not more than 5 months in any calendar year by a Participating Company,

(c)    an employee who would own (immediately after the grant of an option under this Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of Georgia-Pacific based on the rules set forth in § 423(b)(3) and § 424 of the Code, and

(d)    an employee who is an Officer of a Participating Company.

2.6.    Exercise Date shall mean for each Purchase Period the last day of such Purchase Period.

2.7.    Fair Market Value shall mean, as of any date, the mean between the high and low sales prices of a share of Stock on that date as reported in the record of Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal or in any successor to The Wall

APPENDIX C

Street Journal or, if there is no such successor, any similar publication selected by the Plan Administrator. If the date of determination is not a trading date on the New York Stock Exchange, Fair Market Value shall be determined using the high and low sales prices of a share of Stock on the next preceding trading date. The Fair Market Value shall be rounded to the nearest whole cent (with 0.5 cent being rounded to the next higher whole cent).

2.8.    Georgia-Pacific shall mean Georgia-Pacific Corporation, a corporation incorporated under the laws of the State of Georgia, and any successor to Georgia-Pacific.

2.9.    Offering Period shall mean the period beginning on the date determined by the Plan Administrator from time to time in his or her sole discretion, which precedes the related Purchase Period and which shall continue for no more than 31 days.

2.10.    Officer shall mean an employee who is an Officer of a Participating Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.11.    Option Price shall mean for each Purchase Period the lesser of (i) 90% of the Fair Market Value for a share of Stock on the first day of such Purchase Period or (ii) 90% of the Fair Market Value for a share of Stock on the last day of such Purchase Period.

2.12.    Participant shall mean for each Purchase Period an Eligible Employee who has satisfied the requirements set forth in § 4 of this Plan for such Purchase Period.

2.13.    Participating Company shall for each Participant, mean an entity in which Georgia-Pacific has an interest of not less than fifty (50%) and which is (1) not incorporated under the laws of any state or country, and (2) listed prior to each Offering Period by the Plan Administrator on Appendix A to this Plan, whichever employs such Participant as of such date.

2.14.    Plan shall mean this Georgia-Pacific Corporation Non-Qualified Employee Stock Purchase Plan (formerly known as the Georgia-Pacific Tissue 2000 Employee Stock Purchase Plan), as amended and restated as of March 18, 2003 and as may be further amended from time to time.

2.15.    Plan Administrator shall mean the Executive Vice President – Human Resources of Georgia-Pacific or his or her delegate.

2.16.    Purchase Period shall mean the 12-month period beginning on the date determined by the Plan Administrator.

2.17.    Stock shall mean Georgia-Pacific Corporation Common Stock.

3.    OFFERINGS

Options to purchase shares of Stock shall be offered to Participants in accordance with this Plan during the Offering Periods, as may be determined by the Plan Administrator from time to time in his or her sole discretion; provided, however, there shall be no more than one Offering Period in effect at any time and no more than one Purchase Period in effect at any time. There shall be a total of 450,000 shares

APPENDIX C

of Stock available under this Plan. Such shares of Stock shall be available for purchase from Georgia-Pacific upon the exercise of such options, and any shares of Stock which are subject to options granted as of the first day of a Purchase Period but which are not purchased on the related Exercise Date shall again become available under this Plan.

4.    PARTICIPATION

Each person who is an Eligible Employee on the first day of an Offering Period shall satisfy the requirements to be a Participant in this Plan for the related Purchase Period if

(a)    he or she properly completes and files an Authorization with the Plan Administrator on or before the last day of such Offering Period to purchase shares of Stock, and

(b)    his or her employment as an Eligible Employee continues throughout the period which begins on the first day of such Offering Period and ends on the first day of the related Purchase Period (for this purpose, employment as an Eligible Employee shall not be treated as interrupted by a transfer directly between one Participating Company and another Participating Company).

A Participant’s status as such shall terminate for a Purchase Period (for which he or she has an effective Authorization) at such time as his or her Account has been withdrawn under § 9, § 10, § 11, § 12 or § 13 or the purchases and distributions contemplated under § 7 with respect to his or her Account have been completed, whichever comes first.

5.    GRANTING OF OPTIONS

(a)    General Rule.    Subject to subsections (b) and (c) below, each person who is a Participant for a Purchase Period automatically shall be granted an option on the first day of such Purchase Period to purchase at the Option Price a maximum number of whole shares of Stock determined by dividing $25,000 by the Fair Market Value of a share of Stock on the first day of such Purchase Period.

(b)    Statutory Limitation.    No option granted under this Plan to any Eligible Employee shall permit his or her rights to purchase shares of Stock under this Plan or under any other employee stock purchase plan (within the meaning of § 423 of the Code) or any other shares of Stock under any other employee stock purchase plans (within the meaning of § 423 of the Code) of Georgia-Pacific and any of its subsidiaries (within the meaning of § 424(f) of the Code) to accrue (within the meaning of § 423(b)(8) of the Code) at a rate which exceeds $25,000 of the Fair Market Value of such Stock for any calendar year. Such Fair Market Value shall be determined as of the first day of the Purchase Period for which the option is granted.

(c)    Available Shares of Stock.    If the number of shares of Stock available for purchase for any Purchase Period is insufficient to cover the number of shares which Participants have elected to purchase through effective Authorizations, then each Participant’s option to purchase shares of Stock for such Purchase Period shall be reduced to the number of shares of Stock which the Plan Administrator shall determine by multiplying the number of shares of Stock for which such Participant would have been granted an option if sufficient shares were available by a fraction, the numerator of which shall be the number of shares of Stock available for options for such Purchase Period and the denominator of which shall be the total number of shares of Stock for which options would have been granted to all Participants if sufficient shares were available.

APPENDIX C

6.    PAYROLL DEDUCTIONS

(a)    Initial Authorization.    Each Participant’s Authorization shall specify the specific dollar amount which he or she authorizes the Participating Company to deduct from his or her compensation each pay period (determined in accordance with the Participating Company’s standard payroll policies and practices) during the Purchase Period for which such Authorization is in effect, provided

(1)	the minimum amount deducted from a Participant’s compensation during each pay period in a Purchase Period shall not be less than $600 divided by the number of pay periods in the Purchase Period; and

(2)	the maximum amount deducted from a Participant’s compensation during each pay period shall not be more than the lesser of (i) $22,500 (90% of the $25,000 maximum) divided by the number of pay periods in the Purchase Period, (ii) such lower amount which is set by the Plan Administrator before the beginning of a Purchase Period, or (iii) such Participant’s net pay after all other withholdings.

(b)    Subsequent Authorization.    A Participant shall have the right to make one amendment to an Authorization after the end of an Offering Period to stop the payroll deductions which he or she previously had authorized for the related Purchase Period, and such amendment shall be effective with the next possible payroll period (determined in accordance with the Participating Company’s payroll practices and policies regarding cut-off dates for payroll changes) after the Plan Administrator actually receives such amended Authorization.

(c)    Account Credits, General Assets and Taxes. All payroll deductions made for a Participant shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by the Participating Company or by the Participating Company’s agent (as determined by the Plan Administrator) as part of the general assets of the Participating Company, and each Participant’s right to the payroll deductions credited to his or her Account shall be those of a general and unsecured creditor. The Participating Company or the Participating Company’s agent shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

(d)    No Cash Payments. Except as provided for in § 11 and § 12, a Participant (or beneficiary) may not make any contribution to his or her Account except through payroll deductions made in accordance with this § 6.

7.    EXERCISE OF OPTION

(a)    General Rule. Unless a Participant files an amended Authorization under § 9 on or before the Exercise Date for a Purchase Period, his or her option shall be exercised automatically on such Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock, provided that he or she is an Eligible Employee on such Exercise Date.

(b)    Automatic Refund. If a Participant’s Account has a remaining balance after his or her option has been exercised as of an Exercise Date under this § 7, such balance automatically shall be refunded to the Participant in cash (without interest) as soon as practicable following such Exercise Date.

APPENDIX C

8.    DELIVERY

The shares of Stock purchased upon the exercise of an option under this Plan shall be held in a book entry account for the Participant by a broker-dealer designated by the Plan Administrator or, at the Participant’s direction and expense, a stock certificate representing all such shares of Stock shall be delivered to the Participant (or any person who makes a claim through a Participant) and shall be registered in his or her name; provided, however, neither the Participating Company nor Georgia-Pacific shall have any obligation to deliver a certificate to a Participant which represents a fractional share of Stock. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been delivered to such person or have been transferred to an account for such person at a broker-dealer designated by the Plan Administrator. The Plan Administrator shall have the discretion to satisfy Georgia-Pacific’s obligations hereunder with newly issued shares or shares previously issued and outstanding that have been repurchased by Georgia-Pacific.

9.    VOLUNTARY ACCOUNT WITHDRAWAL

A Participant may elect to withdraw the entire balance credited to his or her Account for a Purchase Period by completing and filing an amended Authorization with the Plan Administrator before the Exercise Date for such period. If a Participant makes such a withdrawal election, no further payroll deductions shall be made on his or her behalf and such balance shall be paid to him or her in cash (without interest) at the next possible payroll period (determined in accordance with the Participating Company’s payroll practices and policies regarding cut-off dates for payroll changes).

10.    TERMINATION OF EMPLOYMENT

(a)    Except as otherwise provided in § 10(b) below, if a Participant’s employment as an Eligible Employee terminates on or before the Exercise Date for a Purchase Period for any reason whatsoever, his or her Account shall (subject to § 11 and § 12) be distributed as if he or she had elected to withdraw his or her Account in cash under § 9 immediately before the date his or her employment had so terminated. However, if a Participant is transferred directly between one Participating Company and another Participating Company while he or she has an Authorization in effect, his or her employment shall not be treated as terminated merely by reason of such transfer and any such Authorization shall (subject to all the terms and conditions of this Plan) remain in effect after such transfer for the remainder of the Purchase Period.

(b)    Notwithstanding § 10(a), if a Participant terminates employment as an Eligible Employee within 90 days prior to the Exercise Date for a Purchase Period, and the Plan Administrator determines in his or her sole discretion that such termination is the result of a divestiture, closure or similar corporate reorganization with respect to all or a part of the assets or business of the Participating Company, subject to § 9, such Participant’s option shall be exercised automatically on the Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to the Participant’s Account as of the date of termination will purchase at the Option Price for such shares of Stock.

APPENDIX C

11.    RETIREMENT OR DISABILITY

If a Participant retires or becomes disabled within three months before the Exercise Date for a Purchase Period, he or she may elect prior to such Exercise Date to (i) make a cash lump sum payment to his or her Account in an amount equal to the unpaid balance under his or her Authorization as then in effect for such Purchase Period, (ii) purchase at the end of the Purchase Period the number of whole shares of Stock as the balance credited to the Participant’s Account as of that date will purchase at the Option Price for such shares of Stock, or (iii) withdraw the entire balance credited to his or her Account for such Purchase Period in accordance with § 9. In the event a Participant elects to make a cash lump sum payment to his or her Account, his or her option shall be exercised automatically on the Exercise Date for such Purchase Period for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock as if he or she is an Eligible Employee on such Exercise Date. In the event a Participant fails to make a timely election under this § 11, his or her Account shall be distributed as if he or she had elected to withdraw the entire balance credited to his or her Account in cash under § 9 immediately before the date he or she retired.

For purposes of this § 11, “retire” or “retirement” shall mean a Participant’s voluntary or involuntary termination with the Participating Company and all of its affiliates (within the meaning of Code § 1563(a), except that for such affiliate determination, the phrase “at least 50%” shall be substituted for “at least 80%” in Code §§ 1563(a)(1) and (a)(2)(A)) at a time when he or she has attained at least age 65 or attained at least age 55 and accrued 5 years of service for vesting purposes under the employer-sponsored qualified benefit plans covering him or her, provided that termination for “cause” as determined by the Participating Company shall not be considered retirement under this Plan.

For purposes of this § 11, a Participant’s date of “disability” shall be the last day of his or her short-term medical leave period under the Participating Company’s policy providing paid medical leave for salaried employees who are medically unable to work because of injury or illness (or the last day of a period determined as if the Participant were a salaried employee entitled to such short-term medical leave), and a Participant shall be deemed “disabled” at such time only if the Participant would be “totally disabled” pursuant to the standards set forth in the Georgia-Pacific Corporation Salaried Long-Term Disability Plan whether or not he or she is covered under that plan.

12.    DEATH

If a Participant’s employment terminates due to his or her death before the Exercise Date for a Purchase Period, his or her beneficiary may elect before the Exercise Date to (i) make a cash lump sum payment to the Participant’s Account in an amount equal to the unpaid balance under the Participant’s Authorization as then in effect for such Purchase Period, (ii) purchase at the end of the Purchase Period the number of whole shares of Stock as the balance credited to the Participant’s Account as of that date will purchase at the Option Price for such shares of Stock, or (iii) withdraw the entire balance credited to the Participant’s Account for such Purchase Period in accordance with § 9. In the event a Participant’s beneficiary elects to make a cash lump sum payment to the Participant’s Account, the Participant’s option shall be exercised automatically on the Exercise Date for such Purchase Period for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock as if the Participant is an Eligible Employee on such Exercise

APPENDIX C

Date. In the event a beneficiary fails to make a timely election under this § 12, the Participant’s Account shall be distributed as if the Participant had elected to withdraw his or her Account in cash under § 9 immediately before the date he or she died.

13.    TEMPORARY LAYOFF AND AUTHORIZED LEAVE OF ABSENCE

Any amounts being deducted from a Participant’s compensation under his or her Authorization for a Purchase Period shall be suspended during a period of temporary layoff or authorized leave of absence without pay. If the Participant returns to active service prior to the last payroll period in the Purchase Period, his or her payroll deductions shall be commenced or resumed. The Participant’s option shall be exercised automatically on the Exercise Date for such Purchase Period for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock provided he or she is an Eligible Employee on such Exercise Date.

For purposes of this Plan, a Participant on a temporary layoff or authorized leave of absence shall be deemed to be terminated from his or her employment with the Participating Company if such layoff or leave exceeds a period of 90 consecutive days (unless the Participant’s right to reemployment is guaranteed either by statute or by contract). At the end of such 90 day period, such Participant shall have his or her Account distributed as if he or she had elected to withdraw his or her Account in cash under § 9 immediately before the date his or her employment had so terminated.

14.    HARDSHIP WITHDRAWALS FROM 401(K) PLANS

If a Participant receives a hardship withdrawal pursuant to the provisions of a qualified retirement plan subject to Code § 401(k), any amounts being deducted from such Participant’s compensation under his or her Authorization shall be suspended for a period of six consecutive months following such withdrawal. If such suspension is in effect on the last day of an Offering Period, any Authorization filed by an Eligible Employee during such Offering Period shall be null and void and of no effect.

15.    ADMINISTRATION

The Plan Administrator shall be responsible for the administration of this Plan and shall have the power to interpret this Plan and to take such other action as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of any such Eligible Employee or Participant under this Plan.

16.    TRANSFERABILITY

Neither the balance credited to a Participant’s Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan may be assigned, encumbered, alienated, transferred,

APPENDIX C

pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Plan Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her Account in accordance with § 9.

17.    ADJUSTMENT

The number of shares of Stock covered by outstanding options granted pursuant to this Plan and the related Option Price and the number of shares of Stock available under this Plan automatically shall be adjusted by the Plan Administrator in a manner to fully and fairly reflect any change in the capitalization of Georgia-Pacific, including, but not limited to, such changes as dividends paid in the form of Stock or Stock splits. Furthermore, the Plan Administrator automatically shall adjust (in a manner which satisfies the requirements of § 424(a) of the Code) the number of shares of Stock available under this Plan and the number of shares of Stock covered by options granted under this Plan and the related Option Prices in the event of any corporate transaction described in § 424(a) of the Code. An adjustment made under this § 17 by the Plan Administrator shall be conclusive and binding on all affected persons.

18.    SECURITIES REGISTRATION

If Georgia-Pacific shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statutes, any shares of Stock with respect to which an option shall have been exercised under this Plan or to qualify any such shares of Stock for an exemption from any such statutes, Georgia-Pacific shall take such action at its own expense before delivery of any certificate representing such shares of Stock. If shares of Stock are listed on any national stock exchange at the time an option to purchase shares of Stock is exercised under this Plan, Georgia-Pacific whenever required shall register shares of Stock for which such option is exercised under the Securities Exchange Act of 1934, as amended, and shall make prompt application for the listing on such national stock exchange of such shares, all at the expense of Georgia-Pacific.

19.    AMENDMENT OR TERMINATION

This Plan may be amended by the Plan Administrator from time to time to the extent that the Plan Administrator deems necessary or appropriate. The Plan Administrator also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Plan Administrator shall not have the right to modify, cancel, or amend any option outstanding after the beginning of a Purchase Period unless (1) each Participant consents in writing to such modification, amendment or cancellation, (2) such modification only accelerates the Exercise Date for the related Purchase Period, or (3) the Plan Administrator acting in good faith deems that such action is required under applicable law.

20.    NOTICES

All Authorizations and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of such Authorizations and communications.

APPENDIX C

21.    EMPLOYMENT

No offer under this Plan shall constitute an offer of employment, and no acceptance of an offer under this Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and the Participating Company, Georgia-Pacific or any subsidiary of Georgia-Pacific. Finally, no Eligible Employee shall be induced to participate in this Plan by the expectation of employment or continued employment.

22.    HEADINGS, REFERENCES AND CONSTRUCTION

The headings to sections in this Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to sections (§) in this Plan shall be to sections (§) of this Plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Georgia.

23.    SHAREHOLDER APPROVAL

The Plan is subject to the approval by the shareholders of the Company on or before November 1, 2003.

Georgia-Pacific’s 2002 Annual Report on Form 10-K, which includes audited consolidated financial statements for Georgia-Pacific, has been mailed to shareholders with this Proxy Statement. Georgia-Pacific has also included its 2002 Annual Review in this package. The 2002 Annual Review and the 2002 Annual Report on Form 10-K do not form any part of the material for the solicitation of proxies.

An additional copy of Georgia-Pacific’s 2002 Annual Report on Form 10-K to the Securities and Exchange Commission will be supplied without charge upon request. Annual Statistical Updates are also available. Requests for such information should be directed to:

Investor Relations

Georgia-Pacific Corporation

P.O. Box 105605

Atlanta, Georgia 30348

(404) 652-5555

EVA is a registered trademark of Stern Stewart & Co.

This proxy statement is printed on paper distributed by Unisource Worldwide, Inc.

GEORGIA-PACIFIC CORPORATION
Proxy Solicited by the Board of Directors
For Annual Meeting May 6, 2003

P
R
O
X
Y

The undersigned, hereby appoints (i) A.D. Correll, James F. Kelley and/or Kenneth F. Khoury, jointly and severally, proxies with full power of substitution and with discretionary authority to vote, as directed below, all shares of common stock of GEORGIA-PACIFIC CORPORATION owned of record by the undersigned, and which the undersigned is entitled to vote, (ii) Vanguard Fiduciary Trust Company, as Trustee under the Georgia-Pacific Corporation Salaried 401(k) Plan and the Georgia-Pacific Corporation Hourly 401(k) Plan (the "Plans"), to vote in person or by proxy, as directed below, all shares of common stock of GEORGIA-PACIFIC CORPORATION allocated to any accounts of the undersigned under the Plans, at the 2003 Annual Meeting of Shareholders to be held in the Auditorium at Georgia-Pacific Center, 133 Peachtree Street, N.E., Atlanta, Georgia 30303 on May 6, 2003 at 11:00 a.m., local time, and any postponements or adjournments thereof.

Election of Directors

Nominees in Class I:

01) Jane Evans
02) Sir Richard V. Giordano
03) M. Douglas Ivester
04) Louis W. Sullivan
05) Lee M. Thomas

Change of Address:

____

____

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

Whether or not you plan to attend the Annual Meeting, you are urged to complete, date, sign and return this proxy in the accompanying envelope if you are voting by mail.

SEE REVERSE SIDE

▲ FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL ▲

ADMISSION TICKET

ANNUAL MEETING OF SHAREHOLDERS

If you plan to attend the 2003 Annual Meeting of Shareholders, please mark the appropriate box on the reverse side of the attached Proxy Card. The meeting will be held on Tuesday, May 6, 2003, in the Auditorium at Georgia-Pacific Center, 133 Peachtree Street, N.E., Atlanta, Georgia 30303. The meeting will begin promptly at 11:00 a.m., local time.

TO AVOID DELAY AT THE ENTRANCE, PLEASE PRESENT THIS TICKET

AGENDA:

ELECTION OF FIVE DIRECTORS

VOTE ON SHAREHOLDER PROPOSAL URGING THE COMPANY TO ESTABLISH A POLICY PROHIBITING THE HARVEST AND TRADE OF PRODUCTS FROM PRIMARY, OLD GROWTH OR OTHER ENDANGERED FORESTS

VOTE ON SHAREHOLDER PROPOSAL REQUESTING THAT THE COMPANY'S BOARD OF DIRECTORS AMEND THE COMPANY'S BYLAWS TO REQUIRE THAT AN INDEPENDENT DIRECTOR SERVE AS THE CHAIRMAN OF THE BOARD OF DIRECTORS

VOTE ON SHAREHOLDER PROPOSAL URGING THE COMPANY TO ESTABLISH A POLICY OF EXPENSING THE COSTS OF ALL FUTURE STOCK OPTIONS ISSUED BY THE COMPANY

TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the attached Proxy Card or vote by phone or the Internet.

X Please mark your votes as in this example.

7654

This Proxy, when properly executed, will be voted as directed. If no instructions are specifed, this proxy will be voted "FOR ALL" nominees named in Proposal 1, "FOR" Proposals 2, 3 and 4, "AGAINST" Proposals 5, 6 and 7 and in the discretion of the persons named as proxies on all other matters which may properly come before the Annual Meeting and at any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5, 6 and 7.

Proposal	FOR	WITHHELD
1. Election of Directors (see reverse).	☐	☐

For, except vote withheld from the following nominee(s):

____

Change of address on reverse side. ☐ I plan to attend the Annual Meeting. ☐

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.
Receipt of the Notice of Meeting, Proxy Statement and Annual Report is hereby acknowledged.

SIGNATURE(S) ______________________________ DATE __________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL ▲

GP Georgia-Pacific

Georgia-Pacific Corporation
Proxy Solicited by the Board of Directors for Annual Meeting of Shareholders May 6, 2003

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET PLEASE READ THE INSTRUCTIONS BELOW

Georgia-Pacific Corporation encourages you to take advantage of convenient ways to vote your shares for the matters to be covered at the 2003 Annual Meeting of Shareholders. Please take the opportunity to use one of the three convenient voting methods described below to cast your ballot.

VOTE BY MAIL
Mark and sign as your name appears on the attached proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner or trustee should sign the proxy. If the shareholder is a corporation, the office of the person signing should be indicated.

ELECTRONIC DELIVERY OF PROXY MATERIALS
Sign up to receive next year's Annual Report and proxy materials via the Internet rather than by mail. Next year when the materials are available, we will send you an e-mail with instructions which will enable you to review these materials on-line. To sign up for this optional service, visit www.econsent.com/gp.

IF YOU VOTE BY PHONE OR USE THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY. THANK YOU FOR VOTING.

To:	Participants in the Georgia-Pacific Group Stock Fund of the Georgia-Pacific Corporation Salaried 401(k) Plan and the Georgia-Pacific Hourly 401(k) Plan (the “Plans”):

In connection with the Georgia-Pacific Corporation 2003 Annual Meeting of Shareholders to be held on May 6, 2003, enclosed are proxy materials with respect to shares allocated to you under the Plans.

Pursuant to the provisions of the Plans, Vanguard Fiduciary Trust Company, the Trustee under the Plans, cannot vote your allocable shares of Georgia-Pacific Corporation common stock on the matters to be acted on at the Annual Meeting without your specific voting instructions. Accordingly, in order for your allocable shares to be voted at the Annual Meeting, please provide voting instructions by one of the three voting methods set forth on the enclosed proxy card (and outlined below) to cast your ballot:

VOTE BY PHONE – Use any touch-tone phone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your Control Number, which is located on the enclosed proxy card and follow the simple instructions provided to you by the automated Vote Voice.

VOTE BY INTERNET – Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site (www.eproxyvote.com/gp). You will be prompted to enter your Control Number, which is located on the enclosed proxy card, to obtain your records and create an electronic ballot.

VOTE BY MAIL – Mark and sign your name as it appears on the enclosed proxy card and return it promptly in the enclosed, self-addressed, postage-paid envelope. (It is understood that if you sign without otherwise marking the proxy card, you wish the Trustee to vote your shares “FOR ALL” on the election of directors and “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposals 5, 6 and 7 and in the discretion of the persons named as proxies on all other matters which may properly come before the Annual Meeting and at any postponement or adjournment thereof.)

We urge you to provide your voting instructions promptly so that the Trustee may vote the shares allocable to you under the Plans in accordance with your wishes.

Very truly yours,

Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

Date:    March 31, 2003